UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2017 through February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Income Funds

February 28, 2018 (Unaudited)

JPMorgan Global Bond Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 29, 2018 (Unaudited)

Dear Shareholder,

The global economy extended its expansion into its ninth year with support from accommodative central banks, growth in corporate profits, consumer confidence and stable energy prices. Prices for equities and bonds generally rose throughout the six months ended February 28, 2018, and managed to rebound somewhat from a sharp sell-off in early February.

“While financial market volatility has increased from the historic lows that marked 2017, certain fundamental drivers of asset prices remain in place.” — George C.W. Gatch

Responding to a tightening U.S. labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017. Meanwhile, the U.S. unemployment rate dropped to 4.1% in October and remained at that level through February. Notably, wage growth was positive but subdued. U.S. gross domestic product (GDP) rose to a better-than-expected 2.9% in the final three months of 2017, and early indicators pointed to a continued seasonal pattern of weaker but positive GDP growth for the first quarter of 2018.

The Tax Cuts and Jobs Act of 2017, which reduced both individual and corporate income taxes, was enacted in late December 2017. The law’s passage appeared to add support for U.S. equity prices, which continued to rally through January.

The early February sell-off in financial markets snapped a 15-month run of consecutive gains in the Standard & Poor’s 500 Index. The sell-off also sent yields on government and corporate bonds, which generally move in the opposite direction of prices, sharply higher.

Analysts largely attributed the sell-off to historically high equity market valuations and investor concerns that signs of rising inflation would prompt the Fed to accelerate the rollout of future interest rates increases. While equity prices had rebounded somewhat by the end of February, bond prices remained under pressure.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half as economic growth within the European Union (EU) continued to strengthen. However, the ECB declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised benchmark interest rates for the first time in a decade as the domestic economy continued to expand, despite some headwinds from uncertainty over Britain’s advance toward an exit from the EU.

Political uncertainty in Europe faded somewhat as Spain’s central government halted a secessionist movement in Catalonia in October and German Chancellor Angela Merkel successfully formed a governing coalition in late February.

Emerging market nations continued to benefit from robust growth in China, rising commodity prices and strong global demand for goods. Emerging markets debt, which generated strong returns for investors during most of the reporting period, began to weaken late in 2017 amid a decline in the value of the U.S. dollar, which effectively raises the price of exports.

While financial market volatility has increased from the historic lows that marked 2017, certain fundamental drivers of asset prices remain in place. Leading central banks have edged toward policy normalization but remained strongly accommodative for financial markets. Corporate profits have been robust and business investment began to rise in the latter part of the reporting period. Consumer sentiment was buoyant and the outlook for synchronized global economic growth remained positive. Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.37%
Bloomberg Barclays Multiverse Index	0.55%

Net Assets as of 2/28/2018 (In Thousands)	$2,961,623
Duration as of 2/28/2018	3.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

During the reporting period, global bond markets produced slim to negative returns and underperformed global equities, which were supported by rising corporate earnings, continued low interest rates and synchronized global economic growth. In early February, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, which move in the opposite direction of bond prices, as well as uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

While equity prices rebounded somewhat from the sell-off, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the global economic expansion continued into 2018. Within fixed income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. U.S. dollar-denominated emerging markets debt, which had outperformed other fixed income sectors in the first half of 2017, turned negative by the end of February 2018, while local currency-denominated emerging markets debt continued to deliver positive returns.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is managed with an unconstrained orientation and is not managed to a benchmark. While the Fund is not managed to a benchmark, its performance is compared with the Bloomberg Barclays Multiverse Index (the “Index”). For the six months ended February 28, 2018, the Fund’s Class I shares outperformed the Index. The Fund’s hedging of foreign currency positions, through the use of forward contracts, was a leading contributor to performance relative to the unhedged Index.

The Fund’s allocations to high yield bonds and emerging markets local currency debt were leading contributors to absolute performance. The Fund’s allocation to commercial mortgage-backed securities and asset-backed securities also contributed to absolute performance. The Fund’s short positions in U.S. Treasury bond futures contributed to absolute performance as U.S. Treasury bonds sold off during the reporting period. The Fund’s allocations to investment grade corporate credit and select foreign currency positions detracted from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s managers increased their allocation to emerging markets across local currencies due to improving market fundamentals and what the managers believed were attractive real yield opportunities. The managers also increased their allocations to investment grade and high yield corporate credit, while reducing exposures to securitized credit.

The managers increased the length of the Fund’s overall duration through the addition of modest duration across high yield and investment grade credit, as well as emerging markets local currency debt. Duration measures the price sensitivity of a portfolio of debt securities to changes in interest rates. Bonds with longer maturities will generally experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter maturities. The Fund’s duration increased to 3.40 years at February 28, 2018 from 3.01 years at August 31, 2017.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PORTFOLIO COMPOSITION***
Corporate Bonds	57.2%
Foreign Government Securities	21.3
Asset-Backed Securities	6.3
Commercial Mortgage-Backed Securities	5.9
Loan Assignments	2.9
Convertible Bonds	2.6
Collateralized Mortgage Obligations	2.4
Others (each less than 1.0%)	0.6
Short-Term Investments	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.7%
United Kingdom	3.8
Spain	3.4
Brazil	3.3
Russia	3.2
Indonesia	3.1
France	3.0
Cayman Islands	2.9
Italy	2.5
Luxembourg	2.5
Portugal	2.3
Germany	2.0
Malaysia	2.0
Netherlands	1.8
Mexico	1.2
Ireland	1.1
Others (each less than 1.0%)	13.4
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 4, 2012
With Sales Charge**		(2.57)%	0.21%	3.16%	3.98%
Without Sales Charge		1.25	4.06	3.96	4.71
CLASS C SHARES	September 4, 2012
With CDSC***		0.06	2.67	3.53	4.28
Without CDSC		1.06	3.67	3.53	4.28
CLASS I SHARES	September 4, 2012	1.37	4.42	4.21	4.97
CLASS R6 SHARES	September 4, 2012	1.44	4.46	4.36	5.11

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Bond Opportunities Fund, the Bloomberg Barclays Multiverse Index and the Lipper Global Income Funds Index from September 4, 2012 to February 28, 2018. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the international fixed income bond market. The Bloomberg Barclays Multiverse Index represents the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 6.1%
	Cayman Islands — 2.7%
1,002	ACIS CLO Ltd., Series 2017-7A, Class A1, 3.12%, 05/01/2027 (e) (z)	1,008
	AIMCO CLO,
2,429	Series 2014-AA, Class AR, 2.84%, 07/20/2026 (e) (z)	2,430
1,125	Series 2017-AA, Class A, 3.00%, 07/20/2029 (e) (z)	1,133
2,282	Bain Capital Credit CLO, Series 2017-1A, Class A1, 2.99%, 07/20/2030 (e) (z)	2,297
4,750	Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 2.77%, 06/09/2030 (e) (z)	4,792
5,200	CFIP CLO Ltd., Series 2017-1A, Class A, 2.62%, 01/18/2030 (e) (w) (z)	5,233
	CIFC Funding Ltd.,
1,999	Series 2017-1A, Class A, 3.10%, 04/23/2029 (e) (z)	2,011
2,997	Series 2017-2A, Class A, 2.98%, 04/20/2030 (e) (z)	3,024
4,028	Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, 2.94%, 07/18/2030 (e) (z)	4,055
1,000	Flatiron CLO Ltd., Series 2013-1A, Class A1R, 2.89%, 01/17/2026 (e) (z)	1,000
2,414	GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class A, 2.96%, 04/20/2029 (e) (z)	2,428
2,167	Grippen Park CLO Ltd., Series 2017-1A, Class A, 3.00%, 01/20/2030 (e) (z)	2,178
2,073	LCM XV LP, Series 15A, Class AR, 2.98%, 07/20/2030 (e) (z)	2,094
3,620	LCM XVI LP, Series 16A, Class AR, 2.75%, 07/15/2026 (e) (z)	3,620
2,593	Nassau Ltd., Series 2017-IA, Class A1A, 3.04%, 10/15/2029 (e) (z)	2,607
4,130	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class AR, 3.01%, 01/28/2030 (e) (z)	4,162
1,832	Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 2.97%, 04/19/2030 (e) (z)	1,846
4,160	OCP CLO Ltd., Series 2017-13A, Class A1A, 2.98%, 07/15/2030 (e) (z)	4,207
1,627	Octagon Investment Partners 30 Ltd., Series 2017-1A, Class A1, 3.06%, 03/17/2030 (e) (z)	1,649
3,161	Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3.22%, 02/20/2030 (e) (z)	3,186
2,065	Renew, Series 2017-1A, Class B, 5.75%, 09/20/2052 (e) (bb)	2,102
2,742	Sound Point CLO IV Ltd., Series 2013-3A, Class AR, 2.84%, 01/21/2026 (e) (z)	2,745

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Cayman Islands — continued
	4,630	TCI-Cent CLO Income Note Issuer Ltd., Series 2017-1A, Class A1, 3.02%, 07/25/2030 (e) (z)	4,662
		THL Credit Wind River CLO Ltd.,
	1,335	Series 2017-1A, Class A, 3.07%, 04/18/2029 (e) (z)	1,343
	4,680	Series 2017-2A, Class A, 2.97%, 07/20/2030 (e) (z)	4,711
	2,456	TIAA CLO II Ltd., Series 2017-1A, Class A, 3.02%, 04/20/2029 (e) (z)	2,471
	3,620	TRESTLES CLO Ltd., Series 2017-1A, Class A1A, 2.62%, 07/25/2029 (e) (z)	3,645
	4,335	VOYA CLO, Series 2017-2A, Class A1, 2.93%, 06/07/2030 (e) (z)	4,360

			80,999

		Italy — 0.0% (g)
EUR	3	Italfinance Securitisation Vehicle SRL, Series 2005-1, Class A, Reg. S, 0.00%, 03/14/2023 (z)	3

		United States — 3.4%
	83	ABFC Trust, Series 2004-OPT2, Class M2, 3.12%, 07/25/2033 (z) (bb)	80
	93	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, 3.20%, 04/25/2034 (z) (bb)	91
	844	American Airlines Pass-Through Trust, Series 2015-1, Class B, 3.70%, 05/01/2023	835
		Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
	91	Series 2003-W7, Class M2, 4.25%, 03/25/2034 (z) (bb)	90
	98	Series 2004-W3, Class A3, 2.44%, 02/25/2034 (z) (bb)	96
	28	Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5, SUB, 6.89%, 12/25/2034 (bb)	28
		Business Jet Securities LLC,
	1,880	Series 2018-1, Class A, 4.34%, 02/15/2033 (e)	1,880
	3,445	Series 2018-1, Class B, 6.05%, 02/15/2033 (e)	3,445
	400	CIG Auto Receivables Trust, Series 2017-1A, Class C, 5.33%, 12/16/2024 (e)	395
		Citi Held For Asset Issuance,
	2,910	Series 2015-PM2, Class C, 5.96%, 03/15/2022 (e)	2,951
	2,280	Series 2015-PM3, Class C, 6.99%, 05/16/2022 (e)	2,339

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	CLUB Credit Trust,
1,200	Series 2017-NP1, Class C, 5.13%, 04/17/2023 (e)	1,214
1,300	Series 2017-P1, Class A, 2.42%, 09/15/2023 (e)	1,297
3,285	Series 2017-P1, Class B, 3.56%, 09/15/2023 (e)	3,287
1,550	Series 2017-P2, Class A, 2.61%, 01/15/2024 (e)	1,547
122	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.98%, 04/19/2022	132
	Countrywide Asset-Backed Certificates,
64	Series 2002-4, Class M1, 2.75%, 12/25/2032 (z) (bb)	63
119	Series 2004-2, Class M1, 2.37%, 05/25/2034 (z) (bb)	119
15	Series 2004-BC1, Class M3, 3.72%, 10/25/2033 (z) (bb)	14
2,810	Series 2004-ECC2, Class M2, 2.60%, 12/25/2034 (z) (bb)	2,813
1,772	Series 2005-AB3, Class 1A1, 2.12%, 02/25/2036 (z) (bb)	1,745
	DT Auto Owner Trust,
1,365	Series 2015-3A, Class D, 4.53%, 10/17/2022 (e)	1,389
1,384	Series 2017-4A, Class D, 3.47%, 07/17/2023 (e)	1,375
1,650	Series 2017-4A, Class E, 5.15%, 11/15/2024 (e)	1,657
1,280	Exeter Automobile Receivables Trust, Series 2018-1A, Class E, 4.64%, 10/15/2024 (e)	1,273
116	First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A1, 2.34%, 08/25/2034 (z) (bb)	113
860	FirstKey Lending Trust, Series 2015-SFR1, Class D, 4.37%, 03/09/2047 (e) (z) (bb)	856
198	Flagship Credit Auto Trust, Series 2014-2, Class C, 3.95%, 12/15/2020 (e)	200
39	Fremont Home Loan Trust, Series 2004-2, Class M2, 2.55%, 07/25/2034 (z)	39
340	GMAT Trust, Series 2013-1A, Class M, 5.00%, 11/25/2043 (e) (z) (bb)	287
39	Home Equity Asset Trust, Series 2004-6, Class M2, 2.52%, 12/25/2034 (z) (bb)	38
2,000	Kabbage Asset Securitization LLC, Series 2017-1, Class C, 8.00%, 03/15/2022 (e) (bb)	2,112

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,300	LendingClub Issuance Trust, Series 2016-NP2, Class B, 6.00%, 01/17/2023 (e)	1,327
	Lendmark Funding Trust,
1,830	Series 2017-1A, Class C, 5.41%, 12/22/2025 (e)	1,880
685	Series 2017-2A, Class B, 3.38%, 05/20/2026 (e) (bb)	679
515	Series 2017-2A, Class C, 4.33%, 05/20/2026 (e) (bb)	511
2,967	LV Tower 52 Issuer, Series 2013-1, Class M, 7.75%, 02/15/2023 (e) (bb)	2,967
	Marlette Funding Trust,
788	Series 2017-3A, Class A, 2.36%, 12/15/2024 (e)	786
740	Series 2017-3A, Class B, 3.01%, 12/15/2024 (e)	736
280	Series 2017-3A, Class C, 4.01%, 12/15/2024 (e)	282
1,050	Series 2018-1A, Class B, 3.19%, 03/15/2028 (e)	1,046
895	Series 2018-1A, Class C, 3.69%, 03/15/2028 (e)	894
450	Series 2018-1A, Class D, 4.85%, 03/15/2028 (e)	450
79	Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class M1, 2.60%, 07/25/2034 (z) (bb)	78
6,373	MFA Trust, Series 2017-NPL1, Class A1, SUB, 3.35%, 11/25/2047 (e) (bb)	6,336
136	Mid-State Capital Corp. Trust, Series 2006-1, Class M2, 6.74%, 10/15/2040 (e) (bb)	154
60	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class M1, 2.48%, 01/25/2034 (z) (bb)	60
61	New Century Home Equity Loan Trust, Series 2003-4, Class M2, 4.35%, 10/25/2033 (z) (bb)	60
1,785	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.75%, 10/25/2057 (e)	1,785
1,250	Onemain Financial Issuance Trust, Series 2018-1A, Class D, 4.08%, 03/14/2029 (e)	1,250
	OneMain Financial Issuance Trust,
182	Series 2014-2A, Class C, 4.33%, 09/18/2024 (e) (bb)	183
151	Series 2014-2A, Class D, 5.31%, 09/18/2024 (e) (bb)	152
1,114	Series 2015-1A, Class A, 3.19%, 03/18/2026 (e)	1,118

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
608	Series 2015-1A, Class C, 5.12%, 03/18/2026 (e)	613
1,100	Series 2017-1A, Class D, 4.52%, 09/14/2032 (e)	1,095
1,170	Oportun Funding VI LLC, Series 2017-A, Class B, 3.97%, 06/08/2023 (e) (z) (bb)	1,143
262	Park Place Securities, Inc., Series 2005-WCH1, Class M3, 2.46%, 01/25/2036 (z) (bb)	263
66	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1, 2.52%, 10/25/2034 (z) (bb)	66
	Pretium Mortgage Credit Partners I LLC,
5,401	Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (e) (z)	5,386
3,157	Series 2018-NPL1, Class A1, SUB, 3.37%, 01/27/2033 (e)	3,153
1,400	Progress Residential Trust, Series 2015-SFR2, Class D, 3.68%, 06/12/2032 (e)	1,398
	Prosper Marketplace Issuance Trust,
2,584	Series 2017-3A, Class A, 2.36%, 11/15/2023 (e)	2,578
2,600	Series 2017-3A, Class B, 3.36%, 11/15/2023 (e)	2,589
	RASC Trust,
1,877	Series 2005-EMX1, Class M1, 2.27%, 03/25/2035 (z) (bb)	1,882
66	Series 2005-KS2, Class M1, 2.27%, 03/25/2035 (z) (bb)	67
	Renaissance Home Equity Loan Trust,
847	Series 2004-1, Class M1, 2.49%, 05/25/2034 (z) (bb)	818
483	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	494
910	Series 2005-2, Class M1, SUB, 5.05%, 08/25/2035 (bb)	926
231	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.52%, 12/26/2034 (z) (bb)	228
1,584	SoFi Consumer Loan Program LLC, Series 2017-6, Class B, 3.52%, 11/25/2026 (e) (bb)	1,564
	SoFi Consumer Loan Program Trust,
459	Series 2018-1, Class A2, 3.14%, 02/25/2027 (e)	456
1,250	Series 2018-1, Class B, 3.65%, 02/25/2027 (e)	1,244
730	Series 2018-1, Class C, 3.97%, 02/25/2027 (e)	726
700	Springleaf Funding Trust, Series 2016-AA, Class B, 3.80%, 11/15/2029 (e)	703

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	146	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, 2.62%, 10/25/2033 (z) (bb)	144
	612	US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/2021	636
	1,910	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 02/16/2043 (e)	1,919
	2,480	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.84%, 04/17/2023 (e)	2,473
	1,490	VOLT LXII LLC, Series 2017-NPL9, Class A1, SUB, 3.13%, 09/25/2047 (e) (bb)	1,480
	3,575	VOLT LXIII LLC, Series 2017-NP10, Class A1, SUB, 3.00%, 10/25/2047 (e) (bb)	3,573
	2,168	VOLT LXIV LLC, Series 2017-NP11, Class A1, SUB, 3.37%, 10/25/2047 (e)	2,164
	1,101	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e) (bb)	1,101
	1,273	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.88%, 09/25/2045 (e) (bb)	1,276
		Westlake Automobile Receivables Trust,
	1,000	Series 2018-1A, Class E, 4.53%, 05/15/2023 (e)	997
	1,000	Series 2018-1A, Class F, 5.60%, 07/15/2024 (e)	999

			100,688

		Total Asset-Backed Securities (Cost $180,632)	181,690

	Collateralized Mortgage Obligations — 2.4%
		Italy — 0.0% (g)
EUR	120	Intesa Sec Srl, Reg. S, Series 3, Class B, 10/30/2033 (z) (bb)	146

		United States — 2.4%
	3,000	Acre, 0.00%, 12/15/2020 (bb)	3,000
		Alternative Loan Trust
	4,469	Series 2004-25CB, Class A1, 6.00%, 12/25/2034	4,576
	96	Series 2005-6CB, Class 1A6, 5.50%, 04/25/2035	97
	1,664	Series 2005-21CB, Class A17, 6.00%, 06/25/2035	1,659
	4,333	Series 2005-80CB, Class 5A1, 6.00%, 02/25/2036	4,374
	106	Chase Mortgage Finance Trust, Series 2007-A1, Class 2A3, 3.68%, 02/25/2037 (z)	107

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,914	CHL Mortgage Pass-Through Trust, Series 2007-16, Class A1, 6.50%, 10/25/2037	1,652
1,154	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1.85%, 08/19/2045 (z)	1,086
	FHLMC REMIC
175	Series 3110, Class SL, IF, IO, 4.56%, 02/15/2026 (z)	9
622	Series 3459, Class JS, IF, IO, 4.66%, 06/15/2038 (z)	82
195	Series 3716, Class PI, IO, 4.50%, 04/15/2038	18
676	Series 3775, Class LI, IO, 3.50%, 12/15/2020	24
606	Series 3907, Class AI, IO, 5.00%, 05/15/2040	74
2,737	Series 3907, Class SW, IF, IO, 5.06%, 07/15/2026 (z)	274
986	Series 3914, Class LS, IF, IO, 5.21%, 08/15/2026 (z)	100
455	Series 4018, Class HI, IO, 4.50%, 03/15/2041	83
616	Series 4030, Class IL, IO, 3.50%, 04/15/2027	62
2,581	Series 4043, Class PI, IO, 2.50%, 05/15/2027	193
210	Series 4056, Class BI, IO, 3.00%, 05/15/2027	19
1,497	Series 4057, Class UI, IO, 3.00%, 05/15/2027	128
475	Series 4073, Class IQ, IO, 4.00%, 07/15/2042	104
4,455	Series 4074, 3.00%, 07/15/2027	404
1,882	Series 4097, Class CI, IO, 3.00%, 08/15/2027	163
546	Series 4119, Class LI, IO, 3.50%, 06/15/2039	67
1,153	Series 4120, Class UI, IO, 3.00%, 10/15/2027	105
231	Series 4136, Class IN, IO, 3.00%, 11/15/2027	22
1,132	Series 4173, Class I Shares, IO, 4.00%, 03/15/2043	246
766	Series 4215, Class LI, IO, 3.50%, 07/15/2041	113
1,456	Series 4280, Class KI, IO, 3.50%, 09/15/2031	138
634	Series 4304, Class DI, IO, 2.50%, 01/15/2027	42

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,803	Series 4311, Class QI, IO, 3.00%, 10/15/2028	148
1,887	Series 4313, Class UI, IO, 3.00%, 03/15/2029	197
395	Series 4323, Class IW, IO, 3.50%, 04/15/2028	37
964	Series 4324, Class AI, IO, 3.00%, 11/15/2028	74
110	Series 4351, Class GI, IO, 5.00%, 11/15/2019	1
1,643	Series 4372, Class SY, IF, IO, 4.51%, 08/15/2044 (z)	259
3,000	Series 4585, Class JI, IO, 4.00%, 05/15/2045	533
18,114	Series 4689, Class SD, IF, IO, 4.56%, 06/15/2047 (z)	3,455
8,053	Series 4694, Class SA, IF, IO, 4.51%, 06/15/2047 (z)	1,589
14,107	Series 4714, Class SA, IF, IO, 4.56%, 08/15/2047 (z)	2,695
362	FHLMC STRIPS, Series 305, IO, 3.50%, 03/15/2028	36
26	First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 1A6, 5.50%, 10/25/2035	25
	FNMA REMIC
716	Series 2009-101, Class SI, IF, IO, 4.13%, 12/25/2039 (z)	60
178	Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	13
804	Series 2011-144, Class SA, IF, IO, 5.03%, 11/25/2025 (z)	60
208	Series 2012-25, Class AI, IO, 3.50%, 03/25/2027	21
4,028	Series 2012-93, Class SE, IF, IO, 4.48%, 09/25/2042 (z)	685
1,045	Series 2012-93, Class SG, IF, IO, 4.48%, 09/25/2042 (z)	180
271	Series 2012-118, Class DI, IO, 3.50%, 01/25/2040	33
1,051	Series 2012-120, Class DI, IO, 3.00%, 03/25/2031	98
8,306	Series 2012-133, Class NS, IF, IO, 4.53%, 12/25/2042 (z)	1,511
90	Series 2012-137, Class EI, 3.00%, 12/25/2027	8
2,480	Series 2012-145, Class EI, IO, 3.00%, 01/25/2028	224

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
278	Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	36
259	Series 2012-150, Class BI, IO, 3.00%, 01/25/2028	23
287	Series 2013-5, Class BI, IO, 3.50%, 03/25/2040	35
257	Series 2013-9, Class YI, IO, 3.50%, 02/25/2028	25
3,673	Series 2013-15, IO, 2.50%, 03/25/2028	303
1,137	Series 2013-18, Class AI, IO, 3.00%, 03/25/2028	101
246	Series 2013-26, Class IJ, IO, 3.00%, 04/25/2028	22
1,239	Series 2013-31, Class DI, IO, 3.00%, 04/25/2028	128
232	Series 2013-31, Class YI, IO, 3.50%, 04/25/2028	23
7,485	Series 2013-61, Class HI, IO, 3.00%, 06/25/2033	909
1,529	Series 2013-64, Class LI, IO, 3.00%, 06/25/2033	207
11,066	Series 2013-66, Class IE, IO, 3.00%, 08/25/2032	1,253
2,532	Series 2014-35, Class KI, IO, 3.00%, 06/25/2029	287
1,526	Series 2014-44, Class QI, IO, 3.00%, 08/25/2029	148
7,897	Series 2016-25, Class SL, IF, IO, 4.38%, 05/25/2046 (z)	1,461
15,976	Series 2016-61, Class ST, IF, IO, 4.38%, 09/25/2046 (z)	2,808
9,858	Series 2016-77, Class SA, IF, IO, 4.38%, 10/25/2046 (z)	1,986
14,800	Series 2017-13, Class AS, IF, IO, 4.43%, 02/25/2047 (z)	2,845
8,302	Series 2017-57, Class SA, IF, IO, 4.48%, 08/25/2057 (z)	1,352
	FNMA STRIPS
1,801	Series 401, Class C6, IO, 4.50%, 10/25/2029	140
685	Series 409, Class 23, IO, 3.50%, 04/25/2027 (z)	61
5,058	Series 410, Class C12, IO, 5.50%, 07/25/2024	311
3,500	FNMA, Connecticut Avenue Securities, Series 2018-C01, Class 1M2, 3.87%, 07/25/2030 (z)	3,577

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	GNMA
1,378	Series 2002-24, Class AG, IF, IO, 6.36%, 04/16/2032 (z)	205
1,206	Series 2003-69, Class SB, IF, IO, 5.01%, 08/16/2033 (z)	190
879	Series 2011-13, Class S, IF, IO, 4.36%, 01/16/2041 (z)	110
4,350	Goodgreen Trust, Series 2017-R1, 5.00%, 10/20/2051 (bb)	4,286
165	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (e) (z)	118
218	HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 1.78%, 08/19/2037 (z)	207
4,006	JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A1, 1.80%, 05/25/2036 (z)	3,792
363	MASTR Alternative Loan Trust, Series 2003-5, Class 30B1, 5.89%, 08/25/2033 (z)	363
1,400	PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 2.85%, 02/25/2023 (e) (z)	1,400
411	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 5A1, 3.41%, 02/25/2035 (z)	409
1,077	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A5, 3.72%, 01/25/2035 (z)	1,092
	Wells Fargo Mortgage-Backed Securities Trust
1,884	Series 2004-M, Class A1, 3.51%, 08/25/2034 (z)	1,939
2,292	Series 2004-N, Class A6, 3.48%, 08/25/2034 (z)	2,314
2,292	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	2,313
1,581	Series 2005-AR2, Class 2A1, 3.91%, 03/25/2035 (z)	1,589
363	Series 2005-AR2, Class 2A2, 3.91%, 03/25/2035 (z)	368
304	Series 2005-AR4, Class 2A2, 3.73%, 04/25/2035 (z)	305
506	Series 2005-AR16, Class 3A1, 3.68%, 03/25/2035 (z)	508
39	Series 2007-2, Class 3A5, 5.25%, 03/25/2037	40

		70,552

	Total Collateralized Mortgage Obligations (Cost $73,287)	70,698

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — 5.8%
	Cayman Islands — 0.1%
860	PFP Ltd., Series 2017-3, Class D, 5.09%, 01/14/2035 (e) (z) (bb)	864
2,085	TPG Real Estate Finance Ltd., Series 2018-FL1, Class C, 3.46%, 02/15/2035 (e) (z)	2,085

		2,949

	United States — 5.7%
	Banc of America Commercial Mortgage Trust,
520	Series 2006-1, Class E, 5.99%, 09/10/2045 (e) (z) (bb)	545
743	Series 2007-3, Class B, 5.76%, 06/10/2049 (z) (bb)	750
8,965	Series 2007-3, Class F, 5.76%, 06/10/2049 (e) (z)	9,156
5,695	Series 2007-5, Class AJ, 5.98%, 02/10/2051 (z)	5,857
	BANK,
2,644	Series 2017-BNK6, Class D, 3.10%, 07/15/2060 (e) (bb)	2,053
2,990	Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (e) (z)	2,368
	Bear Stearns Commercial Mortgage Securities Trust,
3,440	Series 2006-PW13, Class B, 5.66%, 09/11/2041 (e) (z) (bb)	3,484
179	Series 2007-PW17, Class AJ, 5.74%, 06/11/2050 (z)	179
4,650	BXMT Ltd., Series 2017-FL1, Class D, 4.29%, 06/15/2035 (e) (z) (bb)	4,664
2,196	CD Mortgage Trust, Series 2007-CD5, Class C, 6.17%, 11/15/2044 (z) (bb)	2,200
2,525	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class D, 3.23%, 09/15/2048 (e) (bb)	2,018
2,900	COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class B, 5.88%, 05/15/2046 (z)	2,895
	Commercial Mortgage Trust,
4,112	Series 2004-GG1, Class H, 6.43%, 06/10/2036 (e) (z)	4,135
1,840	Series 2014-CR15, Class D, 4.76%, 02/10/2047 (e) (z) (bb)	1,722
3,620	Series 2015-CR24, Class A5, 3.70%, 08/10/2048	3,676
1,070	Series 2015-CR24, Class D, 3.46%, 08/10/2048 (z) (bb)	845
1,648	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.42%, 02/15/2040	1,687

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,390	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class C, 4.32%, 06/15/2050 (bb)	1,403
	FHLMC Multifamily Structured Pass-Through Certificates,
31,545	Series K036, Class X3, IO, 2.11%, 12/25/2041 (z)	3,276
17,000	Series K038, Class X3, IO, 2.49%, 06/25/2042 (z)	2,182
30,520	Series K041, Class X3, IO, 1.64%, 11/25/2042 (z)	2,799
21,950	Series K042, Class X3, IO, 1.61%, 01/25/2043 (z)	1,983
39,625	Series K045, Class X3, IO, 1.50%, 04/25/2043 (z)	3,459
38,350	Series K046, Class X3, IO, 1.51%, 04/25/2043 (z)	3,378
28,400	Series K047, Class X3, IO, 1.49%, 06/25/2043 (z)	2,537
21,110	Series K050, Class X3, IO, 1.55%, 10/25/2043 (z)	2,020
15,770	Series K052, Class X3, IO, 1.61%, 01/25/2044 (z)	1,606
39,433	Series K054, Class X3, IO, 1.60%, 04/25/2043 (z)	4,028
19,640	Series K067, Class X3, IO, 2.11%, 09/25/2044 (z)	2,997
6,050	Series K072, Class X3, IO, 2.14%, 12/25/2050 (z)	990
112,228	Series K718, Class X3, IO, 1.44%, 02/25/2043 (z)	5,747
39,172	Series K720, Class X3, IO, 1.33%, 08/25/2042 (z)	2,035
28,994	Series K729, Class X1, IO, 0.37%, 10/25/2024 (z)	613
2,593	Series K729, Class X3, IO, 1.97%, 11/25/2044 (z)	285
	FNMA ACES,
86,024	Series 2014-M3, Class X2, IO, 0.10%, 01/25/2024 (z)	420
17,807	Series 2016-M4, Class X2, IO, 2.62%, 01/25/2039 (z)	1,936
	FREMF Mortgage Trust,
4,200	Series 2017-K728, Class B, 3.65%, 09/25/2024 (e) (z) (bb)	4,081
1,265	Series 2017-K728, Class C, 3.65%, 09/25/2024 (e) (z) (bb)	1,195
900	Series 2017-K729, Class B, 3.67%, 11/25/2049 (e) (z) (bb)	867

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
2,125	Series 2017-KF29, Class B, 5.13%, 02/25/2024 (e) (z)	2,207
1,764	Series 2017-KF31, Class B, 4.48%, 04/25/2024 (e) (z)	1,806
1,718	Series 2017-KF36, Class B, 4.23%, 08/25/2024 (e) (z)	1,732
1,223	Series 2017-KF38, Class B, 4.08%, 09/25/2024 (e) (z)	1,233
878	Series 2017-KF40, Class B, 4.28%, 11/25/2027 (e) (z) (bb)	885
950	Series 2017-KF41, Class B, 4.08%, 11/25/2024 (e) (z) (bb)	955
2,875	Series 2018-KF42, Class B, 3.78%, 12/25/2024 (e) (z)	2,878
	GNMA,
29,795	Series 2013-48, IO, 0.61%, 07/16/2054 (z)	1,245
14,578	Series 2017-23, IO, 0.73%, 05/16/2059 (z)	942
	GS Mortgage Securities Trust,
1,802	Series 2007-GG10, Class AM, 5.79%, 08/10/2045 (z)	1,831
1,207	Series 2016-GS2, Class D, 2.75%, 05/10/2049 (e) (bb)	971
2,493	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class AM, 6.04%, 06/15/2049 (z)	2,528
1,572	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 6.09%, 07/15/2044 (z)	1,574
	LB-UBS Commercial Mortgage Trust,
3,342	Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	2,640
7,445	Series 2007-C6, Class AJ, 6.24%, 07/15/2040 (z)	7,692
732	Series 2007-C7, Class B, 6.39%, 09/15/2045 (z)	737
1,415	LMREC, Inc., Series 2016-CRE2, Class A, 3.30%, 11/24/2031 (e) (z)	1,425
	Morgan Stanley Bank of America Merrill Lynch Trust,
2,430	Series 2014-C14, Class D, 4.82%, 02/15/2047 (e) (z) (bb)	2,214
1,060	Series 2014-C19, Class D, 3.25%, 12/15/2047 (e) (bb)	850
	Morgan Stanley Capital I Trust,
2,067	Series 2005-HQ7, Class E, 5.39%, 11/14/2042 (z) (bb)	2,091
874	Series 2006-HQ9, Class D, 5.86%, 07/12/2044 (z) (bb)	873

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,083	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	1,084
2,800	Series 2006-T23, Class D, 6.12%, 08/12/2041 (e) (z) (bb)	2,905
1,846	Series 2007-HQ11, Class AJ, 5.51%, 02/12/2044 (z)	1,844
	UBS Commercial Mortgage Trust,
1,580	Series 2017-C4, Class D, 2.90%, 10/15/2050 (e) (z) (bb)	1,083
3,345	Series 2017-C6, Class D, 2.50%, 12/15/2050 (e) (z)	2,320
	Wachovia Bank Commercial Mortgage Trust,
100	Series 2005-C21, Class F, 5.30%, 10/15/2044 (e) (z) (bb)	62
951	Series 2006-C29, Class B, 5.43%, 11/15/2048 (z)	956
2,510	Series 2007-C30, Class B, 5.46%, 12/15/2043 (z)	2,526
3,187	Series 2007-C31, Class AJ, 5.66%, 04/15/2047 (z)	3,252
2,840	Series 2007-C31, Class B, 5.70%, 04/15/2047 (z)	2,913
1,130	Series 2007-C31, Class C, 6.10%, 04/15/2047 (z)	1,149
2,530	Series 2007-C33, Class AJ, 6.01%, 02/15/2051 (z)	2,543
2,600	Series 2007-C33, Class B, 6.01%, 02/15/2051 (z) (bb)	2,470
2,600	Series 2007-C33, Class C, 6.01%, 02/15/2051 (z) (bb)	2,309
185	Series 2007-C34, Class AJ, 6.12%, 05/15/2046 (z)	190
	Wells Fargo Commercial Mortgage Trust,
1,370	Series 2010-C1, Class C, 5.60%, 11/15/2043 (e) (z) (bb)	1,417
1,250	Series 2015-NXS2, Class A5, 3.77%, 07/15/2058 (z)	1,275
1,276	Series 2016-BNK1, Class D, 3.00%, 08/15/2049 (e) (bb)	998

		168,676

	Total Commercial Mortgage-Backed Securities (Cost $175,744)	171,625

SHARES
Common Stocks — 0.1%
	Colombia — 0.1%
14	Frontera Energy Corp. (a)	481
47	Frontera Energy Corp. (a)	1,558

		2,039

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
	Common Stocks — continued
		New Zealand — 0.0% (g)
	4	UCI Holdings LLC (a) (bb)	80

		United States — 0.0% (g)
	34	Avaya Holdings Corp. (a)	716
	5	Caesars Entertainment Corp. (a)	63
	1	Goodman Private (a) (bb)	—
	3	NII Holdings, Inc. (a)	3
	4	Penn Virginia Corp. (a)	158
	9	VICI Properties, Inc. (a)	164
	6	Vistra Energy Corp. (a)	118

			1,222

		Total Common Stocks (Cost $3,363)	3,341

PRINCIPAL AMOUNT
	Convertible Bonds — 2.5%
		China — 0.2%
	4,645	Ctrip.com International Ltd., 1.00%, 07/01/2020	4,966

		Netherlands — 0.1%
	1,565	NXP Semiconductors NV, 1.00%, 12/01/2019	2,014

		United Arab Emirates — 0.0% (g)
EUR	800	UniCredit SpA, 0.50%, 03/27/2020	916

		United States — 2.2%
		Cypress Semiconductor Corp.,
	265	2.00%, 02/01/2023 (e)	290
	3,170	4.50%, 01/15/2022	4,553
	2,240	DISH Network Corp., 3.38%, 08/15/2026	2,254
	2,165	Envestnet, Inc., 1.75%, 12/15/2019	2,340
		Finisar Corp.,
	1,910	0.50%, 12/15/2033	1,898
	3,640	0.50%, 12/15/2036	3,344
	430	Horizon Global Corp., 2.75%, 07/01/2022	348
	4,735	II-VI, Inc., 0.25%, 09/01/2022 (e)	5,078
	3,025	Liberty Expedia Holdings, Inc., 1.00%, 06/30/2047 (e)	2,913
	4,515	Live Nation Entertainment, Inc., 2.50%, 05/15/2019	6,036
	1,275	Medidata Solutions, Inc., 1.00%, 08/01/2018	1,489
	3,670	Nabors Industries, Inc., 0.75%, 01/15/2024 (e)	2,791
	3,355	Nuance Communications, Inc., 1.50%, 11/01/2035	3,440
	1,545	Nutanix, Inc., Zero Coupon, 01/15/2023 (e)	1,588

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	3,465	Oasis Petroleum, Inc., 2.63%, 09/15/2023	3,570
	4,270	ON Semiconductor Corp., 1.00%, 12/01/2020	5,973
	1,680	Red Hat, Inc., 0.25%, 10/01/2019	3,365
	1,700	SM Energy Co., 1.50%, 07/01/2021	1,643
	4,205	Teradyne, Inc., 1.25%, 12/15/2023	6,383
	1,855	Web.com Group, Inc., 1.00%, 08/15/2018	1,827
	4,565	Zillow Group, Inc., 2.00%, 12/01/2021	5,305

			66,428

		Total Convertible Bonds (Cost $69,125)	74,324

	Corporate Bonds — 56.2%
		Argentina — 0.3%
	1,200	Arcor SAIC, Reg. S, 6.00%, 07/06/2023	1,247
		Pampa Energia SA,
	3,830	7.38%, 07/21/2023 (e)	4,059
		YPF SA,
	2,660	6.95%, 07/21/2027 (e)	2,677
	1,760	Reg. S, 8.50%, 03/23/2021	1,923

			9,906

		Australia — 0.2%
	2,165	Australia & New Zealand Banking Group Ltd., (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	2,368
GBP	1,240	BHP Billiton Finance Ltd., Reg. S, (GBP Swap 5 Year + 4.82%), 6.50%, 10/22/2077 (aa)	1,983
		FMG Resources August 2006 Pty. Ltd.,
	265	4.75%, 05/15/2022 (e)	265
	265	5.13%, 05/15/2024 (e)	264
	35	Nufarm Australia Ltd., 6.38%, 10/15/2019 (e)	35
EUR	1,200	Origin Energy Finance Ltd., Reg. S, (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/2074 (aa)	1,534

			6,449

		Bahrain — 0.1%
	1,600	Batelco International Finance No. 1 Ltd., Reg. S, 4.25%, 05/01/2020	1,584

		Belgium — 0.5%
		Anheuser-Busch InBev Finance, Inc.,
	4,565	3.65%, 02/01/2026	4,524
	3,305	4.90%, 02/01/2046	3,524
EUR	900	Anheuser-Busch InBev SA/NV, Reg. S, 2.00%, 03/17/2028	1,146
EUR	1,600	Nyrstar Netherlands Holdings BV, Reg. S, 6.88%, 03/15/2024	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Belgium — continued
EUR 2,200	Solvay Finance SA, Reg. S, (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (x) (y) (aa)	3,138
EUR 1,600	Telenet Finance Luxembourg Notes SARL, Reg. S, 3.50%, 03/01/2028	1,914

		16,246

	Brazil — 1.3%
900	Banco Daycoval SA, Reg. S, 5.75%, 03/19/2019	911
4,550	Banco do Brasil SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 04/15/2024 (x) (y) (aa)	4,146
700	Banco Votorantim SA, Reg. S, 7.38%, 01/21/2020	736
3,380	Cemig Geracao e Transmissao SA, 9.25%, 12/05/2024 (e)	3,655
437	Centrais Eletricas Brasileiras SA, Reg. S, 6.88%, 07/30/2019	455
3,600	CSN Resources SA, Reg. S, 6.50%, 07/21/2020	3,550
3,550	Itau Unibanco Holding SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%, 12/12/2022 (e) (x) (y) (aa)	3,577
	JBS USA LUX SA,
236	5.75%, 06/15/2025 (e)	226
1,137	5.88%, 07/15/2024 (e)	1,109
675	6.75%, 02/15/2028 (e)	668
875	7.25%, 06/01/2021 (e)	886
3,950	JSL Europe SA, Reg. S, 7.75%, 07/26/2024	4,034
2,600	Minerva Luxembourg SA, Reg. S, 6.50%, 09/20/2026	2,571
	Petrobras Global Finance BV,
4,297	6.00%, 01/27/2028 (e)	4,232
1,553	7.38%, 01/17/2027	1,680
1,083	8.75%, 05/23/2026	1,266
2,430	Suzano Austria GmbH, 5.75%, 07/14/2026 (e)	2,589
1,950	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	2,070

		38,361

	Canada — 0.8%
1,074	1011778 BC ULC, 4.25%, 05/15/2024 (e)	1,026
70	Athabasca Oil Corp., 9.88%, 02/24/2022 (e)	70
188	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	197
	Baytex Energy Corp.,
100	5.13%, 06/01/2021 (e)	94
115	5.63%, 06/01/2024 (e)	103

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Bombardier, Inc.,
561	6.00%, 10/15/2022 (e)	560
357	6.13%, 01/15/2023 (e)	358
287	7.50%, 12/01/2024 (e)	298
461	7.50%, 03/15/2025 (e)	473
877	8.75%, 12/01/2021 (e)	961
56	Cascades, Inc., 5.50%, 07/15/2022 (e)	57
	Cenovus Energy, Inc.,
993	5.20%, 09/15/2043	955
1,596	6.75%, 11/15/2039	1,830
	Concordia International Corp.,
857	7.00%, 04/15/2023 (d) (e)	77
535	9.00%, 04/01/2022 (e)	490
241	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	240
3,000	Emera US Finance LP, 3.55%, 06/15/2026	2,888
	Encana Corp.,
2,025	6.50%, 08/15/2034	2,405
552	6.50%, 02/01/2038	671
540	GW Honos Security Corp., 8.75%, 05/15/2025 (e)	581
250	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	266
321	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	311
325	Lundin Mining Corp., 7.88%, 11/01/2022 (e)	344
	Mattamy Group Corp.,
550	6.50%, 10/01/2025 (e)	575
44	6.88%, 12/15/2023 (e)	46
	MEG Energy Corp.,
800	6.38%, 01/30/2023 (e)	686
1,035	6.50%, 01/15/2025 (e)	1,015
	NOVA Chemicals Corp.,
570	5.00%, 05/01/2025 (e)	566
80	5.25%, 08/01/2023 (e)	81
	Open Text Corp.,
295	5.63%, 01/15/2023 (e)	307
272	5.88%, 06/01/2026 (e)	283
	Precision Drilling Corp.,
350	5.25%, 11/15/2024	334
489	7.13%, 01/15/2026 (e)	493
1,625	Quebecor Media, Inc., 5.75%, 01/15/2023	1,686
542	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	530
	Teck Resources Ltd.,
685	6.13%, 10/01/2035	745
630	8.50%, 06/01/2024 (e)	701

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Canada — continued
	357	Transcanada Trust, (ICE LIBOR USD 3 Month + 3.53%), 5.62%, 05/20/2075 (aa)	373
		Videotron Ltd.,
	100	5.13%, 04/15/2027 (e)	101
	1,300	5.38%, 06/15/2024 (e)	1,345

			25,122

		Chile — 0.1%
	1,300	Empresa Electrica Guacolda SA, Reg. S, 4.56%, 04/30/2025	1,218
	1,400	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	1,457

			2,675

		China — 0.5%
	1,400	Bluestar Finance Holdings Ltd., Reg. S, 3.13%, 09/30/2019	1,389
	900	GOME Retail Holdings Ltd., Reg. S, 5.00%, 03/10/2020	897
	1,450	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.00%, 11/04/2019	1,423
	1,000	Keen Idea Global Ltd., Reg. S, 4.38%, 03/08/2020	986
	1,450	MCC Holding Hong Kong Corp. Ltd., Reg. S, 2.95%, 05/31/2020	1,428
	700	Moon Wise Global Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 12.37%), 9.00%, 01/28/2019 (x) (y) (aa)	725
	1,400	Overseas Chinese Town Asia Holdings Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%, 10/10/2020 (x) (y) (aa)	1,377
	1,454	Semiconductor Manufacturing International Corp., Reg. S, 4.13%, 10/07/2019	1,460
EUR	810	SMCP Group SAS, Reg. S, 5.88%, 05/01/2023	1,056
	900	Tianjin Infrastructure Construction & Investment Group Co. Ltd., Reg. S, 2.75%, 06/15/2019	890
	1,600	Times Property Holdings Ltd., Reg. S, 6.25%, 01/23/2020	1,614
	700	West China Cement Ltd., Reg. S, 6.50%, 09/11/2019	717

			13,962

		Colombia — 0.1%
	1,881	Frontera Energy Corp., Series AI, 10.00% (cash), 11/02/2021 (v)	2,095

		Denmark — 0.1%
		Danske Bank A/S,
EUR	380	Reg. S, (EUR Swap Annual 6 Year + 4.64%), 5.75%, 04/06/2020 (x) (y) (aa)	501

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Denmark — continued
EUR 1,900	Reg. S, (EUR Swap Annual 5 Year + 5.47%), 5.88%, 04/06/2022 (x) (y) (aa)	2,620

		3,121

	Finland — 0.0% (g)
479	Nokia OYJ, 4.38%, 06/12/2027	460

	France — 2.9%
EUR 1,200	Accor SA, Reg. S, (EUR Swap Annual 5 Year + 3.65%), 4.13%, 06/30/2020 (x) (y) (aa)	1,557
EUR 1,200	Arkema SA, Reg. S, (EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020 (x) (y) (aa)	1,597
EUR 900	AXA SA, Reg. S, (EURIBOR 3 Month + 4.35%), 5.12%, 07/04/2043 (aa)	1,309
	BPCE SA,
EUR 1,200	Reg. S, (EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (aa)	1,571
8,195	5.15%, 07/21/2024 (e)	8,613
EUR 2,500	Casino Guichard Perrachon SA, Reg. S, 3.58%, 02/07/2025	3,116
EUR 1,250	CMA CGM SA, Reg. S, 6.50%, 07/15/2022	1,580
EUR 1,000	Constantin Investissement 3 SASU, Reg. S, 5.38%, 04/15/2025	1,219
	Credit Agricole SA,
1,875	4.38%, 03/17/2025 (e)	1,889
4,150	(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (x) (y) (aa)	4,855
EUR 1,300	Elis SA, Reg. S, 3.00%, 04/30/2022	1,614
	Europcar Groupe SA,
EUR 2,200	Reg. S, 4.13%, 11/15/2024 (e)	2,692
EUR 450	Reg. S, 5.75%, 06/15/2022	570
EUR 1,000	Faurecia SA, Reg. S, 3.63%, 06/15/2023	1,280
EUR 2,400	Fnac Darty SA, Reg. S, 3.25%, 09/30/2023	3,048
EUR 1,000	Horizon Holdings I SAS, Reg. S, 7.25%, 08/01/2023	1,280
EUR 1,500	Horizon Parent Holdings SARL, Reg. S, 8.25% (cash), 02/15/2022 (v)	1,934
EUR 1,750	La Financiere Atalian SAS, Reg. S, 4.00%, 05/15/2024	2,206
EUR 3,000	Loxam SAS, Reg. S, 4.25%, 04/15/2024	3,869
EUR 1,450	Novafives SAS, Reg. S, 4.50%, 06/30/2021	1,791
	Orano SA,
EUR 500	Reg. S, 3.25%, 09/04/2020	639
EUR 1,800	4.38%, 11/06/2019	2,324
EUR 1,750	4.88%, 09/23/2024	2,364
EUR 3,500	Peugeot SA, Reg. S, 2.38%, 04/14/2023	4,523
EUR 3,050	Rexel SA, Reg. S, 2.63%, 06/15/2024	3,819

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	France — continued
	SFR Group SA,
EUR 1,700	Reg. S, 5.38%, 05/15/2022	2,117
EUR 4,650	Reg. S, 5.63%, 05/15/2024	5,743
2,900	6.00%, 05/15/2022 (e)	2,824
250	6.25%, 05/15/2024 (e)	233
	Societe Generale SA,
EUR 850	Reg. S, (EUR Swap Annual 5 Year + 5.54%), 6.75%, 04/07/2021 (x) (y) (aa)	1,168
3,230	(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 09/29/2025 (e) (x) (y) (aa)	3,722
EUR 2,100	SPIE SA, Reg. S, 3.13%, 03/22/2024	2,645
EUR 1,750	TOTAL SA, Reg. S, (EUR Swap Annual 5 Year + 3.78%), 3.88%, 05/18/2022 (x) (y) (aa)	2,360
	Vallourec SA,
EUR 1,700	Reg. S, 2.25%, 09/30/2024	1,745
EUR 1,200	Reg. S, 6.63%, 10/15/2022	1,530
EUR 1,000	Verallia Packaging SASU, Reg. S, 5.13%, 08/01/2022	1,263

		86,609

	Germany — 1.9%
EUR 1,130	Adler Pelzer Holding GmbH, Reg. S, 4.13%, 04/01/2024	1,404
EUR 200	Allianz SE, Reg. S, (EURIBOR 3 Month + 3.35%), 3.10%, 07/06/2047 (aa)	263
EUR 2,000	CBR Fashion Finance BV, Reg. S, 5.13%, 10/01/2022	2,281
EUR 1,850	CeramTec Group GmbH, Reg. S, 8.25%, 08/15/2021	2,352
EUR 500	Commerzbank AG, 7.75%, 03/16/2021	736
EUR 1,000	CTC BondCo GmbH, 5.25%, 12/15/2025 (e)	1,219
3,065	Deutsche Bank AG, 4.25%, 10/14/2021	3,127
EUR 650	Douglas GmbH, Reg. S, 6.25%, 07/15/2022	828
	Fresenius Medical Care US Finance II, Inc.,
295	4.75%, 10/15/2024 (e)	309
272	5.88%, 01/31/2022 (e)	293
EUR 1,650	Hapag-Lloyd AG, Reg. S, 6.75%, 02/01/2022	2,122
	IHO Verwaltungs GmbH,
EUR 1,450	Reg. S, 3.25% (cash), 09/15/2023 (v)	1,827
EUR 1,400	Reg. S, 3.75% (cash), 09/15/2026 (v)	1,802
346	4.75% (cash), 09/15/2026 (e) (v)	334
EUR 1,500	Nidda BondCo GmbH, Reg. S, 5.00%, 09/30/2025	1,812
EUR 1,309	Nidda Healthcare Holding GmbH, Reg. S, 3.50%, 09/30/2024	1,600
EUR 1,050	ProGroup AG, Reg. S, 5.13%, 05/01/2022	1,314
EUR 5,300	Schaeffler Finance BV, Reg. S, 3.25%, 05/15/2025	6,919

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — continued
4,410	Siemens Financieringsmaatschappij NV, 2.35%, 10/15/2026 (e)	4,015
	thyssenkrupp AG,
EUR 3,500	Reg. S, 1.38%, 03/03/2022	4,308
EUR 2,750	Reg. S, 2.50%, 02/25/2025	3,558
EUR 3,100	Unitymedia GmbH, Reg. S, 3.75%, 01/15/2027	3,984
EUR 4,650	Unitymedia Hessen GmbH & Co. KG, Reg. S, 4.00%, 01/15/2025	5,985
EUR 2,100	WEPA Hygieneprodukte GmbH, Reg. S, 3.75%, 05/15/2024	2,619
	ZF North America Capital, Inc.,
EUR 1,500	Reg. S, 2.75%, 04/27/2023	1,960
545	4.75%, 04/29/2025 (e)	561

		57,532

	Greece — 0.2%
EUR 1,700	Crystal Almond SARL, Reg. S, 10.00%, 11/01/2021	2,272
EUR 692	National Bank of Greece SA, Reg. S, 2.75%, 10/19/2020	863
EUR 1,350	OTE plc, Reg. S, 3.50%, 07/09/2020	1,742

		4,877

	Guatemala — 0.0% (g)
700	Cementos Progreso Trust, Reg. S, 7.13%, 11/06/2023	726
700	Comunicaciones Celulares SA, Reg. S, 6.88%, 02/06/2024	733

		1,459

	Hong Kong — 0.1%
700	Studio City Co. Ltd., Reg. S, 7.25%, 11/30/2021	736
3,700	WTT Investment Ltd., 5.50%, 11/21/2022 (e)	3,677

		4,413

	India — 0.1%
3,444	JSW Steel Ltd., Reg. S, 5.25%, 04/13/2022	3,478

	Indonesia — 0.0% (g)
900	Theta Capital Pte. Ltd., Reg. S, 7.00%, 04/11/2022	902

	Ireland — 1.1%
EUR 3,100	Allied Irish Banks plc, Reg. S, (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (aa)	4,083
	Ardagh Packaging Finance plc,
EUR 1,700	Reg. S, 2.75%, 03/15/2024	2,102
EUR 2,050	Reg. S, 4.13%, 05/15/2023	2,620
500	4.63%, 05/15/2023 (e)	499

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Ireland — continued
300	6.00%, 06/30/2021 (e)	307
500	6.00%, 02/15/2025 (e)	513
EUR 2,707	Reg. S, 6.75%, 05/15/2024	3,604
2,750	7.25%, 05/15/2024 (e)	2,946
	Bank of Ireland,
EUR 2,587	Reg. S, (EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/2024 (aa)	3,299
EUR 1,870	Reg. S, (EUR Swap Annual 5 Year + 6.96%), 7.38%, 06/18/2020 (x) (y) (aa)	2,550
EUR 2,950	eircom Finance DAC, Reg. S, 4.50%, 05/31/2022	3,687
	Park Aerospace Holdings Ltd.,
920	4.50%, 03/15/2023 (e)	888
350	5.50%, 02/15/2024 (e)	352
	Smurfit Kappa Acquisitions ULC,
EUR 900	Reg. S, 2.75%, 02/01/2025	1,143
EUR 3,250	Reg. S, 3.25%, 06/01/2021	4,247

		32,840

	Israel — 0.2%
EUR 400	Teva Pharmaceutical Finance Netherlands II BV, Reg. S, 1.13%, 10/15/2024	404
5,550	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/2026	4,503

		4,907

	Italy — 2.0%
EUR 700	Autostrade per l’Italia SpA, Reg. S, 1.88%, 11/04/2025	890
EUR 1,500	Buzzi Unicem SpA, Reg. S, 2.13%, 04/28/2023	1,901
	Enel Finance International NV,
4,365	3.50%, 04/06/2028 (e)	4,107
3,570	3.63%, 05/25/2027 (e)	3,430
	Enel SpA,
EUR 1,050	Reg. S, (EUR Swap Annual 5 Year + 5.24%), 6.50%, 01/10/2074 (aa)	1,347
GBP 2,250	Reg. S, (GBP Swap 5 Year + 5.66%), 7.75%, 09/10/2075 (aa)	3,527
EUR 2,250	EVOCA SpA, Reg. S, 7.00%, 10/15/2023	2,919
	Intesa Sanpaolo SpA,
5,880	3.88%, 07/14/2027 (e)	5,612
EUR 600	Reg. S, 6.63%, 09/13/2023	908
EUR 1,800	Reg. S, (EUR Swap Annual 5 Year + 7.19%), 7.75%, 01/11/2027 (x) (y) (aa)	2,740
	Leonardo SpA,
EUR 4,350	4.50%, 01/19/2021	5,869
EUR 2,000	4.88%, 03/24/2025	2,880

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Italy — continued
EUR 1,400	Saipem Finance International BV, Reg. S, 3.75%, 09/08/2023	1,819
EUR 500	Snaitech SpA, Reg. S, 6.38%, 11/07/2021	647
	Telecom Italia Capital SA,
282	6.00%, 09/30/2034	295
489	6.38%, 11/15/2033	536
179	7.20%, 07/18/2036	209
85	7.72%, 06/04/2038	104
EUR 850	Telecom Italia Finance SA, 7.75%, 01/24/2033	1,543
	Telecom Italia SpA,
EUR 300	Reg. S, 3.00%, 09/30/2025	384
EUR 5,750	Reg. S, 3.25%, 01/16/2023	7,629
EUR 2,750	Reg. S, 3.63%, 05/25/2026	3,666
	Wind Tre SpA,
EUR 2,250	Reg. S, 2.63%, 01/20/2023	2,493
EUR 1,000	3.13%, 01/20/2025 (e)	1,089
1,506	5.00%, 01/20/2026 (e)	1,296

		57,840

	Jamaica — 0.1%
	Digicel Group Ltd.,
1,574	Reg. S, 7.13%, 04/01/2022	1,361
900	Reg. S, 8.25%, 09/30/2020	841

		2,202

	Japan — 0.3%
	SoftBank Group Corp.,
EUR 6,000	Reg. S, 4.00%, 07/30/2022	7,814
492	4.50%, 04/15/2020 (e)	496
EUR 1,200	Reg. S, 4.75%, 07/30/2025	1,541

		9,851

	Jordan — 0.0% (g)
900	Hikma Pharmaceuticals plc, Reg. S, 4.25%, 04/10/2020	898

	Kazakhstan — 0.1%
1,700	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	1,757

	Kuwait — 0.2%
	Kuwait Projects Co. SPC Ltd.,
3,226	Reg. S, 4.50%, 02/23/2027	3,170
2,400	Reg. S, 5.00%, 03/15/2023	2,469

		5,639

	Luxembourg — 2.3%
	Altice Financing SA,
EUR 3,450	Reg. S, 5.25%, 02/15/2023	4,364

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Luxembourg — continued
2,005	6.63%, 02/15/2023 (e)	2,002
600	7.50%, 05/15/2026 (e)	605
	Altice Finco SA,
EUR 1,500	Reg. S, 4.75%, 01/15/2028 (e)	1,649
	Altice Luxembourg SA,
EUR 2,200	Reg. S, 6.25%, 02/15/2025	2,504
EUR 4,125	Reg. S, 7.25%, 05/15/2022	4,852
635	7.63%, 02/15/2025 (e)	559
1,750	7.75%, 05/15/2022 (e)	1,632
	ArcelorMittal,
EUR 2,050	Reg. S, 2.88%, 07/06/2020	2,651
EUR 550	Reg. S, 3.00%, 04/09/2021	721
EUR 3,300	Reg. S, 3.13%, 01/14/2022	4,369
660	6.13%, 06/01/2025	727
1,465	6.50%, 02/25/2022	1,593
EUR 3,570	Auris Luxembourg II SA, Reg. S, 8.00%, 01/15/2023	4,545
1,750	FAGE International SA, 5.63%, 08/15/2026 (e)	1,644
EUR 775	Galapagos SA, Reg. S, 5.38%, 06/15/2021	922
EUR 3,000	INEOS Finance plc, Reg. S, 4.00%, 05/01/2023	3,751
	INEOS Group Holdings SA,
EUR 1,150	Reg. S, 5.38%, 08/01/2024	1,482
1,000	5.63%, 08/01/2024 (e)	1,016
	Intelsat Jackson Holdings SA,
1,322	5.50%, 08/01/2023	1,094
1,002	7.25%, 10/15/2020	933
2,805	7.50%, 04/01/2021	2,547
1,177	8.00%, 02/15/2024 (e)	1,236
EUR 1,350	Matterhorn Telecom Holding SA, Reg. S, 4.88%, 05/01/2023	1,664
EUR 2,900	Matterhorn Telecom SA, Reg. S, 3.88%, 05/01/2022	3,591
EUR 355	Monitchem HoldCo 3 SA, Reg. S, 5.25%, 06/15/2021	438
	Picard Bondco SA,
EUR 1,300	5.50%, 11/30/2024 (e)	1,605
EUR 3,350	SES SA, Reg. S, (EUR Swap Annual 5 Year + 4.66%), 4.62%, 01/02/2022 (x) (y) (aa)	4,328
EUR 4,750	SIG Combibloc Holdings SCA, Reg. S, 7.75%, 02/15/2023	6,012
EUR 2,950	Telenet Finance VI Luxembourg SCA, Reg. S, 4.88%, 07/15/2027	3,890

		68,926

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — 1.1%
	Banco Mercantil del Norte SA,
1,885	(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/2031 (e) (aa)	1,872
2,670	(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 07/06/2022 (e) (x) (y) (aa)	2,775
1,900	Banco Nacional de Comercio Exterior SNC, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (e) (aa)	1,864
4,300	BBVA Bancomer SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 01/18/2033 (e) (aa)	4,173
	Cemex SAB de CV,
1,250	5.70%, 01/11/2025 (e)	1,294
200	6.13%, 05/05/2025 (e)	211
1,340	7.75%, 04/16/2026 (e)	1,488
1,940	Elementia SAB de CV, 5.50%, 01/15/2025 (e)	1,959
1,050	Mexico City Airport Trust, 5.50%, 07/31/2047 (e)	983
4,300	Nemak SAB de CV, 4.75%, 01/23/2025 (e)	4,262
	Petroleos Mexicanos,
2,681	(ICE LIBOR USD 3 Month + 3.65%), 5.19%, 03/11/2022 (e) (aa)	2,932
2,240	6.35%, 02/12/2048 (e)	2,180
1,300	6.50%, 03/13/2027 (e)	1,387
1,730	6.75%, 09/21/2047 (e)	1,754
1,940	6.88%, 08/04/2026	2,132
900	Republic of Comision Federal de Electricidad, Reg. S, 4.75%, 02/23/2027	907
420	Sixsigma Networks Mexico SA de CV, Reg. S, 8.25%, 11/07/2021	442

		32,615

	Netherlands — 1.6%
	ABN AMRO Bank NV,
3,555	4.75%, 07/28/2025 (e)	3,658
EUR 3,900	Reg. S, (EUR Swap Annual 5 Year + 5.45%), 5.75%, 09/22/2020 (x) (y) (aa)	5,222
	AerCap Ireland Capital DAC,
2,585	3.65%, 07/21/2027	2,430
837	4.63%, 10/30/2020	865
3,765	4.63%, 07/01/2022	3,907
1,515	5.00%, 10/01/2021	1,588
	Constellium NV,
EUR 1,141	Reg. S, 4.25%, 02/15/2026 (e)	1,408
545	6.63%, 03/01/2025 (e)	564

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Netherlands — continued
EUR 950	Hema Bondco I BV, Reg. S, (EURIBOR 3 Month + 6.25%, 6.25% Floor), 6.25%, 07/15/2022 (aa)	1,162
EUR 900	Hema Bondco II BV, Reg. S, 8.50%, 01/15/2023	1,110
	ING Groep NV,
2,200	(USD Swap Semi 5 Year + 4.45%), 6.50%, 04/16/2025 (x) (y) (aa)	2,307
3,750	Reg. S, (USD Swap Semi 5 Year + 5.12%), 6.87%, 04/16/2022 (x) (y) (aa)	3,993
EUR 1,600	Lincoln Finance Ltd., Reg. S, 6.88%, 04/15/2021	2,029
1,000	NXP BV, 5.75%, 03/15/2023 (e)	1,029
3,460	Shell International Finance BV, 4.13%, 05/11/2035	3,569
200	UPC Holding BV, 5.50%, 01/15/2028 (e)	188
	UPCB Finance IV Ltd.,
EUR 1,750	Reg. S, 4.00%, 01/15/2027	2,220
1,950	5.38%, 01/15/2025 (e)	1,931
	Ziggo Bond Finance BV,
EUR 3,450	Reg. S, 4.63%, 01/15/2025	4,272
715	5.88%, 01/15/2025 (e)	688
	Ziggo Secured Finance BV,
EUR 1,400	Reg. S, 3.75%, 01/15/2025	1,734
EUR 1,000	Reg. S, 4.25%, 01/15/2027	1,231
435	5.50%, 01/15/2027 (e)	417

		47,522

	Nigeria — 0.1%
1,600	IHS Netherlands Holdco BV, 9.50%, 10/27/2021 (e)	1,704
1,200	United Bank for Africa plc, Reg. S, 7.75%, 06/08/2022	1,248

		2,952

	Panama — 0.0% (g)
700	Global Bank Corp., Reg. S, 5.13%, 10/30/2019	718

	Peru — 0.2%
2,600	Nexa Resources SA, Reg. S, 5.38%, 05/04/2027	2,667
3,070	Southern Copper Corp., 5.88%, 04/23/2045	3,511

		6,178

	Portugal — 0.4%
EUR 2,400	EDP — Energias de Portugal SA, Reg. S, (EUR Swap Annual 5 Year + 5.04%), 5.38%, 09/16/2075 (aa)	3,239

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Portugal — continued
	EDP Finance BV,
EUR 2,000	Reg. S, 2.38%, 03/23/2023	2,636
4,130	3.63%, 07/15/2024 (e)	4,073
400	5.25%, 01/14/2021 (e)	421

		10,369

	Qatar — 0.2%
2,600	ABQ Finance Ltd., Reg. S, 3.50%, 02/22/2022	2,525
2,015	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	2,066

		4,591

	South Korea — 0.2%
1,360	MagnaChip Semiconductor SA, 5.00%, 03/01/2021	1,840
4,150	Woori Bank, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 05/16/2022 (x) (y) (aa)	4,166

		6,006

	Spain — 1.5%
EUR 2,000	Banco Bilbao Vizcaya Argentaria SA, Reg. S, (EUR Swap Annual 5 Year + 9.18%), 8.88%, 04/14/2021 (x) (y) (aa)	2,921
	CaixaBank SA,
EUR 3,200	Reg. S, (EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/2027 (aa)	4,166
EUR 3,000	Reg. S, (EUR Swap Annual 5 Year + 6.50%), 6.75%, 06/13/2024 (x) (y) (aa)	4,241
EUR 960	Campofrio Food Group SA, Reg. S, 3.38%, 03/15/2022	1,191
EUR 900	Cellnex Telecom SA, Reg. S, 2.88%, 04/18/2025	1,128
EUR 2,250	Cirsa Funding Luxembourg SA, Reg. S, 5.75%, 05/15/2021	2,839
EUR 1,619	eDreams ODIGEO SA, Reg. S, 8.50%, 08/01/2021	2,108
EUR 1,000	Gas Natural Fenosa Finance BV, Reg. S, (EUR Swap Annual 8 Year + 3.35%), 4.13%, 11/18/2022 (x) (y) (aa)	1,307
EUR 1,646	Gestamp Funding Luxembourg SA, Reg. S, 3.50%, 05/15/2023	2,091
EUR 1,500	Grupo-Antolin Irausa SA, Reg. S, 3.25%, 04/30/2024	1,882
	Repsol International Finance BV,
EUR 336	Reg. S, (EUR Swap Annual 6 Year + 3.56%), 3.88%, 03/25/2021 (x) (y) (aa)	439
EUR 3,412	Reg. S, (EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/2075 (aa)	4,596

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Spain — continued
EUR 800	Santander Issuances SAU, Reg. S, 3.25%, 04/04/2026	1,061
	Telefonica Emisiones SAU,
930	4.67%, 03/06/2038	933
1,280	5.21%, 03/08/2047	1,345
	Telefonica Europe BV,
EUR 800	Reg. S, (EUR Swap Annual 5 Year + 2.33%), 2.63%, 06/07/2023 (x) (y) (aa)	961
EUR 700	Reg. S, (EUR Swap Annual 5 Year + 3.81%), 4.20%, 12/04/2019 (x) (y) (aa)	901
EUR 4,900	Reg. S, (EUR Swap Annual 10 Year + 4.30%), 5.88%, 03/31/2024 (x) (y) (aa)	6,948
EUR 1,300	Reg. S, (EUR Swap Annual 8 Year + 5.59%), 7.63%, 09/18/2021 (x) (y) (aa)	1,905

		42,963

	Sweden — 0.5%
1,950	Nordea Bank AB, (USD Swap Semi 5 Year + 3.39%), 6.13%, 09/23/2024 (e) (x) (y) (aa)	2,048
EUR 950	Telefonaktiebolaget LM Ericsson, Reg. S, 1.88%, 03/01/2024	1,117
EUR 2,835	Verisure Holding AB, Reg. S, 6.00%, 11/01/2022	3,654
EUR 1,200	Verisure Midholding AB, Reg. S, 5.75%, 12/01/2023	1,462
	Volvo Car AB,
EUR 1,100	Reg. S, 2.00%, 01/24/2025	1,336
EUR 1,000	Reg. S, 3.25%, 05/18/2021	1,314
	Volvo Treasury AB,
EUR 1,897	Reg. S, (EUR Swap Annual 5 Year + 3.80%), 4.20%, 06/10/2075 (aa)	2,482
EUR 250	Reg. S, (EUR Swap Annual 5 Year + 4.10%), 4.85%, 03/10/2078 (aa)	348

		13,761

	Switzerland — 0.9%
1,938	Credit Suisse AG, 6.50%, 08/08/2023 (e)	2,137
	Credit Suisse Group AG,
1,585	(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 01/12/2029 (e) (aa)	1,540
1,575	4.28%, 01/09/2028 (e)	1,581
4,530	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (x) (y) (aa)	5,027
EUR 2,200	Dufry Finance SCA, Reg. S, 4.50%, 08/01/2023	2,807
EUR 1,450	Dufry One BV, Reg. S, 2.50%, 10/15/2024	1,796
EUR 900	Glencore Finance Europe Ltd., Reg. S, 1.63%, 01/18/2022	1,133

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Switzerland — continued
	UBS AG,
2,250	Reg. S, (USD Swap Semi 5 Year + 3.77%), 4.75%, 05/22/2023 (aa)	2,256
1,404	Reg. S, 5.13%, 05/15/2024	1,449
	UBS Group AG,
EUR 2,700	Reg. S, (EUR Swap Annual 5 Year + 5.29%), 5.75%, 02/19/2022 (x) (y) (aa)	3,701
2,750	Reg. S, (USD Swap Semi 5 Year + 4.87%), 7.00%, 02/19/2025 (x) (y) (aa)	3,031
723	Reg. S, (USD Swap Semi 5 Year + 5.46%), 7.13%, 02/19/2020 (x) (y) (aa)	761

		27,219

	Turkey — 0.1%
700	QNB Finansbank AS, Reg. S, 6.25%, 04/30/2019	717
1,550	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	1,552

		2,269

	United Arab Emirates — 0.2%
	DAE Funding LLC,
164	4.50%, 08/01/2022 (e)	159
390	5.00%, 08/01/2024 (e)	377
2,800	EMG SUKUK Ltd., Reg. S, 4.56%, 06/18/2024	2,856
700	MAF Global Securities Ltd., Reg. S, (USD Swap Semi 5 Year + 5.70%), 7.13%, 10/29/2018 (x) (y) (aa)	710
479	Shelf Drilling Holdings Ltd., 8.25%, 02/15/2025 (e)	482

		4,584

	United Kingdom — 3.6%
500	Ashtead Capital, Inc., 5.63%, 10/01/2024 (e)	521
	Barclays plc,
EUR 2,400	Reg. S, (EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/2025 (aa)	3,044
2,800	4.38%, 09/11/2024	2,750
GBP 800	Reg. S, (GBP Swap 5 Year + 6.46%), 7.25%, 03/15/2023 (x) (y) (aa)	1,202
	BAT Capital Corp.,
6,345	3.56%, 08/15/2027 (e)	6,065
4,260	4.39%, 08/15/2037 (e)	4,187
	BP Capital Markets plc,
2,100	3.02%, 01/16/2027	2,002
915	3.06%, 03/17/2022	913
EUR 2,500	British Telecommunications plc, Reg. S, 1.75%, 03/10/2026	3,121

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
EUR 1,800	CNH Industrial Finance Europe SA, Reg. S, 2.88%, 05/17/2023	2,391
GBP 1,600	CPUK Finance Ltd., Reg. S, 4.25%, 08/28/2022	2,225
	Fiat Chrysler Automobiles NV,
EUR 3,000	Reg. S, 3.75%, 03/29/2024	3,980
273	4.50%, 04/15/2020	277
2,040	5.25%, 04/15/2023	2,101
GBP 1,400	Galaxy Bidco Ltd., Reg. S, 6.38%, 11/15/2020	1,924
569	Genel Energy Finance Ltd., Reg. S, SUB, 10.00%, 12/22/2022 (e)	562
GBP 530	HBOS Capital Funding LP, Reg. S, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.46%, 11/30/2018 (x) (y) (aa)	752
	HSBC Holdings plc,
3,000	3.40%, 03/08/2021	3,020
3,095	4.25%, 03/14/2024	3,135
EUR 2,700	Reg. S, (EUR Swap Annual 5 Year + 5.34%), 6.00%, 09/29/2023 (x) (y) (aa)	3,858
4,225	(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 05/22/2027 (x) (y) (aa)	4,294
	Iceland Bondco plc,
GBP 1,175	Reg. S, 4.63%, 03/15/2025	1,495
GBP 1,400	Reg. S, 6.75%, 07/15/2024	2,000
	Jaguar Land Rover Automotive plc,
GBP 700	Reg. S, 3.88%, 03/01/2023	986
500	4.13%, 12/15/2018 (e)	502
200	4.25%, 11/15/2019 (e)	201
611	4.50%, 10/01/2027 (e)	580
	KCA Deutag UK Finance plc,
210	7.25%, 05/15/2021 (e)	205
400	9.88%, 04/01/2022 (e)	421
	Lloyds Banking Group plc,
2,560	4.65%, 03/24/2026	2,604
EUR 2,800	Reg. S, (EUR Swap Annual 5 Year + 5.29%), 6.37%, 06/27/2020 (x) (y) (aa)	3,736
GBP 800	Reg. S, (GBP Swap 5 Year + 5.01%), 7.63%, 06/27/2023 (x) (y) (aa)	1,258
EUR 1,150	Merlin Entertainments plc, Reg. S, 2.75%, 03/15/2022	1,452
	Nationwide Building Society,
3,000	4.00%, 09/14/2026 (e)	2,930
GBP 1,380	Reg. S, (GBP Swap 5 Year + 4.88%), 6.88%, 06/20/2019 (x) (y) (aa)	1,993
GBP 900	New Look Secured Issuer plc, Reg. S, 6.50%, 07/01/2022	619

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
GBP 710	NGG Finance plc, Reg. S, (GBP Swap 12 Year + 3.48%), 5.63%, 06/18/2073 (aa)	1,098
	Noble Holding International Ltd.,
174	7.75%, 01/15/2024	158
408	7.88%, 02/01/2026 (e)	410
EUR 1,200	Nomad Foods Bondco plc, Reg. S, 3.25%, 05/15/2024	1,489
GBP 880	Pizzaexpress Financing 2 plc, Reg. S, 6.63%, 08/01/2021	1,150
3,130	Reynolds American, Inc., 4.45%, 06/12/2025	3,222
	Royal Bank of Scotland Group plc,
1,402	6.00%, 12/19/2023	1,497
1,645	6.13%, 12/15/2022	1,754
1,200	(USD Swap Semi 5 Year + 7.60%), 8.62%, 08/15/2021 (x) (y) (aa)	1,326
1,520	Santander UK Group Holdings plc, 4.75%, 09/15/2025 (e)	1,542
GBP 638	Standard Life Aberdeen plc, Reg. S, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.75%, 07/12/2027 (x) (y) (aa)	1,091
EUR 2,750	Synlab Unsecured Bondco plc, Reg. S, 8.25%, 07/01/2023	3,593
EUR 5,500	Tesco Corporate Treasury Services plc, Reg. S, 2.50%, 07/01/2024	7,068
417	TI Group Automotive Systems LLC, 8.75%, 07/15/2023 (e)	442
	Virgin Media Finance plc,
EUR 2,900	Reg. S, 4.50%, 01/15/2025	3,635
200	5.75%, 01/15/2025 (e)	196
	Virgin Media Secured Finance plc,
205	5.25%, 01/15/2026 (e)	201
775	5.50%, 08/15/2026 (e)	767
EUR 2,500	Worldpay Finance plc, Reg. S, 3.75%, 11/15/2022	3,291

		107,236

	United States — 30.1%
2,500	21st Century Fox America, Inc., 4.95%, 10/15/2045	2,788
250	A10 Revolving Asset Financing LLC, (ICE LIBOR USD 3 Month + 6.00%), 7.73%, 01/09/2020 (aa) (bb)	250
	Acadia Healthcare Co., Inc.,
55	5.63%, 02/15/2023	56
100	6.13%, 03/15/2021	102
330	6.50%, 03/01/2024	341
2,176	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	2,187

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
859	ACE Cash Express, Inc., 12.00%, 12/15/2022 (e)	932
EUR 1,525	Adient Global Holdings Ltd., Reg. S, 3.50%, 08/15/2024	1,907
	ADT Corp. (The),
500	3.50%, 07/15/2022	477
728	4.13%, 06/15/2023	708
186	Advanced Micro Devices, Inc., 7.00%, 07/01/2024	195
250	AECOM, 5.75%, 10/15/2022	261
	AES Corp.,
179	5.13%, 09/01/2027	181
1,814	5.50%, 04/15/2025	1,860
670	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	650
1,260	Air Lease Corp., 3.00%, 09/15/2023	1,226
1,275	Air Medical Group Holdings, Inc., 6.38%, 05/15/2023 (e)	1,211
	Aircastle Ltd.,
465	5.13%, 03/15/2021	478
310	7.63%, 04/15/2020	333
	AK Steel Corp.,
275	7.00%, 03/15/2027	280
275	7.50%, 07/15/2023	293
	Albertsons Cos. LLC,
1,371	5.75%, 03/15/2025	1,193
581	6.63%, 06/15/2024	535
350	Alcoa Nederland Holding BV, 6.75%, 09/30/2024 (e)	375
209	Aleris International, Inc., 7.88%, 11/01/2020	209
1,860	Allergan Funding SCS, 4.85%, 06/15/2044	1,873
	Alliance Data Systems Corp.,
254	5.38%, 08/01/2022 (e)	255
509	5.88%, 11/01/2021 (e)	520
	Ally Financial, Inc.,
1,000	4.13%, 03/30/2020	1,009
600	4.13%, 02/13/2022	601
420	4.25%, 04/15/2021	424
290	4.63%, 05/19/2022	295
3,280	4.63%, 03/30/2025	3,296
250	4.75%, 09/10/2018	252
900	8.00%, 11/01/2031	1,116
	Altice US Finance I Corp.,
560	5.38%, 07/15/2023 (e)	569
535	5.50%, 05/15/2026 (e)	530
	Altria Group, Inc.,
965	3.88%, 09/16/2046	890

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,500	4.00%, 01/31/2024	1,544
1,165	4.25%, 08/09/2042	1,152
1,480	Amazon.com, Inc., 4.05%, 08/22/2047 (e)	1,472
	AMC Entertainment Holdings, Inc.,
1,590	5.75%, 06/15/2025	1,546
230	5.88%, 02/15/2022	232
107	6.13%, 05/15/2027	104
	AMC Networks, Inc.,
528	4.75%, 08/01/2025	511
258	5.00%, 04/01/2024	259
	American Axle & Manufacturing, Inc.,
2,543	6.25%, 04/01/2025	2,624
1,180	6.50%, 04/01/2027	1,218
1,448	6.63%, 10/15/2022	1,497
1,500	American Express Credit Corp., Series F, 2.60%, 09/14/2020	1,486
114	American Greetings Corp., 7.88%, 02/15/2025 (e)	117
	American International Group, Inc.,
1,750	3.90%, 04/01/2026	1,741
2,080	4.80%, 07/10/2045	2,164
	American Tower Corp.,
2,390	3.38%, 10/15/2026	2,269
2,825	3.60%, 01/15/2028	2,681
195	American Woodmark Corp., 4.88%, 03/15/2026 (e)	194
575	AmeriGas Partners LP, 5.50%, 05/20/2025	571
1,975	Amgen, Inc., 2.65%, 05/11/2022	1,929
	Amkor Technology, Inc.,
1,000	6.38%, 10/01/2022	1,029
1,950	6.63%, 06/01/2021	1,967
357	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	361
2,500	Anadarko Petroleum Corp., 3.45%, 07/15/2024	2,447
	Analog Devices, Inc.,
1,465	3.50%, 12/05/2026	1,431
190	4.50%, 12/05/2036	196
375	Andeavor Logistics LP, 6.25%, 10/15/2022	393
1,320	Anixter, Inc., 5.50%, 03/01/2023	1,376
	Antero Resources Corp.,
1,850	5.13%, 12/01/2022	1,866
500	5.38%, 11/01/2021	511
	Apple, Inc.,
3,065	2.90%, 09/12/2027	2,900
2,775	3.35%, 02/09/2027	2,735
755	4.38%, 05/13/2045	791

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
EUR 2,000	Aramark International Finance SARL, Reg. S, 3.13%, 04/01/2025	2,535
351	Aramark Services, Inc., 5.00%, 02/01/2028 (e)	350
78	Archrock Partners LP, 6.00%, 10/01/2022	78
	Arconic, Inc.,
725	5.13%, 10/01/2024	748
250	5.40%, 04/15/2021	260
1,478	5.90%, 02/01/2027	1,589
83	6.75%, 01/15/2028	94
1,425	Ashland LLC, 4.75%, 08/15/2022	1,457
	AT&T, Inc.,
EUR 900	3.15%, 09/04/2036	1,119
2,025	3.40%, 05/15/2025	1,949
5,890	3.90%, 03/11/2024	5,940
2,060	3.90%, 08/14/2027	2,044
690	4.30%, 12/15/2042	628
880	4.75%, 05/15/2046	834
745	4.80%, 06/15/2044	713
2,295	4.90%, 08/14/2037	2,300
208	5.15%, 02/14/2050	208
1,335	5.25%, 03/01/2037	1,384
1,615	Avantor, Inc., 6.00%, 10/01/2024 (e)	1,615
1,120	Avaya, Inc., 7.00%, 04/01/2019 (d) (bb)	—	(h)
	Avis Budget Car Rental LLC,
2,830	5.50%, 04/01/2023	2,809
925	6.38%, 04/01/2024 (e)	946
	Axalta Coating Systems LLC,
EUR 2,100	Reg. S, 4.25%, 08/15/2024	2,714
310	4.88%, 08/15/2024 (e)	311
8	B&G Foods, Inc., 5.25%, 04/01/2025	8
	Ball Corp.,
EUR 2,500	4.38%, 12/15/2023	3,446
500	5.25%, 07/01/2025	525
	Bank of America Corp.,
3,795	2.63%, 10/19/2020	3,759
12,205	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e) (aa)	11,942
1,875	(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/2029 (aa)	1,875
4,040	4.25%, 10/22/2026	4,079
1,640	Series K, (ICE LIBOR USD 3 Month + 3.63%), 5.40%, 04/30/2018 (x) (y) (aa)	1,643
4,070	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	4,314
466	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	501

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
474	Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 03/10/2026 (x) (y) (aa)	520
EUR 1,700	Belden, Inc., Reg. S, 3.38%, 07/15/2027	2,071
400	Berry Global, Inc., 5.50%, 05/15/2022	411
	Blue Cube Spinco, Inc.,
357	9.75%, 10/15/2023	414
843	10.00%, 10/15/2025	1,005
	Blue Racer Midstream LLC,
1,794	6.13%, 11/15/2022 (e)	1,839
175	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	174
	Boyd Gaming Corp.,
445	6.38%, 04/01/2026	468
652	6.88%, 05/15/2023	688
259	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	245
	Bristow Group, Inc.,
80	6.25%, 10/15/2022	69
342	8.75%, 03/01/2023 (e)	348
2,550	Broadcom Corp., 3.63%, 01/15/2024	2,488
1,970	Buckeye Partners LP, 3.95%, 12/01/2026	1,879
1,340	Burlington Northern Santa Fe LLC, 4.55%, 09/01/2044	1,433
	Cablevision Systems Corp.,
140	5.88%, 09/15/2022	140
582	8.00%, 04/15/2020	618
401	California Resources Corp., 8.00%, 12/15/2022 (e)	317
244	Callon Petroleum Co., 6.13%, 10/01/2024	249
1,000	Calpine Corp., 6.00%, 01/15/2022 (e)	1,029
570	Camelot Finance SA, 7.88%, 10/15/2024 (e)	604
	Capital One Financial Corp.,
2,890	3.50%, 06/15/2023	2,878
670	3.75%, 03/09/2027	651
2,930	3.80%, 01/31/2028	2,845
3,000	4.20%, 10/29/2025	2,975
12	Carlyle Promissory Note, 3.36%, 07/15/2019 (bb)	12
716	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	718
117	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	116
255	CB Escrow Corp., 8.00%, 10/15/2025 (e)	249
615	CBS Radio, Inc., 7.25%, 11/01/2024 (e)	633
	CCO Holdings LLC,
2,697	5.00%, 02/01/2028 (e)	2,547
6,076	5.13%, 05/01/2027 (e)	5,841
681	5.38%, 05/01/2025 (e)	683
2,635	5.50%, 05/01/2026 (e)	2,635

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
405	5.75%, 09/01/2023	413
190	5.75%, 01/15/2024	193
4,280	5.75%, 02/15/2026 (e)	4,339
4,190	5.88%, 04/01/2024 (e)	4,333
185	5.88%, 05/01/2027 (e)	188
	CDW LLC,
318	5.00%, 09/01/2023	323
165	5.50%, 12/01/2024	172
353	Centene Corp., 4.75%, 05/15/2022	359
1,000	Central Garden & Pet Co., 6.13%, 11/15/2023	1,044
	CenturyLink, Inc.,
360	Series T, 5.80%, 03/15/2022	355
155	Series S, 6.45%, 06/15/2021	158
1,380	Series W, 6.75%, 12/01/2023	1,359
120	Series Y, 7.50%, 04/01/2024	121
	CF Industries, Inc.,
185	3.45%, 06/01/2023	179
2,360	4.50%, 12/01/2026 (e)	2,402
565	5.15%, 03/15/2034	554
2,868	Charter Communications Operating LLC, 4.91%, 07/23/2025	2,953
	Chemours Co. (The),
735	6.63%, 05/15/2023	773
195	7.00%, 05/15/2025	210
710	Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	794
185	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	187
	Chesapeake Energy Corp.,
401	4.88%, 04/15/2022	376
1,300	8.00%, 12/15/2022 (e)	1,383
1,118	8.00%, 01/15/2025 (e)	1,104
596	8.00%, 06/15/2027 (e)	571
2,848	Chevron Corp., 2.36%, 12/05/2022	2,762
215	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	204
90	Cinemark USA, Inc., 5.13%, 12/15/2022	91
	CIT Group, Inc.,
29	3.88%, 02/19/2019	29
1,005	5.00%, 08/15/2022	1,036
26	5.38%, 05/15/2020	27
363	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	363
	Citigroup, Inc.,
2,690	2.40%, 02/18/2020	2,664
2,695	2.65%, 10/26/2020	2,668

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,660	(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/2023 (aa)	3,633
1,980	3.20%, 10/21/2026	1,891
2,730	3.88%, 03/26/2025	2,711
4,810	4.13%, 07/25/2028	4,776
2,855	4.40%, 06/10/2025	2,931
3,488	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	3,614
	Claire’s Stores, Inc.,
250	6.13%, 03/15/2020 (e)	166
1,925	9.00%, 03/15/2019 (e) (d)	1,309
1,130	Clean Harbors, Inc., 5.13%, 06/01/2021	1,137
	Clear Channel Worldwide Holdings, Inc.,
9,483	Series B, 6.50%, 11/15/2022	9,744
4,045	Series B, 7.63%, 03/15/2020	4,040
745	Clearwater Paper Corp., 4.50%, 02/01/2023	717
500	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	488
670	CNO Financial Group, Inc., 5.25%, 05/30/2025	680
291	CNX Resources Corp., 5.88%, 04/15/2022	293
1,000	Cogent Communications Finance, Inc., 5.63%, 04/15/2021 (e)	1,020
600	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	625
	Comcast Corp.,
1,750	3.20%, 07/15/2036	1,547
2,000	3.40%, 07/15/2046	1,715
2,310	4.60%, 08/15/2045	2,409
500	Commercial Metals Co., 4.88%, 05/15/2023	506
	CommScope Technologies LLC,
142	5.00%, 03/15/2027 (e)	138
3,200	6.00%, 06/15/2025 (e)	3,305
681	CommScope, Inc., 5.50%, 06/15/2024 (e)	694
	Community Health Systems, Inc.,
743	5.13%, 08/01/2021	686
441	6.25%, 03/31/2023	401
791	6.88%, 02/01/2022	514
685	7.13%, 07/15/2020	576
260	8.00%, 11/15/2019	243
845	Concho Resources, Inc., 4.88%, 10/01/2047	873
206	Consolidated Communications, Inc., 6.50%, 10/01/2022	180
	Continental Resources, Inc.,
340	4.38%, 01/15/2028 (e)	330
1,770	4.50%, 04/15/2023	1,792
857	5.00%, 09/15/2022	870

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,345	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	1,372
800	CoreCivic, Inc., 4.63%, 05/01/2023	796
217	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	220
158	Covanta Holding Corp., 5.88%, 03/01/2024	158
820	Crestwood Midstream Partners LP, 6.25%, 04/01/2023	845
274	Crown Americas LLC, 4.75%, 02/01/2026 (e)	270
	Crown European Holdings SA,
EUR 1,000	Reg. S, 2.63%, 09/30/2024	1,232
EUR 3,450	Reg. S, 4.00%, 07/15/2022	4,592
	CSC Holdings LLC,
430	5.25%, 06/01/2024	414
400	5.38%, 02/01/2028 (e)	391
200	5.50%, 04/15/2027 (e)	197
242	6.75%, 11/15/2021	254
129	8.63%, 02/15/2019	135
1,200	10.13%, 01/15/2023 (e)	1,338
80	CSI Compressco LP, 7.25%, 08/15/2022	78
	CURO Financial Technologies Corp.,
322	12.00%, 03/01/2022 (e)	354
	CyrusOne LP,
153	5.00%, 03/15/2024	154
143	5.38%, 03/15/2027	144
	Dana, Inc.,
1,910	5.50%, 12/15/2024	1,948
600	6.00%, 09/15/2023	621
1,645	Darden Restaurants, Inc., 3.85%, 05/01/2027	1,622
	DaVita, Inc.,
800	5.00%, 05/01/2025	784
116	5.13%, 07/15/2024	115
350	5.75%, 08/15/2022	360
	DCP Midstream Operating LP,
660	3.88%, 03/15/2023	644
610	6.75%, 09/15/2037 (e)	680
314	Dean Foods Co., 6.50%, 03/15/2023 (e)	307
	Dell International LLC,
470	5.88%, 06/15/2021 (e)	480
4,425	6.02%, 06/15/2026 (e)	4,734
637	7.13%, 06/15/2024 (e)	688
	Denbury Resources, Inc.,
130	9.00%, 05/15/2021 (e)	133
505	9.25%, 03/31/2022 (e)	518
145	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	147

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
150	Diamondback Energy, Inc., 4.75%, 11/01/2024	148
620	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	654
	Discovery Communications LLC,
1,600	2.95%, 03/20/2023	1,547
1,800	5.00%, 09/20/2037	1,797
	DISH DBS Corp.,
1,309	5.00%, 03/15/2023	1,203
2,595	5.88%, 07/15/2022	2,530
6,021	5.88%, 11/15/2024	5,630
754	6.75%, 06/01/2021	775
2,901	7.75%, 07/01/2026	2,857
500	DJO Finco, Inc., 8.13%, 06/15/2021 (e)	485
283	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	296
842	Dollar Tree, Inc., 5.75%, 03/01/2023	876
918	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023 (e)	942
	Dynegy, Inc.,
653	5.88%, 06/01/2023	669
19	6.75%, 11/01/2019	19
615	7.38%, 11/01/2022	648
760	7.63%, 11/01/2024	817
354	8.13%, 01/30/2026 (e)	388
543	Eldorado Resorts, Inc., 6.00%, 04/01/2025	559
2,609	Embarq Corp., 8.00%, 06/01/2036	2,469
440	EMC Corp., 2.65%, 06/01/2020	428
	Encompass Health Corp.,
250	5.13%, 03/15/2023	255
890	5.75%, 11/01/2024	902
650	5.75%, 09/15/2025	661
	Endo Dac,
1,000	6.00%, 07/15/2023 (e)	750
720	6.00%, 02/01/2025 (e)	516
152	Endo Finance LLC, 5.75%, 01/15/2022 (e)	124
	Energizer Holdings, Inc.,
1,400	5.50%, 06/15/2025 (e)	1,400
	Energy Transfer Equity LP,
341	4.25%, 03/15/2023	335
786	5.88%, 01/15/2024	833
495	EnerSys, 5.00%, 04/30/2023 (e)	506
	Ensco plc,
656	5.20%, 03/15/2025	544
211	7.75%, 02/01/2026	200
156	8.00%, 01/31/2024	153

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
710	Entegris, Inc., 4.63%, 02/10/2026 (e)	698
1,520	Entergy Corp., 2.95%, 09/01/2026	1,430
1,960	Enterprise Products Operating LLC, Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	1,891
	Envision Healthcare Corp.,
400	5.13%, 07/01/2022 (e)	403
677	5.63%, 07/15/2022	691
	EP Energy LLC,
326	8.00%, 11/29/2024 (e)	336
760	8.00%, 02/15/2025 (e)	522
1,970	9.38%, 05/01/2024 (e)	1,453
	Equinix, Inc.,
EUR 3,700	2.88%, 10/01/2025	4,472
38	5.38%, 01/01/2022	39
500	5.38%, 04/01/2023	513
485	5.38%, 05/15/2027	495
27	5.75%, 01/01/2025	28
111	5.88%, 01/15/2026	116
951	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	949
625	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	623
1,565	Exelon Generation Co. LLC, 4.25%, 06/15/2022	1,616
1,965	Express Scripts Holding Co., 3.40%, 03/01/2027	1,862
151	Fidelity & Guaranty Life Holdings, Inc., 6.38%, 04/01/2021 (e)	153
	First Data Corp.,
45	5.00%, 01/15/2024 (e)	45
4,810	5.38%, 08/15/2023 (e)	4,894
4,189	5.75%, 01/15/2024 (e)	4,262
559	7.00%, 12/01/2023 (e)	588
4,885	FirstEnergy Corp., Series B, 3.90%, 07/15/2027	4,824
385	FirstEnergy Transmission LLC, 5.45%, 07/15/2044 (e)	441
	Ford Motor Credit Co. LLC,
2,575	3.20%, 01/15/2021	2,558
3,000	3.66%, 09/08/2024	2,919
2,385	4.39%, 01/08/2026	2,369
	Freeport-McMoRan, Inc.,
1,505	3.55%, 03/01/2022	1,464
1,420	3.88%, 03/15/2023	1,377
600	5.40%, 11/14/2034	584

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		Frontier Communications Corp.,
	275	6.25%, 09/15/2021	235
	1,000	6.88%, 01/15/2025	610
	355	7.13%, 03/15/2019	361
	55	8.50%, 04/15/2020	54
	525	9.25%, 07/01/2021	486
	154	10.50%, 09/15/2022	131
	2,246	11.00%, 09/15/2025	1,760
	292	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	288
	84	Gartner, Inc., 5.13%, 04/01/2025 (e)	86
	394	Gates Global LLC, 6.00%, 07/15/2022 (e)	401
	1,500	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	1,644
	4,950	GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	4,861
		General Electric Co.,
EUR	400	2.13%, 05/17/2037	455
	748	3.45%, 05/15/2024	736
	3,550	4.50%, 03/11/2044	3,517
		General Motors Co.,
	1,600	5.15%, 04/01/2038	1,580
	2,035	5.20%, 04/01/2045	2,007
	731	Genesis Energy LP, 6.00%, 05/15/2023	729
	473	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	523
		GenOn Energy, Inc.,
	170	9.50%, 10/15/2018 (d)	142
	3,360	9.88%, 10/15/2020 (d)	2,797
		GEO Group, Inc. (The),
	1,105	5.13%, 04/01/2023	1,099
	1,465	5.88%, 10/15/2024	1,480
	2,650	Gilead Sciences, Inc., 4.15%, 03/01/2047	2,559
	676	Global Partners LP, 7.00%, 06/15/2023 (bb)	689
	939	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	962
		Goldman Sachs Group, Inc. (The),
	5,085	2.35%, 11/15/2021	4,918
	910	2.63%, 04/25/2021	895
	930	2.75%, 09/15/2020	924
	4,965	(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/2023 (aa)	4,837
	5,150	(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 04/23/2029 (aa)	5,029
	1,850	3.85%, 07/08/2024	1,864
	2,220	(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)	2,145
	1,815	4.25%, 10/21/2025	1,829

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
6,615	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (x) (y) (aa)	6,434
484	Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (x) (y) (aa)	495
4,681	Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	4,786
225	Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 05/10/2019 (x) (y) (aa)	231
9	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	6
	Goodyear Tire & Rubber Co. (The),
1,221	4.88%, 03/15/2027	1,203
575	8.75%, 08/15/2020	644
90	Graphic Packaging International LLC, 4.75%, 04/15/2021	92
	Gray Television, Inc.,
26	5.13%, 10/15/2024 (e)	25
400	5.88%, 07/15/2026 (e)	397
71	GTT Communications, Inc., 7.88%, 12/31/2024 (e)	74
	Gulfport Energy Corp.,
1,416	6.00%, 10/15/2024	1,391
126	6.38%, 01/15/2026 (e)	124
374	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	382
241	Halcon Resources Corp., 6.75%, 02/15/2025	243
1,199	Hanesbrands, Inc., 4.88%, 05/15/2026 (e)	1,178
445	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e)	412
170	Harland Clarke Holdings Corp., 6.88%, 03/01/2020 (e)	173
3,820	Harris Corp., 4.85%, 04/27/2035	4,093
	HCA, Inc.,
300	5.00%, 03/15/2024	306
500	5.25%, 04/15/2025	514
8,205	5.38%, 02/01/2025	8,341
3,099	5.88%, 05/01/2023	3,258
3,070	5.88%, 02/15/2026	3,177
100	6.50%, 02/15/2020	105
2,275	7.50%, 02/15/2022	2,517
1,182	HD Supply, Inc., 5.75%, 04/15/2024 (e)	1,240
375	Hecla Mining Co., 6.88%, 05/01/2021	382
1,665	Herc Rentals, Inc., 7.75%, 06/01/2024 (e)	1,814
	Hertz Corp. (The),
1,000	5.50%, 10/15/2024 (e)	868
1,150	6.25%, 10/15/2022	1,089
2,105	7.38%, 01/15/2021	2,094
2,230	7.63%, 06/01/2022 (e)	2,297

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
EUR	250	Hertz Holdings Netherlands BV, Reg. S, 4.13%, 10/15/2021	308
	1,230	Hess Corp., 5.80%, 04/01/2047	1,301
	2,980	Hexion, Inc., 6.63%, 04/15/2020	2,771
	1,485	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	1,492
	1,560	Hill-Rom Holdings, Inc., 5.75%, 09/01/2023 (e)	1,619
	86	Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	85
	122	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024	131
		Hilton Worldwide Finance LLC,
	130	4.63%, 04/01/2025	130
	66	4.88%, 04/01/2027	66
	400	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	411
		Hologic, Inc.,
	477	4.38%, 10/15/2025 (e)	466
	156	4.63%, 02/01/2028 (e)	150
	750	HRG Group, Inc., 7.75%, 01/15/2022	782
		Hughes Satellite Systems Corp.,
	778	5.25%, 08/01/2026	758
	348	6.63%, 08/01/2026	356
		Huntsman International LLC,
EUR	1,600	4.25%, 04/01/2025	2,218
	550	4.88%, 11/15/2020	563
	1,755	5.13%, 11/15/2022	1,812
		Icahn Enterprises LP,
	776	5.88%, 02/01/2022	777
	237	6.25%, 02/01/2022	240
	713	6.38%, 12/15/2025	716
	3,180	iHeartCommunications, Inc., 9.00%, 12/15/2019 (d)	2,536
		IHS Markit Ltd.,
	397	4.00%, 03/01/2026 (e)	385
	30	5.00%, 11/01/2022 (e)	31
	500	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.37%, 12/21/2065 (e) (aa)	494
	535	ILFC E-Capital Trust II, (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.62%, 12/21/2065 (e) (aa)	526
	1,500	Infor Software Parent LLC, 7.13% (cash), 05/01/2021 (e) (v)	1,526
	2,385	Infor US, Inc., 6.50%, 05/15/2022	2,439
	1,333	Informatica LLC, 7.13%, 07/15/2023 (e)	1,359
	234	Ingevity Corp., 4.50%, 02/01/2026 (e)	229

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	International Game Technology plc,
EUR 3,500	Reg. S, 4.75%, 02/15/2023	4,735
1,925	6.25%, 02/15/2022 (e)	2,028
	International Lease Finance Corp.,
1,235	3.88%, 04/15/2018	1,236
515	6.25%, 05/15/2019	534
1,450	International Paper Co., 4.35%, 08/15/2048	1,407
600	Interval Acquisition Corp., 5.63%, 04/15/2023	618
540	inVentiv Group Holdings, Inc., 7.50%, 10/01/2024 (e)	578
186	IRB Holding Corp., 6.75%, 02/15/2026 (e)	186
	Iron Mountain, Inc.,
EUR 1,850	Reg. S, 3.00%, 01/15/2025	2,246
237	4.88%, 09/15/2027 (e)	223
297	5.25%, 03/15/2028 (e)	283
645	5.75%, 08/15/2024	642
3,290	ITC Holdings Corp., 3.35%, 11/15/2027 (e)	3,171
291	Itron, Inc., 5.00%, 01/15/2026 (e)	290
105	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	109
1,700	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	1,771
44	Jaguar Holding Co. II, 6.38%, 08/01/2023 (e)	44
67	JC Penney Corp., Inc., 5.88%, 07/01/2023 (e)	64
	Jeld-Wen, Inc.,
118	4.63%, 12/15/2025 (e)	115
119	4.88%, 12/15/2027 (e)	116
400	Kaiser Aluminum Corp., 5.88%, 05/15/2024	419
257	Kennedy-Wilson, Inc., 5.88%, 04/01/2024 (e)	253
752	KFC Holding Co., 4.75%, 06/01/2027 (e)	735
650	Kindred Healthcare, Inc., 8.75%, 01/15/2023	696
1,205	Kinetic Concepts, Inc., 7.88%, 02/15/2021 (e)	1,247
930	KLX, Inc., 5.88%, 12/01/2022 (e)	958
	Kraft Heinz Foods Co.,
565	4.38%, 06/01/2046	513
1,655	5.20%, 07/15/2045	1,686
505	Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025 (e)	526
765	Kroger Co. (The), 4.45%, 02/01/2047	720
EUR 255	Kronos International, Inc., Reg. S, 3.75%, 09/15/2025	320
	L Brands, Inc.,
321	5.25%, 02/01/2028	309
452	5.63%, 10/15/2023	475
	Ladder Capital Finance Holdings LLLP,
286	5.25%, 03/15/2022 (e)	288
128	5.25%, 10/01/2025 (e)	125

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
46	Lamar Media Corp., 5.75%, 02/01/2026	48
100	Lamb Weston Holdings, Inc., 4.88%, 11/01/2026 (e)	100
	Lennar Corp.,
125	4.50%, 06/15/2019	126
996	4.75%, 11/29/2027 (e)	964
94	5.88%, 11/15/2024 (e)	100
210	8.38%, 01/15/2021 (e)	234
	Level 3 Financing, Inc.,
198	5.13%, 05/01/2023	198
153	5.25%, 03/15/2026	147
188	5.38%, 08/15/2022	190
160	5.38%, 01/15/2024	159
842	5.38%, 05/01/2025	836
48	5.63%, 02/01/2023	49
	Level 3 Parent LLC,
1,175	5.75%, 12/01/2022	1,187
500	Levi Strauss & Co., 5.00%, 05/01/2025	511
20	LifePoint Health, Inc., 5.50%, 12/01/2021	20
233	LIN Television Corp., 5.88%, 11/15/2022	241
EUR 1,800	LKQ Italia Bondco SpA, Reg. S, 3.88%, 04/01/2024	2,352
1,130	Lowe’s Cos., Inc., 4.05%, 05/03/2047	1,107
774	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	784
390	LTF Merger Sub, Inc., 8.50%, 06/15/2023 (e)	409
180	M/I Homes, Inc., 6.75%, 01/15/2021	185
	Mallinckrodt International Finance SA,
63	4.75%, 04/15/2023	50
1,135	5.50%, 04/15/2025 (e)	908
381	5.75%, 08/01/2022 (e)	337
1,202	Marathon Petroleum Corp., 4.75%, 09/15/2044	1,173
	Martin Marietta Materials, Inc.,
2,770	3.50%, 12/15/2027	2,661
1,109	4.25%, 12/15/2047	1,030
	Masco Corp.,
695	3.50%, 11/15/2027	664
3,780	4.38%, 04/01/2026	3,864
550	MasTec, Inc., 4.88%, 03/15/2023	549
58	Match Group, Inc., 5.00%, 12/15/2027 (e)	58
	Mattel, Inc.,
243	3.15%, 03/15/2023	218
214	6.75%, 12/31/2025 (e)	218
3,185	McDonald’s Corp., 4.60%, 05/26/2045	3,309
195	Mediacom Broadband LLC, 6.38%, 04/01/2023	200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	MetLife, Inc.,
1,920	3.00%, 03/01/2025	1,858
435	6.40%, 12/15/2036	490
	MGM Resorts International,
3,170	6.00%, 03/15/2023	3,372
735	6.63%, 12/15/2021	794
2,545	7.75%, 03/15/2022	2,838
	Micron Technology, Inc.,
2,275	5.25%, 01/15/2024 (e)	2,332
35	5.50%, 02/01/2025	36
	Microsoft Corp.,
1,515	4.10%, 02/06/2037	1,592
610	4.88%, 12/15/2043	698
EUR 1,100	Mohawk Industries, Inc., 2.00%, 01/14/2022	1,415
350	Momentive Performance Materials USA LLC, 8.88%, 10/15/2020 (d) (bb)	—
350	Momentive Performance Materials, Inc., 3.88%, 10/24/2021	364
	Morgan Stanley,
2,500	2.80%, 06/16/2020	2,492
3,110	3.70%, 10/23/2024	3,108
7,885	(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/2029 (aa)	7,715
1,500	3.88%, 01/27/2026	1,504
3,985	(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/2038 (aa)	3,885
1,090	4.38%, 01/22/2047	1,104
2,670	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	2,733
2,470	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 07/15/2020 (x) (y) (aa)	2,560
643	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	677
	MPLX LP,
1,995	4.50%, 04/15/2038	1,946
1,000	4.88%, 06/01/2025	1,047
1,185	5.20%, 03/01/2047	1,219
155	MSCI, Inc., 5.25%, 11/15/2024 (e)	158
	Mylan NV,
1,710	3.95%, 06/15/2026	1,654
487	5.25%, 06/15/2046	492
325	Nabors Industries, Inc., 5.50%, 01/15/2023	323
	Nationstar Mortgage LLC,
530	6.50%, 07/01/2021	541
415	7.88%, 10/01/2020	426
198	Navistar International Corp., 6.63%, 11/01/2025 (e)	204

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,645	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	1,600
	Netflix, Inc.,
14	4.38%, 11/15/2026	14
1,130	4.88%, 04/15/2028 (e)	1,110
300	5.50%, 02/15/2022	312
200	5.75%, 03/01/2024	210
	New Albertson’s, Inc.,
197	7.45%, 08/01/2029	164
518	8.00%, 05/01/2031	444
22	8.70%, 05/01/2030	20
289	New Home Co., Inc. (The), 7.25%, 04/01/2022	300
479	Newfield Exploration Co., 5.75%, 01/30/2022	505
	Nexstar Broadcasting, Inc.,
1,650	6.13%, 02/15/2022 (e)	1,700
	NextEra Energy Operating Partners LP,
238	4.25%, 09/15/2024 (e)	235
161	4.50%, 09/15/2027 (e)	155
185	NGPL PipeCo LLC, 4.88%, 08/15/2027 (e)	187
250	Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/2025 (e)	250
2,089	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	2,115
1,740	NiSource, Inc., 4.38%, 05/15/2047	1,763
3,590	Noble Energy, Inc., 3.85%, 01/15/2028	3,511
890	Novelis Corp., 5.88%, 09/30/2026 (e)	897
	NRG Energy, Inc.,
250	5.75%, 01/15/2028 (e)	247
655	6.25%, 07/15/2022	676
690	6.25%, 05/01/2024	714
630	6.63%, 01/15/2027	651
224	NRG Yield Operating LLC, 5.38%, 08/15/2024	226
85	Nuance Communications, Inc., 5.63%, 12/15/2026	86
	Oasis Petroleum, Inc.,
352	6.50%, 11/01/2021	358
5	6.88%, 03/15/2022	5
2,020	6.88%, 01/15/2023	2,064
	OI European Group BV,
EUR 300	Reg. S, 3.13%, 11/15/2024	374
190	4.00%, 03/15/2023 (e)	184
EUR 1,000	Reg. S, 4.88%, 03/31/2021	1,351
3,720	ONEOK, Inc., 4.00%, 07/13/2027	3,672
	Oracle Corp.,
4,150	2.65%, 07/15/2026	3,878
6,145	2.95%, 11/15/2024	5,967
1,455	4.50%, 07/08/2044	1,564

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
8	Orbital ATK, Inc., 5.25%, 10/01/2021	8
208	Oshkosh Corp., 5.38%, 03/01/2025	217
	Outfront Media Capital LLC,
5	5.25%, 02/15/2022	5
150	5.63%, 02/15/2024	152
546	5.88%, 03/15/2025	554
3,295	Owens Corning, 4.30%, 07/15/2047	3,032
500	Owens-Brockway Glass Container, Inc., 5.38%, 01/15/2025 (e)	510
	Parker Drilling Co.,
268	6.75%, 07/15/2022	223
50	7.50%, 08/01/2020	46
116	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	118
185	PBF Logistics LP, 6.88%, 05/15/2023	189
190	Peabody Energy Corp., 6.00%, 03/31/2022 (e)	195
300	Penn Virginia Corp., 8.50%, 05/01/2020 (d) (bb)	—	(h)
681	Penske Automotive Group, Inc., 5.50%, 05/15/2026	679
	PetSmart, Inc.,
1,175	5.88%, 06/01/2025 (e)	916
2,783	7.13%, 03/15/2023 (e)	1,774
	Philip Morris International, Inc.,
500	4.13%, 03/04/2043	485
1,885	4.38%, 11/15/2041	1,903
2,800	Phillips 66 Partners LP, 3.75%, 03/01/2028	2,721
	Pilgrim’s Pride Corp.,
367	5.75%, 03/15/2025 (e)	365
170	5.88%, 09/30/2027 (e)	165
1,110	Plantronics, Inc., 5.50%, 05/31/2023 (e)	1,113
466	Polaris Intermediate Corp., 8.50% (cash), 12/01/2022 (e) (v)	474
580	PolyOne Corp., 5.25%, 03/15/2023	586
	Post Holdings, Inc.,
18	5.00%, 08/15/2026 (e)	17
915	5.50%, 03/01/2025 (e)	921
1,610	PPL Capital Funding, Inc., 4.00%, 09/15/2047	1,534
99	PQ Corp., 5.75%, 12/15/2025 (e)	100
	Prestige Brands, Inc.,
10	5.38%, 12/15/2021 (e)	10
75	6.38%, 03/01/2024 (e)	77
637	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	694
660	Prudential Financial, Inc., 4.60%, 05/15/2044	697
EUR 1,650	PSPC Escrow Corp., Reg. S, 6.00%, 02/01/2023	2,099

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
EUR 1,100	PVH Corp., Reg. S, 3.13%, 12/15/2027	1,335
	QEP Resources, Inc.,
515	5.38%, 10/01/2022	523
97	5.63%, 03/01/2026	95
88	6.88%, 03/01/2021	94
100	Qorvo, Inc., 6.75%, 12/01/2023	106
15	Quad/Graphics, Inc., 7.00%, 05/01/2022	15
	Quicken Loans, Inc.,
330	5.25%, 01/15/2028 (e)	319
1,095	5.75%, 05/01/2025 (e)	1,103
	Quintiles IMS, Inc.,
EUR 1,850	Reg. S, 3.25%, 03/15/2025	2,277
EUR 5,050	Reg. S, 3.50%, 10/15/2024	6,357
82	4.88%, 05/15/2023 (e)	84
1,390	5.00%, 10/15/2026 (e)	1,394
	Qwest Capital Funding, Inc.,
119	6.88%, 07/15/2028	108
566	7.75%, 02/15/2031	521
50	Qwest Corp., 7.25%, 09/15/2025	54
2,363	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	2,463
	Radian Group, Inc.,
483	4.50%, 10/01/2024	482
197	7.00%, 03/15/2021	215
925	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	1,000
208	Range Resources Corp., 5.00%, 03/15/2023	203
142	RBS Global, Inc., 4.88%, 12/15/2025 (e)	140
1,570	Realty Income Corp., 3.65%, 01/15/2028	1,529
280	Regal Entertainment Group, 5.75%, 03/15/2022	288
400	Revlon Consumer Products Corp., 6.25%, 08/01/2024	275
	Reynolds Group Issuer, Inc.,
2,839	5.75%, 10/15/2020	2,878
381	6.87%, 02/15/2021	386
840	RHP Hotel Properties LP, 5.00%, 04/15/2023	844
1,000	Rite Aid Corp., 6.13%, 04/01/2023 (e)	1,008
1,000	Riverbed Technology, Inc., 8.88%, 03/01/2023 (e)	938
	Rockwell Collins, Inc.,
3,540	3.50%, 03/15/2027	3,451
	Roper Technologies, Inc.,
3,855	3.80%, 12/15/2026	3,864
	Rowan Cos., Inc.,
379	4.88%, 06/01/2022	353
318	7.38%, 06/15/2025	314

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	29

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
24	RR Donnelley & Sons Co., 7.63%, 06/15/2020	26
209	RSP Permian, Inc., 6.63%, 10/01/2022	218
	Sabine Pass Liquefaction LLC,
490	5.63%, 04/15/2023	525
600	5.75%, 05/15/2024	648
800	Sable International Finance Ltd., Reg. S, 6.88%, 08/01/2022	848
	Sabre GLBL, Inc.,
1,500	5.25%, 11/15/2023 (e)	1,511
937	5.38%, 04/15/2023 (e)	944
236	Sally Holdings LLC, 5.63%, 12/01/2025	237
	SBA Communications Corp.,
250	4.88%, 07/15/2022	253
330	4.88%, 09/01/2024	326
	Scientific Games International, Inc.,
322	5.00%, 10/15/2025 (e)	318
569	7.00%, 01/01/2022 (e)	599
315	10.00%, 12/01/2022	342
	Scotts Miracle-Gro Co. (The),
1,000	5.25%, 12/15/2026	1,012
825	6.00%, 10/15/2023	862
500	Sealed Air Corp., 5.13%, 12/01/2024 (e)	515
711	SemGroup Corp., 5.63%, 11/15/2023	688
675	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	680
3,420	Sempra Energy, 3.80%, 02/01/2038	3,240
	Sensata Technologies BV,
1,250	4.88%, 10/15/2023 (e)	1,269
129	5.00%, 10/01/2025 (e)	130
600	5.63%, 11/01/2024 (e)	641
2,065	Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/2026 (e)	2,189
	Service Corp. International,
618	5.38%, 01/15/2022	631
662	5.38%, 05/15/2024	683
96	SESI LLC, 7.13%, 12/15/2021	98
	Shire Acquisitions Investments Ireland DAC,
2,915	2.40%, 09/23/2021	2,815
3,000	3.20%, 09/23/2026	2,790
EUR 2,050	Silgan Holdings, Inc., 3.25%, 03/15/2025	2,551
	Sinclair Television Group, Inc.,
175	5.38%, 04/01/2021	177
900	5.63%, 08/01/2024 (e)	914
2,000	6.13%, 10/01/2022	2,062

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Sirius XM Radio, Inc.,
415	4.63%, 05/15/2023 (e)	414
477	5.00%, 08/01/2027 (e)	464
540	5.38%, 04/15/2025 (e)	549
3,310	6.00%, 07/15/2024 (e)	3,467
	SM Energy Co.,
56	5.00%, 01/15/2024	52
247	6.50%, 11/15/2021	251
423	Solera LLC, 10.50%, 03/01/2024 (e)	475
63	Sonic Automotive, Inc., 6.13%, 03/15/2027	62
505	Sotheby’s, 4.88%, 12/15/2025 (e)	490
	Southwestern Energy Co.,
1,621	6.70%, 01/23/2025	1,589
	Spectrum Brands, Inc.,
29	6.13%, 12/15/2024	30
500	6.63%, 11/15/2022	517
	Springleaf Finance Corp.,
625	5.63%, 03/15/2023	620
1,000	7.75%, 10/01/2021	1,090
	Sprint Capital Corp.,
75	6.88%, 11/15/2028	72
1,320	8.75%, 03/15/2032	1,432
	Sprint Communications, Inc.,
31	6.00%, 11/15/2022	30
1,030	7.00%, 03/01/2020 (e)	1,088
321	7.00%, 08/15/2020	336
247	9.25%, 04/15/2022	286
	Sprint Corp.,
1,392	7.13%, 06/15/2024	1,370
22	7.25%, 09/15/2021	23
4,734	7.63%, 02/15/2025	4,734
256	7.63%, 03/01/2026	255
7,989	7.88%, 09/15/2023	8,269
665	SPX FLOW, Inc., 5.63%, 08/15/2024 (e)	677
	Standard Industries, Inc.,
600	4.75%, 01/15/2028 (e)	576
421	6.00%, 10/15/2025 (e)	445
2,735	Staples, Inc., 8.50%, 09/15/2025 (e)	2,626
235	Station Casinos LLC, 5.00%, 10/01/2025 (e)	229
	Steel Dynamics, Inc.,
540	5.00%, 12/15/2026	551
15	5.13%, 10/01/2021	15
300	5.50%, 10/01/2024	310
24	Stone Energy Corp., 7.50%, 05/31/2022	24

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Summit Materials LLC,
436	5.13%, 06/01/2025 (e)	436
568	6.13%, 07/15/2023	585
420	Summit Midstream Holdings LLC, 5.50%, 08/15/2022	424
	Sunoco Logistics Partners Operations LP,
2,010	5.35%, 05/15/2045	1,949
1,150	5.40%, 10/01/2047	1,124
	Sunoco LP,
172	4.88%, 01/15/2023 (e)	171
176	5.50%, 02/15/2026 (e)	176
80	5.88%, 03/15/2028 (e)	80
	SUPERVALU, Inc.,
628	6.75%, 06/01/2021	620
1,465	7.75%, 11/15/2022	1,421
398	Symantec Corp., 5.00%, 04/15/2025 (e)	406
71	Synchrony Financial, 3.95%, 12/01/2027	68
	Talen Energy Supply LLC,
464	6.50%, 06/01/2025	358
55	9.50%, 07/15/2022 (e)	55
370	Tallgrass Energy Partners LP, 5.50%, 09/15/2024 (e)	381
	Targa Resources Partners LP,
565	4.25%, 11/15/2023	551
490	5.00%, 01/15/2028 (e)	476
695	5.25%, 05/01/2023	705
2,495	6.75%, 03/15/2024	2,648
587	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	537
1,548	TEGNA, Inc., 6.38%, 10/15/2023	1,614
60	Teleflex, Inc., 5.25%, 06/15/2024	62
2,250	Tempur Sealy International, Inc., 5.50%, 06/15/2026	2,211
	Tenet Healthcare Corp.,
1,155	4.50%, 04/01/2021	1,159
400	5.13%, 05/01/2025 (e)	388
200	6.00%, 10/01/2020	208
2,000	6.75%, 06/15/2023	2,000
6,263	8.13%, 04/01/2022	6,592
137	Tennant Co., 5.63%, 05/01/2025	140
207	Tenneco, Inc., 5.38%, 12/15/2024	213
287	Terraform Global Operating LLC, 6.13%, 03/01/2026 (e)	289
	TerraForm Power Operating LLC,
344	4.25%, 01/31/2023 (e)	337
435	5.00%, 01/31/2028 (e)	421
322	SUB, 6.63%, 06/15/2025 (e)	349

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
630	Tesla, Inc., 5.30%, 08/15/2025 (e)	600
	Texas Competitive Electric Holdings Co. LLC,
375	8.50%, 05/01/2020 (d) (bb)	4
762	Thermo Fisher Scientific, Inc., 3.00%, 04/15/2023	748
	T-Mobile USA, Inc.,
236	4.50%, 02/01/2026	231
236	4.75%, 02/01/2028	230
21	6.00%, 03/01/2023	22
315	6.00%, 04/15/2024	328
2,251	6.38%, 03/01/2025	2,375
690	6.50%, 01/15/2024	723
3,265	6.50%, 01/15/2026	3,502
327	6.63%, 04/01/2023	338
203	6.84%, 04/28/2023	211
	Toll Brothers Finance Corp.,
360	4.35%, 02/15/2028	340
109	4.88%, 11/15/2025	109
	TransDigm, Inc.,
394	6.38%, 06/15/2026	403
1,373	6.50%, 07/15/2024	1,416
414	6.50%, 05/15/2025	424
633	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	651
	Transocean, Inc.,
184	5.80%, 10/15/2022	178
1,387	6.80%, 03/15/2038	1,117
417	7.50%, 01/15/2026 (e)	420
220	7.50%, 04/15/2031	199
841	9.00%, 07/15/2023 (e)	906
720	9.35%, 12/15/2041	720
1,695	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	1,727
171	TriMas Corp., 4.88%, 10/15/2025 (e)	168
161	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	163
149	Tronox Finance plc, 5.75%, 10/01/2025 (e)	148
735	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	772
	Ultra Resources, Inc.,
1,621	6.88%, 04/15/2022 (e)	1,459
160	7.13%, 04/15/2025 (e)	143
265	Unit Corp., 6.63%, 05/15/2021	263
283	United Continental Holdings, Inc., 4.25%, 10/01/2022	282
	United Rentals North America, Inc.,
747	4.88%, 01/15/2028	728
385	5.50%, 07/15/2025	397

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	31

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
50	5.50%, 05/15/2027	51
2,825	5.75%, 11/15/2024	2,924
50	5.88%, 09/15/2026	52
116	United States Steel Corp., 6.88%, 08/15/2025	122
1,635	United Technologies Corp., 4.15%, 05/15/2045	1,595
	Uniti Group LP,
2,389	6.00%, 04/15/2023 (e)	2,311
275	Univar USA, Inc., 6.75%, 07/15/2023 (e)	286
	Universal Health Services, Inc.,
34	3.75%, 08/01/2019 (e)	34
47	4.75%, 08/01/2022 (e)	48
	Univision Communications, Inc.,
90	5.13%, 05/15/2023 (e)	85
111	5.13%, 02/15/2025 (e)	102
36	6.75%, 09/15/2022 (e)	37
416	US Concrete, Inc., 6.38%, 06/01/2024	442
300	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	304
	Valeant Pharmaceuticals International, Inc.,
EUR 2,200	Reg. S, 4.50%, 05/15/2023	2,345
213	5.38%, 03/15/2020 (e)	212
114	5.50%, 03/01/2023 (e)	101
551	5.50%, 11/01/2025 (e)	545
85	5.63%, 12/01/2021 (e)	81
4,521	5.88%, 05/15/2023 (e)	4,018
3,000	6.13%, 04/15/2025 (e)	2,631
123	6.50%, 03/15/2022 (e)	128
271	6.75%, 08/15/2021 (e)	264
263	7.00%, 03/15/2024 (e)	277
2,058	7.25%, 07/15/2022 (e)	2,001
100	7.50%, 07/15/2021 (e)	101
627	9.00%, 12/15/2025 (e)	628
350	Venator Finance SARL, 5.75%, 07/15/2025 (e)	356
	VEREIT Operating Partnership LP,
2,610	3.95%, 08/15/2027	2,474
2,255	4.60%, 02/06/2024	2,313
	VeriSign, Inc.,
50	4.75%, 07/15/2027	49
39	5.25%, 04/01/2025	40
	Verizon Communications, Inc.,
6,316	3.50%, 11/01/2024	6,261
710	3.85%, 11/01/2042	618
2,145	4.13%, 08/15/2046	1,911
1,070	5.01%, 04/15/2049	1,086

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	150	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	157
	1,660	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	1,751
		Viacom, Inc.,
	167	4.38%, 03/15/2043	150
	170	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	172
	108	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	111
	5	ViaSat, Inc., 5.63%, 09/15/2025 (e)	5
	687	VICI Properties 1 LLC, 8.00%, 10/15/2023	762
	965	Vista Outdoor, Inc., 5.88%, 10/01/2023	954
	408	VOC Escrow Ltd., 5.00%, 02/15/2028 (e)	397
	132	Wabash National Corp., 5.50%, 10/01/2025 (e)	131
	1,000	Walgreens Boots Alliance, Inc., 2.70%, 11/18/2019	996
		Weatherford International Ltd.,
	375	6.50%, 08/01/2036	285
	311	9.88%, 02/15/2024	308
	1,070	Welbilt, Inc., 9.50%, 02/15/2024	1,188
	710	WellCare Health Plans, Inc., 5.25%, 04/01/2025	719
		Wells Fargo & Co.,
	2,045	(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/2028 (aa)	1,993
	1,210	4.90%, 11/17/2045	1,279
	325	WESCO Distribution, Inc., 5.38%, 06/15/2024	326
	64	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	64
	676	Western Digital Corp., 4.75%, 02/15/2026	681
		Whiting Petroleum Corp.,
	1,250	5.75%, 03/15/2021	1,278
	720	6.25%, 04/01/2023	729
	286	6.63%, 01/15/2026 (e)	290
	1,115	Williams Cos., Inc. (The), 4.55%, 06/24/2024	1,123
	5,660	Williams Partners LP, 4.00%, 09/15/2025	5,643
		Windstream Services LLC,
	1,008	6.38%, 08/01/2023 (e)	572
	25	7.75%, 10/15/2020	21
	2,608	8.75%, 12/15/2024 (e)	1,669
		WMG Acquisition Corp.,
EUR	800	Reg. S, 4.13%, 11/01/2024	1,024
	144	5.50%, 04/15/2026 (e) (w)	144
	351	5.63%, 04/15/2022 (e)	359
	200	6.75%, 04/15/2022 (e)	208

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	WPX Energy, Inc.,
410	6.00%, 01/15/2022	426
1,020	8.25%, 08/01/2023	1,155
1,730	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	1,754
2,007	XPO Logistics, Inc., 6.50%, 06/15/2022 (e)	2,086
	Zayo Group LLC,
752	5.75%, 01/15/2027 (e)	756
1,575	6.00%, 04/01/2023	1,636
1,195	6.38%, 05/15/2025	1,250

		890,350

	Total Corporate Bonds (Cost $1,643,962)	1,663,444

Foreign Government Securities — 20.9%
	Angola — 0.1%
3,014	Republic of Angola, 9.50%, 11/12/2025 (e)	3,368

	Argentina — 0.4%
	Provincia de Buenos Aires,
2,828	9.13%, 03/16/2024 (e)	3,146
2,170	Reg. S, 9.95%, 06/09/2021	2,409
	Republic of Argentina,
5,300	6.88%, 04/22/2021	5,597
991	6.88%, 01/11/2048	904
1,257	Reg. S, 7.13%, 06/28/2117	1,163

		13,219

	Belarus — 0.1%
	Republic of Belarus,
1,360	6.88%, 02/28/2023 (e)	1,452
1,950	7.63%, 06/29/2027 (e)	2,201

		3,653

	Brazil — 1.9%
	Brazil Notas do Tesouro Nacional,
BRL 89,500	10.00%, 01/01/2021	28,660
BRL 88,900	10.00%, 01/01/2025	28,162

		56,822

	Colombia — 0.2%
4,620	Republic of Colombia, 5.00%, 06/15/2045	4,603

	Croatia — 0.2%
4,950	Republic of Croatia, Reg. S, 5.50%, 04/04/2023	5,278

	Dominican Republic — 0.2%
4,060	Government of Dominican Republic, 6.88%, 01/29/2026 (e)	4,527

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ecuador — 0.4%
	Republic of Ecuador,
2,000	7.88%, 01/23/2028 (e)	2,000
2,400	8.75%, 06/02/2023 (e)	2,550
4,680	8.88%, 10/23/2027 (e)	4,926
2,730	10.75%, 03/28/2022 (e)	3,078

		12,554

	Egypt — 0.3%
	Arab Republic of Egypt,
5,700	Reg. S, 5.75%, 04/29/2020	5,857
1,700	6.13%, 01/31/2022 (e)	1,757

		7,614

	El Salvador — 0.0% (g)
355	Republic of El Salvador, Reg. S, 7.63%, 02/01/2041	375

	Gabon — 0.1%
3,350	Gabonese Republic, Reg. S, 6.38%, 12/12/2024	3,287

	Greece — 0.4%
EUR 9,384	Greece Government Bond, Reg. S, 3.38%, 02/15/2025 (e)	10,982

	Hungary — 0.5%
HUF 3,470,000	Hungary Government Bond, 3.00%, 10/27/2027	13,894

	Indonesia — 3.1%
	Republic of Indonesia,
5,200	Reg. S, 5.38%, 10/17/2023	5,590
IDR 597,188,000	8.25%, 05/15/2036	46,695
IDR 469,586,000	8.75%, 05/15/2031	38,425

		90,710

	Italy — 0.5%
EUR 12,850	Republic of Italy, Reg. S, 2.80%, 03/01/2067 (e)	14,210

	Jamaica — 0.1%
1,490	Jamaica Government International Bond, 7.88%, 07/28/2045	1,803

	Jordan — 0.1%
3,059	Kingdom of Jordan, Reg. S, 6.13%, 01/29/2026	3,135

	Kenya — 0.0% (g)
1,260	Republic of Kenya, 8.25%, 02/28/2048 (e)	1,293

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	33

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Lebanon — 0.4%
	Republic of Lebanon,
3,170	Reg. S, 5.15%, 11/12/2018	3,154
5,583	Reg. S, 5.45%, 11/28/2019	5,480
4,470	Reg. S, 6.10%, 10/04/2022	4,319

		12,953

	Malaysia — 1.9%
	Federation of Malaysia,
MYR 27,050	3.44%, 02/15/2021	6,909
MYR 60,650	3.58%, 09/28/2018	15,504
MYR 28,000	3.65%, 10/31/2019	7,183
MYR 26,800	4.05%, 09/30/2021	6,941
MYR 52,210	4.38%, 11/29/2019	13,555
MYR 26,000	5.73%, 07/30/2019	6,858

		56,950

	Mexico — 0.1%
EUR 2,610	United Mexican States, 3.38%, 02/23/2031	3,574

	Nigeria — 0.2%
5,870	Federal Republic of Nigeria, 7.63%, 11/28/2047 (e)	6,024

	Oman — 0.1%
2,800	Oman Government International Bond, 4.75%, 06/15/2026 (e)	2,688

	Pakistan — 0.4%
	Republic of Pakistan,
5,400	Reg. S, 6.75%, 12/03/2019	5,542
3,085	6.88%, 12/05/2027 (e)	3,041
4,000	Reg. S, 7.25%, 04/15/2019	4,099

		12,682

	Paraguay — 0.0% (g)
560	Republic of Paraguay, 5.00%, 04/15/2026 (e)	585

	Portugal — 1.9%
	Portugal Obrigacoes do Tesouro,
EUR 13,253	Reg. S, 2.88%, 10/15/2025 (e)	17,725
EUR 14,146	Reg. S, 2.88%, 07/21/2026 (e)	18,850
EUR 13,500	Reg. S, 4.13%, 04/14/2027 (e)	19,617

		56,192

	Qatar — 0.4%
	State of Qatar,
10,900	Reg. S, 2.38%, 06/02/2021	10,505
995	Reg. S, 4.63%, 06/02/2046	983

		11,488

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Russia — 3.2%
	Russian Federation,
6,800	5.25%, 06/23/2047 (e)	7,080
RUB 1,541,252	7.70%, 03/23/2033	28,545
RUB 1,562,000	7.75%, 09/16/2026	29,293
RUB 1,504,100	8.15%, 02/03/2027	29,011

		93,929

	South Africa — 0.5%
ZAR 224,900	Republic of South Africa, 6.50%, 02/28/2041	14,407

	Spain — 1.9%
	Spain Government Bond,
EUR 20,985	Reg. S, 2.70%, 10/31/2048 (e)	25,885
EUR 23,550	Reg. S, 2.90%, 10/31/2046 (e)	30,700

		56,585

	Sri Lanka — 0.2%
	Republic of Sri Lanka,
3,700	6.20%, 05/11/2027 (e)	3,679
2,980	6.83%, 07/18/2026 (e)	3,096

		6,775

	Turkey — 0.4%
	Republic of Turkey,
5,350	5.13%, 03/25/2022	5,470
5,030	5.75%, 05/11/2047	4,540
2,250	6.63%, 02/17/2045	2,275

		12,285

	Ukraine — 0.5%
	Republic of Ukraine,
12,460	Reg. S, 7.75%, 09/01/2021	13,176
2,834	Reg. S, 7.75%, 09/01/2024	2,937

		16,113

	Uruguay — 0.1%
2,030	Republic of Uruguay, 4.38%, 10/27/2027	2,103

	Zambia — 0.1%
2,920	Republic of Zambia, Reg. S, 8.50%, 04/14/2024	3,084

	Total Foreign Government Securities (Cost $603,538)	619,744

Loan Assignments — 2.9% (cc)
	Canada — 0.1%
1,110	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 10/21/2021 (aa)	991

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	Canada — continued
85	Garda World Security, 1st Lien Term Loan B, (US Prime Rate + 2.50%), 4.97%, 05/24/2024 (aa)	86
755	MEG Energy Corp., 1st Lien Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.20%, 12/31/2023 (aa)	754
656	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.08%, 04/01/2022 (aa)	664

		2,495

	France — 0.0% (g)
424	Altran Technologies SA, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 01/30/2025 (aa) ^	427

	Luxembourg — 0.1%
1,011	Auris Luxembourg III Sarl, Term Loan B-7, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/17/2022 (aa)	1,019
1,084	Intelsat Jackson Holdings SA, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.71%, 11/27/2023 (aa)	1,076
901	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.47%, 03/11/2022 (aa)	903

		2,998

	Netherlands — 0.1%
2,200	Ziggo Secured Finance BV, 1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.50%), 4.09%, 04/15/2025 (aa) ^	2,179

	United Kingdom — 0.1%
1,909	Cineworld Finance U.S. Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.15%, 02/07/2025 (aa) ^	1,906

	United States — 2.5%
1,052	A2Z Wireless Holdings, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.57%, 05/01/2023 (aa)	1,049
521	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 02/16/2023 (aa)	524
	Albertson’s LLC, 1st Lien Term Loan,
467	(ICE LIBOR USD 3 Month + 3.00%), 4.67%, 12/21/2022 (aa)	461
69	(ICE LIBOR USD 3 Month + 3.00%), 4.96%, 06/22/2023 (aa)	68

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
156	Albertson’s LLC, 1st Lien Term Loan B-4, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 08/25/2021 (aa)	154
2,155	Altice US Finance I Corp., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 07/28/2025 (aa) ^	2,151
1,270	Avaya, Inc. 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.34%, 12/15/2024 (aa)	1,276
374	Barracuda Networks, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.06%, 02/12/2025 (aa)	376
82	Barracuda Networks, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 9.06%, 01/09/2026 (aa)	83
331	Berry Plastic Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 02/08/2020 (aa)	332
205	Berry Plastic Corp., 1st Lien Term Loan P, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 01/06/2021 (aa)	206
131	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 7.50%), 9.08%, 02/03/2025 (aa)	131
792	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 11.97%, 12/31/2021 (aa)	893
2,045	California Resources Corp., Senior Secured First Out, (ICE LIBOR USD 1 Month + 4.75%), 6.34%, 12/31/2022 (aa)	2,068
975	Calpine Corp., Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 4.20%, 01/15/2024 (aa)	977
743	Centurylink, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 01/31/2025 (aa)	730
990	Chemours Co. (The), Senior Secured Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 05/12/2022 (aa)	994
777	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/2021 (aa)	827
1,984	CHG Healthcare Services, Inc., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.77%, 06/07/2023 (aa)	2,003
290	Chrysler Group LLC, Tranche B Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.60%, 12/31/2018 (aa)	290
2,298	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.75%), 5.44%, 10/02/2024 (aa)	2,315

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	35

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
833	CITGO Petroleum Corp., Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.19%, 07/29/2021 (aa)	830
1,062	Clover Merger Sub, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 09/26/2024 (aa)	1,022
843	Community Health Systems, Inc., Incremental 2021 Term H Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.98%, 01/27/2021 (aa)	822
1,540	Community Health Systems, Inc., Term Loan G, (ICE LIBOR USD 3 Month + 2.75%), 4.73%, 12/31/2019 (aa)	1,526
148	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 10/05/2023 (aa)	146
384	Consolidated Container, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/22/2024 (aa)	386
868	Continental Building Products, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.91%, 08/18/2023 (aa)	876
565	CROWN Americas LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.25%), 2.25%, 01/17/2025 (aa) ^	570
736	CSC Holdings LLC, 1st Lien, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 07/17/2025 (aa)	734
747	Delta 2 Sarl, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 02/01/2024 (aa)	745
1,470	Dole Food Co., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; US Prime Rate + 1.75%), 4.36%, 04/06/2024 (aa)	1,476
530	Duff & Phelps Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 02/13/2025 (aa) ^	534
833	Energy Future Intermediate Holding Co. LLC, DIP Term Loan, (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 1 Week + 3.00%), 4.47%, 06/30/2018 (aa)	833
257	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.82%, 04/19/2019 (aa) ^	64
	First Data Corp., 1st Lien Term Loan,
786	(ICE LIBOR USD 1 Month + 2.25%), 3.87%, 07/08/2022 (aa)	787
695	(ICE LIBOR USD 1 Month + 2.25%), 3.87%, 04/26/2024 (aa)	696

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
398	Go Daddy Operating Co. LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 02/15/2024 (aa)	398
1,250	Golden Nugget, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.98%, 10/04/2023 (aa)	1,259
2,601	Hargray Communications Group, Inc., Senior Secured Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/16/2024 (aa) ^	2,606
646	HD Supply, Inc., 1st Lien Term Loan B-4, (ICE LIBOR USD 3 Month + 2.50%), 4.19%, 10/17/2023 (aa)	650
242	Hearthside Group Holdings LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 06/02/2021 (aa)	242
447	HUB International Ltd., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.84%, 10/02/2020 (aa)	449
550	iHeartCommunications, Inc., Term Loan D, (ICE LIBOR USD 3 Month + 6.75%), 8.44%, 01/30/2019 (aa) (d)	437
24	iHeartCommunications, Inc., Tranche E Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 9.19%, 07/30/2019 (aa) (d)	19
400	Impala Private Holdings II LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.70%, 11/14/2024 (aa)	401
855	Infor US, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 02/01/2022 (aa)	856
1,110	IRB Holding Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 02/05/2025 (aa)	1,120
343	Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.58%, 02/07/2025 (aa)	342
2,000	JBS USA Holdings, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 2.50%), 4.10%, 10/30/2022 (aa)	1,990
2,885	Level 3 Financing, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.85%, 02/22/2024 (aa)	2,889
85	MacDonald Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.33%, 10/04/2024 (aa)	85
1,130	Mallinckrodt International Finance SA, Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.82%, 02/24/2025 (aa)	1,132
240	MedRisk, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/24/2025 (aa)	240

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
1,122	Misys, Term Loan B, (ICE LIBOR USD 3 Month + 3.50%), 5.48%, 06/13/2024 (aa)	1,121
421	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 12/05/2023 (aa)	372
1,728	MultiPlan, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 06/07/2023 (aa)	1,736
455	National Mentor Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/2021 (aa)	458
471	NCI Building Systems, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 02/07/2025 (aa)	472
1,468	NVA Holdings, Inc.,1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 02/02/2025 (aa)	1,467
775	Party City Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.47%, 08/19/2022 (aa) ^	776
668	Pearl Intermediate Parent LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.34%, 01/31/2025 (aa)	663
250	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 03/11/2022 (aa)	204
983	Prime Security Services Borrower LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 05/02/2022 (aa)	991
726	Qlik Technologies, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 6 Month + 3.50%), 5.04%, 04/26/2024 (aa)	716
990	Quest Software US Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 7.27%, 10/31/2022 (aa)	1,006
890	Rackspace Hosting, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 4.79%, 11/03/2023 (aa)	893
409	Red Ventures LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 11/08/2024 (aa)	411
1,669	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.15%, 11/01/2024 (aa)	1,687
995	Spin Holdco, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.49%, 11/14/2022 (aa)	1,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,693	Staples, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.79%, 09/12/2024 (aa)	2,675
1,324	Summit Materials Co. I LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 11/21/2024 (aa)	1,332
115	Summit Midstream Partners Holdings LLC, Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 05/13/2022 (aa)	117
242	SUPERVALU, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	239
403	SUPERVALU, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	399
385	Syniverse Holdings, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.50%), 9.50%, 02/09/2024 (aa) ^	390
2,720	Syniverse Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 02/09/2023 (aa) ^	2,741
2,242	Tennessee Merger Sub, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 02/06/2024 (aa)	2,179
470	Tribune Media Co., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 12/27/2020 (aa)	471
791	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.59%, 04/12/2024 (aa)	788
352	Unifrax LLC, Senior Secured Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.19%, 04/04/2024 (aa)	355
1,719	Univision Communications, Inc., 1st Lien Term Loan C-5, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 03/15/2024 (aa)	1,697
417	USI, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.69%, 05/16/2024 (aa)	416
1,420	WMG Acquisition Corp.,1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.25%), 3.83%, 11/01/2023 (aa)	1,423

		74,265

	Total Loan Assignments (Cost $84,461)	84,270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	37

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — 0.0% (g)
		Bermuda — 0.0% (g)
—	(h)	XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 4.84%, 04/05/2018 ($1,000 par value) (aa) @	58

		United States — 0.0% (g)
1		Goodman Private Preferred Shares ($— par value) (bb)	2

		Total Preferred Stocks (Cost $52)	60

PRINCIPAL AMOUNT
Private Placement — 0.5%
		United States — 0.5%
15,000		333-345 S.B Street, 5.31%, 11/01/2019 (bb) (Cost $15,000)	15,000

NUMBER OF RIGHTS
Rights — 0.0% (g)
		United States — 0.0% (g)
6		Vistra Energy Corp., expiring 12/31/2049 (a) (bb) (Cost $—)	5

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investments— 0.8%
	U.S. Treasury Obligation — 0.0% (g)
285	U.S. Treasury Bills, 1.25%, 03/22/2018 (k) (n) (Cost $285)	285

	Investment Company — 0.8%
23,923	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.50% (b) (l) (Cost $23,925)	23,925

	Total Short-Term Investments (Cost $24,210)	24,210

	Total Investments — 98.2% (Cost $2,873,374)	2,908,411
	Other Assets in Excess of Liabilities — 1.8%	53,212

	NET ASSETS — 100.0%	$2,961,623

Percentages indicated are based on net assets.

Futures contracts outstanding as of February 28, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Schatz	12	03/2018	EUR	1,639	1
Canada 10 Year Bond	1,852	06/2018	CAD	190,049	1,156

					1,157

Short Contracts
Euro-Bobl	(7)	03/2018	EUR	(1,119)	(2)
Euro-Bund	(192)	03/2018	EUR	(37,347)	804
Euro-Buxl	(313)	03/2018	EUR	(61,686)	493
Euro-OAT	(264)	03/2018	EUR	(49,497)	1,235
Euro-Schatz	(2,064)	03/2018	EUR	(281,949)	336
Long Gilt	(3)	06/2018	GBP	(500)	(2)
U.S. Treasury 10 Year Note	(740)	06/2018	USD	(88,858)	(187)
U.S. Treasury 10 Year Ultra Note	(2,301)	06/2018	USD	(294,708)	(1,412)
U.S. Treasury 5 Year Note	(72)	06/2018	USD	(8,203)	(7)
U.S. Treasury Long Bond	(57)	06/2018	USD	(8,180)	(96)
U.S. Treasury Ultra Bond	(54)	06/2018	USD	(8,419)	(139)
3 Month Eurodollar	(2,776)	12/2019	USD	(674,221)	3,074

					4,097

					5,254

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

Forward foreign currency exchange contracts outstanding as of February 28, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	29,385	AUD	36,912	BNP Paribas	03/13/2018	715
USD	58,598	CAD	73,472	Goldman Sachs International	03/13/2018	1,331
USD	20,473	CAD	25,672	State Street Corp.	03/13/2018	462
USD	59,556	CHF	55,666	Barclays Bank plc	03/13/2018	559
USD	1,829	EUR	1,470	BNP Paribas	03/13/2018	35
USD	43,332	EUR	35,010	Citibank, NA	03/13/2018	586
USD	872	EUR	703	Deutsche Bank AG	03/13/2018	13
USD	209,853	EUR	168,902	Goldman Sachs International	03/13/2018	3,630
USD	378,737	EUR	309,045	Goldman Sachs International	03/13/2018	1,403
USD	1,311	EUR	1,062	Royal Bank of Canada	03/13/2018	14
USD	84,213	EUR	68,667	TD Bank Financial Group	03/13/2018	373
USD	1,158	GBP	834	BNP Paribas	03/13/2018	10
USD	29,057	GBP	21,020	Citibank, NA	03/13/2018	106
USD	417	GBP	300	State Street Corp.	03/13/2018	4
USD	14,287	HUF	3,624,988	HSBC Bank, N.A.	03/13/2018	188
USD	112,138	NZD	153,316	Barclays Bank plc	03/13/2018	1,579
USD	28,139	SEK	224,271	Deutsche Bank AG	03/13/2018	1,055
USD	41,073	SGD	54,267	Royal Bank of Canada	03/13/2018	103

Total unrealized appreciation						12,166

CAD	23,047	USD	18,374	State Street Corp.	03/13/2018	(410)
CNH	366,905	USD	58,291	HSBC Bank, N.A.	03/13/2018	(355)
CZK	1,159,687	USD	56,918	HSBC Bank, N.A.	03/13/2018	(1,206)
EUR	1,933	USD	2,400	Australia & New Zealand Banking Group Ltd.	03/13/2018	(40)
EUR	2,590	USD	3,199	BNP Paribas	03/13/2018	(37)
EUR	71,272	USD	88,129	Citibank, NA	03/13/2018	(1,108)
EUR	820	USD	1,016	Deutsche Bank AG	03/13/2018	(15)
EUR	640	USD	792	Deutsche Bank AG	03/13/2018	(10)
EUR	395	USD	487	Merrill Lynch International	03/13/2018	(5)
EUR	1,329	USD	1,644	Morgan Stanley	03/13/2018	(21)
EUR	1,572	USD	1,931	Royal Bank of Canada	03/13/2018	(11)
EUR	12,375	USD	15,331	State Street Corp.	03/13/2018	(223)
GBP	2,709	USD	3,810	Australia & New Zealand Banking Group Ltd.	03/13/2018	(79)
GBP	809	USD	1,126	Barclays Bank plc	03/13/2018	(12)
GBP	858	USD	1,207	BNP Paribas	03/13/2018	(25)
GBP	860	USD	1,209	Morgan Stanley	03/13/2018	(25)
NZD	10,489	USD	7,772	Australia & New Zealand Banking Group Ltd.	03/13/2018	(208)
NZD	13,714	USD	10,018	BNP Paribas	03/13/2018	(129)
NZD	10,449	USD	7,671	HSBC Bank, N.A.	03/13/2018	(136)
SEK	224,271	USD	28,344	Goldman Sachs International	03/13/2018	(1,260)
SGD	54,267	USD	41,411	HSBC Bank, N.A.	03/13/2018	(441)
CNH	197,661	USD	31,266	Goldman Sachs International	04/12/2018	(111)

Total unrealized depreciation						(5,867)

Net unrealized appreciation						6,299

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	39

JPMorgan Global Bond Opportunities Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF FEBRUARY 28, 2018 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLO	— Collateralized Loan Obligation
CNH	— China Renminbi
CZK	— Czech Republic Koruna
DIP	— Debtor-in-possession
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2018. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	— London Interbank Offered Rate
MSCI	— Morgan Stanley Capital International
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2018.

USD	— United States Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 28, 2018.
(n)	— The rate shown is the effective yield as of February 28, 2018.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2018.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2018.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2018.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
^	— All or a portion of the security is unsettled as of February 28, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of February 28, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	41

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,884,486
Investments in affiliates, at value	23,925
Cash	6,936
Foreign currency, at value	5,773
Deposits at broker for futures contracts	12,304
Receivables:
Due from custodian	1,330
Investment securities sold	33,251
Fund shares sold	7,175
Interest and dividends from non-affiliates	35,577
Dividends from affiliates	68
Tax reclaims	62
Unrealized appreciation on forward foreign currency exchange contracts	12,166

Total Assets	3,023,053

LIABILITIES:
Payables:
Due to custodian	2,561
Investment securities purchased	46,483
Investment securities purchased — delayed delivery securities	767
Fund shares redeemed	2,435
Variation margin on futures contracts	1,473
Unrealized depreciation on forward foreign currency exchange contracts	5,867
Unrealized depreciation on unfunded commitments	2
Accrued liabilities:
Investment advisory fees	1,000
Administration fees	35
Distribution fees	92
Service fees	271
Custodian and accounting fees	45
Trustees’ and Chief Compliance Officer’s fees	1
Deferred foreign capital gains tax	326
Other	72

Total Liabilities	61,430

Net Assets	$2,961,623

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$2,979,089
Accumulated undistributed (distributions in excess of) net investment income	(26,947)
Accumulated net realized gains (losses)	(37,121)
Net unrealized appreciation (depreciation)	46,602

Total Net Assets	$2,961,623

Net Assets:
Class A	$239,992
Class C	83,018
Class I	2,145,173
Class R6	493,440

Total	$2,961,623

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	23,488
Class C	8,153
Class I	209,526
Class R6	48,174

Net Asset Value (a):
Class A — Redemption price per share	$10.22
Class C — Offering price per share (b)	10.18
Class I — Offering and redemption price per share	10.24
Class R6 — Offering and redemption price per share	10.24
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.62

Cost of investments in non-affiliates	$2,849,449
Cost of investments in affiliates	23,925
Cost of foreign currency	5,691

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	43

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

(Amounts in thousands)

	Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$63,291
Interest income from affiliates	10
Dividend income from non-affiliates	4
Dividend income from affiliates	499
Foreign taxes withheld	(342)

Total investment income	63,462

EXPENSES:
Investment advisory fees	7,222
Administration fees	1,067
Distribution fees:
Class A	266
Class C	284
Service fees:
Class A	266
Class C	94
Class I	2,271
Custodian and accounting fees	218
Interest expense to affiliates	10
Professional fees	78
Trustees’ and Chief Compliance Officer’s fees	17
Printing and mailing costs	69
Registration and filing fees	70
Transfer agency fees (See Note 2.I.)	27
Other	27

Total expenses	11,986

Less fees waived	(3,415)
Less earnings credits	(1)

Net expenses	8,570

Net investment income (loss)	54,892

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,561	(a)
Investments in affiliates	(9)
Options purchased	(18)
Futures contracts	15,353
Foreign currency transactions	(617)
Forward foreign currency exchange contracts	(24,142)

Net realized gain (loss)	(1,872)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(38,272	)(b)
Investments in affiliates	(1)
Futures contracts	9,512
Foreign currency translations	(51)
Forward foreign currency exchange contracts	9,228
Unfunded commitments	(2)

Change in net unrealized appreciation/depreciation	(19,586)

Net realized/unrealized gains (losses)	(21,458)

Change in net assets resulting from operations	$33,434

(a)	Net of foreign capital gains tax of approximately $(35,000).
(b)	Net of change in foreign capital gains tax of approximately $(13,000).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Bond Opportunities Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,892	$69,258
Net realized gain (loss)	(1,872)	(44,881)
Change in net unrealized appreciation/depreciation	(19,586)	56,324

Change in net assets resulting from operations	33,434	80,701

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,780)	(7,067)
Class C
From net investment income	(835)	(2,455)
Class I
From net investment income	(26,521)	(62,192)
Class R6
From net investment income	(7,578)	(8,264)

Total distributions to shareholders	(37,714)	(79,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	672,065	892,443

NET ASSETS:
Change in net assets	667,785	893,166
Beginning of period	2,293,838	1,400,672

End of period	$2,961,623	$2,293,838

Accumulated undistributed (distributions in excess of) net investment income	$(26,947)	$(44,125)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$70,093	$153,426
Distributions reinvested	2,724	6,865
Cost of shares redeemed	(23,072)	(95,125)

Change in net assets resulting from Class A capital transactions	$49,745	$65,166

Class C
Proceeds from shares issued	$22,769	$33,806
Distributions reinvested	796	2,298
Cost of shares redeemed	(11,301)	(14,446)

Change in net assets resulting from Class C capital transactions	$12,264	$21,658

Class I
Proceeds from shares issued	$810,782	$1,121,913
Distributions reinvested	23,299	28,367
Cost of shares redeemed	(245,459)	(660,897)

Change in net assets resulting from Class I capital transactions	$588,622	$489,383

Class R6
Proceeds from shares issued	$224,463	$367,559
Distributions reinvested	6,091	2,704
Cost of shares redeemed	(209,120)	(54,027)

Change in net assets resulting from Class R6 capital transactions	$21,434	$316,236

Total change in net assets resulting from capital transactions	$672,065	$892,443

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Bond Opportunities Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	6,822	15,125
Reinvested	265	679
Redeemed	(2,243)	(9,387)

Change in Class A Shares	4,844	6,417

Class C
Issued	2,221	3,338
Reinvested	78	228
Redeemed	(1,103)	(1,429)

Change in Class C Shares	1,196	2,137

Class I
Issued	78,640	110,259
Reinvested	2,262	2,800
Redeemed	(23,819)	(64,920)

Change in Class I Shares	57,083	48,139

Class R6
Issued	21,766	35,939
Reinvested	591	267
Redeemed	(20,253)	(5,297)

Change in Class R6 Shares	2,104	30,909

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Bond Opportunities Fund
Class A
Six Months Ended February 28, 2018 (Unaudited)	$10.22	$0.20	(f)	$(0.07)	$0.13	$(0.13)	$—	$(0.13)
Year Ended August 31, 2017	10.24	0.39	(f)	0.05	0.44	(0.46)	—	(0.46)
Year Ended August 31, 2016	10.01	0.38	(f)	0.34	0.72	(0.49)	—	(0.49)
Year Ended August 31, 2015	10.60	0.40	(f)	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	(f)	0.38	0.80	(0.35)	(0.05)	(0.40)
September 4, 2012 (h) through August 31, 2013	10.00	0.45		0.16	0.61	(0.41)	—	(0.41)

Class C
Six Months Ended February 28, 2018 (Unaudited)	10.18	0.18	(f)	(0.07)	0.11	(0.11)	—	(0.11)
Year Ended August 31, 2017	10.21	0.35	(f)	0.04	0.39	(0.42)	—	(0.42)
Year Ended August 31, 2016	9.99	0.34	(f)	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(f)	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	(f)	0.39	0.76	(0.33)	(0.05)	(0.38)
September 4, 2012 (h) through August 31, 2013	10.00	0.44		0.14	0.58	(0.37)	—	(0.37)

Class I
Six Months Ended February 28, 2018 (Unaudited)	10.24	0.21	(f)	(0.07)	0.14	(0.14)	—	(0.14)
Year Ended August 31, 2017	10.26	0.42	(f)	0.05	0.47	(0.49)	—	(0.49)
Year Ended August 31, 2016	10.03	0.40	(f)	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(f)	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	(f)	0.37	0.82	(0.37)	(0.05)	(0.42)
September 4, 2012 (h) through August 31, 2013	10.00	0.50		0.14	0.64	(0.43)	—	(0.43)

Class R6
Six Months Ended February 28, 2018 (Unaudited)	10.24	0.22	(f)	(0.07)	0.15	(0.15)	—	(0.15)
Year Ended August 31, 2017	10.27	0.43	(f)	0.04	0.47	(0.50)	—	(0.50)
Year Ended August 31, 2016	10.03	0.42	(f)	0.35	0.77	(0.53)	—	(0.53)
Year Ended August 31, 2015	10.61	0.44	(f)	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	(f)	0.36	0.84	(0.39)	(0.05)	(0.44)
September 4, 2012 (h) through August 31, 2013	10.00	0.52		0.14	0.66	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencing on August 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to August 31, 2017, the Fund did not transact in securities sold short.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014 and for the period ended August 31, 2013.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$10.22	1.25%	$239,992	0.89%		3.95%		1.17%		29%	29%
10.22	4.47	190,488	0.89		3.87		1.23		61	62
10.24	7.51	125,248	0.89		3.81		1.27		71	—
10.01	(1.26)	64,383	0.89		3.85		1.27		90	—
10.60	8.01	19,131	0.89	(g)	4.01	(g)	1.49	(g)	77	—
10.20	6.12	203	0.90	(g)	4.66	(g)	2.41	(g)	117	—

10.18	1.06	83,018	1.29		3.54		1.67		29	29
10.18	3.97	70,849	1.29		3.46		1.72		61	62
10.21	7.03	49,223	1.29		3.40		1.76		71	—
9.99	(1.63)	13,324	1.29		3.44		1.79		90	—
10.59	7.55	4,727	1.29	(g)	3.49	(g)	1.98	(g)	77	—
10.21	5.77	53	1.30	(g)	4.30	(g)	2.54	(g)	117	—

10.24	1.37	2,145,173	0.64		4.19		0.92		29	29
10.24	4.73	1,560,658	0.64		4.12		0.94		61	62
10.26	7.76	1,070,541	0.64		4.09		0.95		71	—
10.03	(0.97)	942,467	0.64		4.08		0.97		90	—
10.61	8.22	132,823	0.64	(g)	4.30	(g)	1.26	(g)	77	—
10.21	6.43	26,731	0.65	(g)	4.95	(g)	1.80	(g)	117	—

10.24	1.44	493,440	0.49		4.34		0.67		29	29
10.24	4.78	471,843	0.49		4.26		0.68		61	62
10.27	8.01	155,660	0.49		4.23		0.69		71	—
10.03	(0.86)	113,977	0.49		4.22		0.71		90	—
10.61	8.38	47,277	0.49	(g)	4.53	(g)	1.00	(g)	77	—
10.21	6.58	53	0.50	(g)	5.10	(g)	1.55	(g)	117	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Bond Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at February 28, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$78,897	$2,102	$80,999
Italy	—	3	—	3
United States	—	65,938	34,750	100,688

Total Asset-Backed Securities	—	144,838	36,852	181,690

Collateralized Mortgage Obligations
Italy	—	—	146	146
United States	—	63,266	7,286	70,552

Total Collateralized Mortgage Obligations	—	63,266	7,432	70,698

Commercial Mortgage-Backed Securities
Cayman Islands	—	2,085	864	2,949
United States	—	122,766	45,910	168,676

Total Commercial Mortgage-Backed Securities	—	124,851	46,774	171,625

Convertible Bonds
China	—	4,966	—	4,966
Netherlands	—	2,014	—	2,014
United Arab Emirates	—	916	—	916
United States	—	66,428	—	66,428

Total Convertible Bonds	—	74,324	—	74,324

Corporate Bonds
Argentina	—	9,906	—	9,906
Australia	—	6,449	—	6,449
Bahrain	—	1,584	—	1,584
Belgium	—	16,246	—	16,246
Brazil	—	38,361	—	38,361
Canada	—	25,122	—	25,122
Chile	—	2,675	—	2,675
China	—	13,962	—	13,962
Colombia	—	2,095	—	2,095
Denmark	—	3,121	—	3,121

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Finland	$—	$460	$—	$460
France	—	86,609	—	86,609
Germany	—	57,532	—	57,532
Greece	—	4,877	—	4,877
Guatemala	—	1,459	—	1,459
Hong Kong	—	4,413	—	4,413
India	—	3,478	—	3,478
Indonesia	—	902	—	902
Ireland	—	32,840	—	32,840
Israel	—	4,907	—	4,907
Italy	—	57,840	—	57,840
Jamaica	—	2,202	—	2,202
Japan	—	9,851	—	9,851
Jordan	—	898	—	898
Kazakhstan	—	1,757	—	1,757
Kuwait	—	5,639	—	5,639
Luxembourg	—	68,926	—	68,926
Mexico	—	32,615	—	32,615
Netherlands	—	47,522	—	47,522
Nigeria	—	2,952	—	2,952
Panama	—	718	—	718
Peru	—	6,178	—	6,178
Portugal	—	10,369	—	10,369
Qatar	—	4,591	—	4,591
South Korea	—	6,006	—	6,006
Spain	—	42,963	—	42,963
Sweden	—	13,761	—	13,761
Switzerland	—	27,219	—	27,219
Turkey	—	2,269	—	2,269
United Arab Emirates	—	4,584	—	4,584
United Kingdom	—	107,236	—	107,236
United States	—	889,389	961	890,350

Total Corporate Bonds	—	1,662,483	961	1,663,444

Foreign Government Securities	—	619,744	—	619,744
Private Placement
United States	—	—	15,000	15,000

Preferred Stocks
Bermuda	—	58	—	58
United States	—	—	2	2

Total Preferred Stocks	—	58	2	60

Common Stocks
Colombia	2,039	—	—	2,039
New Zealand	—	—	80	80
United States	1,222	—	—	1,222

Total Common Stocks	3,261	—	80	3,341

Loan Assignments
Canada	—	2,495	—	2,495
France	—	427	—	427
Luxembourg	—	2,998	—	2,998
Netherlands	—	2,179	—	2,179
United Kingdom	—	1,906	—	1,906
United States	—	74,265	—	74,265

Total Loan Assignments	—	84,270	—	84,270

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Right
United States	$—	$—	$5	$5

Short-Term Investments
Investment Company	23,925	—	—	23,925
U.S. Treasury Obligation	—	285	—	285

Total Short-Term Investments	$23,925	$285	$—	$24,210

Total Investments in Securities	$27,186	$2,774,119	$107,106	$2,908,411

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,166	$—	$12,166
Futures Contracts	7,099	—	—	7,099

Total Appreciation in Other Financial Instruments	$7,099	$12,166	$—	$19,265

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,867)	$—	$(5,867)
Futures Contracts	(1,845)	—	—	(1,845)

Total Depreciation in Other Financial Instruments	$(1,845)	$(5,867)	$—	$(7,712)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the six months ended February 28, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2017	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2018
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$—	$(3)		$9	$—	(a)	$—	$(135)	$2,231	$—	$2,102
Asset-Backed Securities — Ireland	785	—		— (a)	—		—	(785)	—	—	—
Asset-Backed Securities — United States	21,828	68		82	11		14,506	(3,166)	4,773	(3,352)	34,750
Collateralized Mortgage Obligation — Italy	142	—		4	—	(a)	—	—	—	—	146
Collateralized Mortgage Obligation — United States	—	—		(7)	—	(a)	7,293	—	—	—	7,286
Commercial Mortgage-Backed Securities — Cayman Islands	864	—		— (a)	—		—	—	—	—	864
Commercial Mortgage-Backed Securities — United States	35,746	2		(675)	19		16,918	(7,598)	3,399	(1,901)	45,910
Common Stocks — New Zealand	73	—		7	—		—	—	—	—	80
Corporate Bonds — United States	959	—	(a)	3	—	(a)	293	(5)	—	(289)	961
Preferred Stock — United States	2	—		— (a)	—		—	—	—	—	2
Private Placement — United States	—	—		—	—		15,000	—	—	—	15,000
Rights — United States	7	—		(2)	—		—	—	—	—	5

	$60,406	$67		$(579)	$30		$54,010	$(11,689)	$10,403	$(5,542)	$107,106

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 500.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

There were no significant transfers between level 2 and level 3 during the six months ended February 28, 2018.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(577,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at February 28, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Market Comparable Companies	EBITDA Multiple(b)	6.5x (6.5x)

Common Stock	—	(a)

	2		Market Comparable Companies	EBITDA Multiple(b)	6.5x (6.5x)
				Discount for potential outcome(c)	30.00% (30.00%)

Preferred Stock	2

	33,598		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (10.85%)
				Constant Default Rate	0.00% - 7.29% (1.38%)
				Yield (Discount Rate of Cash Flows)	2.46% - 6.41% (4.06%)

Asset-Backed Securities	33,598

	37,145		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(36.16)% - 199.00% ((0.90%))

Commercial Mortgage-Backed Securities	37,145

	15,000		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.67% (5.67%)

Private Placements	15,000

	707		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.67% - 19.29% (6.41%)
	—	(a)	Pending Distribution Amount	Discount for potential outcome(c)	100.00% (100.00%)

Corporate Bonds	707

Total	$86,452

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At February 28, 2018, the value of these securities was approximately $20,654,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 28, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan,

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At February 28, 2018, the Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Pearl Intermediate Parent LLC	Delayed Draw Term Loan	01/31/25	1.000%	0.000%	$197	$195	$—	$—	$197	$195

E. Derivatives — The Fund used derivative instruments including futures and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures and securities to manage and hedge interest rate risks within the portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Eurodollar options are settled for cash.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of February 28, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$7,099	$—	$7,099
Foreign exchange contracts	Receivables	—	12,166	12,166

Total		$7,099	$12,166	$19,265

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,845)	$—	$(1,845)
Foreign exchange contracts	Payables	—	(5,867)	(5,867)

Total		$(1,845)	$(5,867)	$(7,712)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$2,138	$(12)	$—	$2,126
BNP Paribas	760	(191)	—	569
Citibank, N.A.	692	(692)	—	—
Deutsche Bank AG	1,068	(25)	—	1,043
Goldman Sachs International	6,364	(1,371)	—	4,993
HSBC Bank, N.A.	188	(188)	—	—
Royal Bank of Canada	117	(11)	—	106
State Street Corp.	466	(466)	—	—
TD Bank Financial Group	373	—	—	373

	$12,166	$(2,956)	$—	$9,210

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$327	$—	$—	$327
Barclays Bank plc	12	(12)	—	—
BNP Paribas	191	(191)	—	—
Citibank, N.A.	1,108	(692)	—	416
Deutsche Bank AG	25	(25)	—	—
Goldman Sachs International	1,371	(1,371)	—	—
HSBC Bank, N.A.	2,138	(188)	—	1,950
Merrill Lynch International	5	—	—	5
Morgan Stanley	46	—	—	46
Royal Bank of Canada	11	(11)	—	—
State Street Corp.	633	(466)	—	167

	$5,867	$(2,956)	$—	$2,911

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended February 28, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Options	Total
Interest rate contracts	$15,353	$—	$(18)	$15,335
Foreign exchange contracts	—	(24,142)	—	(24,142)

Total	$15,353	$(24,142)	$(18)	$(8,807)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$9,512	$—	$9,512
Foreign exchange contracts	—	9,228	9,228

Total	$9,512	$9,228	$18,740

The Fund’s derivatives contracts held at February 28, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended February 28, 2018 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$92,494
Average Notional Balance Short	1,469,836
Ending Notional Balance Long	191,688
Ending Notional Balance Short	1,514,687

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	175,622
Average Settlement Value Sold	911,892
Ending Settlement Value Purchased	382,346
Ending Settlement Value Sold	1,114,428

F. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended February 28, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$4	$2	$18	$3	$27

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 28, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2018, JPMDS retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$17	$—

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts are paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
0.90%	1.30%	0.65%	0.50%

The expense limitation agreement was in effect for the six months ended February 28, 2018 and is in place until at least December 31, 2018.

For the six months ended February 28, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$1,328	$885	$1,104	$3,317

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers/reimbursements resulting from investments in these money market funds for the six months ended February 28, 2018 was approximately $98,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended February 28, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended February 28, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended February 28, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,477,637	$740,494

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$2,873,374	$101,001	$54,411	$46,590

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent preferred debt instruments.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended February 28, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2018, the Fund had one affiliated omnibus account, which owned 34.5% of the Fund’s outstanding shares.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of February 28, 2018, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund invests in debt securities that have preferred stock characteristics. These characteristics include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of February 28, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2017, and continued to hold your shares at the end of the reporting period, February 28, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$1,012.50	$4.44	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class C
Actual	1,000.00	1,010.60	6.43	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class I
Actual	1,000.00	1,013.70	3.20	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R6
Actual	1,000.00	1,014.40	2.45	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	63

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. February 2018.	SAN-GBO-218

Semi-Annual Report

J.P. Morgan Income Funds

February 28, 2018 (Unaudited)

JPMorgan Floating Rate Income Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 29, 2018 (Unaudited)

Dear Shareholder,

The global economy extended its expansion into its ninth year with support from accommodative central banks, growth in corporate profits, consumer confidence and stable energy prices. Prices for equities and bonds generally rose throughout the six months ended February 28, 2018, and managed to rebound somewhat from a sharp sell-off in early February.

“While financial market volatility has increased from the historic lows that marked 2017, certain fundamental drivers of asset prices remain in place.” — George C.W. Gatch

Responding to a tightening U.S. labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017. Meanwhile, the U.S. unemployment rate dropped to 4.1% in October and remained at that level through February. Notably, wage growth was positive but subdued. U.S. gross domestic product (GDP) rose to a better-than-expected 2.9% in the final three months of 2017, and early indicators pointed to a continued seasonal pattern of weaker but positive GDP growth for the first quarter of 2018.

The Tax Cuts and Jobs Act of 2017, which reduced both individual and corporate income taxes, was enacted in late December 2017. The law’s passage appeared to add support for U.S. equity prices, which continued to rally through January.

The early February sell-off in financial markets snapped a 15-month run of consecutive gains in the Standard & Poor’s 500 Index. The sell-off also sent yields on government and corporate bonds, which generally move in the opposite direction of prices, sharply higher.

Analysts largely attributed the sell-off to historically high equity market valuations and investor concerns that signs of rising inflation would prompt the Fed to accelerate the rollout of future interest rates increases. While equity prices had rebounded somewhat by the end of February, bond prices remained under pressure.

Meanwhile, the European Central Bank (ECB) in January reduced its monthly asset purchases by half as economic growth within the European Union (EU) continued to strengthen. However, the ECB declined to raise benchmark interest rates during the reporting period. In November, the Bank of England raised benchmark interest rates for the first time in a decade as the domestic economy continued to expand, despite some headwinds from uncertainty over Britain’s advance toward an exit from the EU.

Political uncertainty in Europe faded somewhat as Spain’s central government halted a secessionist movement in Catalonia in October and German Chancellor Angela Merkel successfully formed a governing coalition in late February.

Emerging market nations continued to benefit from robust growth in China, rising commodity prices and strong global demand for goods. Emerging markets debt, which generated strong returns for investors during most of the reporting period, began to weaken late in 2017 amid a decline in the value of the U.S. dollar, which effectively raises the price of exports.

While financial market volatility has increased from the historic lows that marked 2017, certain fundamental drivers of asset prices remain in place. Leading central banks have edged toward policy normalization but remained strongly accommodative for financial markets. Corporate profits have been robust and business investment began to rise in the latter part of the reporting period. Consumer sentiment was buoyant and the outlook for synchronized global economic growth remained positive. Investors who hold a long-term outlook, while remaining fully invested in a well-diversified portfolio, will be best positioned, we believe, to navigate the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.99%
Credit Suisse Leveraged Loan Index	2.86%
Bloomberg Barclays U.S. Aggregate Index	(2.18)%

Net Assets as of 2/28/2018 (In Thousands)	$2,369,321

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

During the reporting period, U.S. bond markets provided positive returns but largely underperformed U.S. equities, which were supported by rising corporate profits, continued low interest rates and synchronized economic growth. In early February, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, which move in the opposite direction of bond prices, as well as uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

While U.S. equity prices rebounded somewhat from the sell-off, yields on corporate bonds and U.S. Treasury bonds remained at elevated levels at the end of the reporting period. Within fixed income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. However, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the U.S. economic expansion entered its ninth year.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Benchmark”) for the six months ended February 28, 2018.

The Fund’s investment selection — mostly in loan assignments — in the consumer durables and utilities sectors was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position in securities rated BB and its underweight position in securities rated CCC also detracted from relative performance. The Fund’s investment selection, including loan assignments in the retail and food and drug sectors was a leading positive contributor to relative performance.

Relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold high yield bonds, the Fund’s allocation to high yield bonds helped performance as high yield bonds generally outperformed other sectors of the bond market during the reporting period.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark during the six month reporting period, the Fund was overweight in securities rated AAA through BB and was underweight in securities rated B, CCC and CC to D. The Fund’s portfolio managers generally upgraded the credit quality of the portfolio during the reporting period and gained exposure to higher quality loan assignments and bonds mainly by investing in floating rate loan facilities issued by corporations and, to a lesser extent, fixed rate short duration corporate debt securities.

PORTFOLIO COMPOSITION***
Loan Assignments	80.6%
Corporate Bonds	12.7
Others (each less than 1.0%)	2.0
Short-Term Investment	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 1, 2011
With Sales Charge**		(0.46)%	0.52%	1.91%	2.59%
Without Sales Charge		1.87	2.86	2.69	3.17
CLASS C SHARES	June 1, 2011
With CDSC***		0.62	1.35	2.18	2.66
Without CDSC		1.62	2.35	2.18	2.66
CLASS I SHARES	June 1, 2011	1.99	3.12	2.94	3.43
CLASS R6 SHARES	October 31, 2013	2.04	3.22	3.03	3.50

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to February 28, 2018. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The perform-

ance of the Lipper Loan Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.5%
	Continental Airlines Pass-Through Trust,
26	Series 2003-ERJ1, 7.88%, 07/02/2018	27
1,937	Series 2004-ERJ1, 9.56%, 09/01/2019	2,000
9,648	Series 2012-3, Class C, 6.13%, 04/29/2018	9,708

	Total Asset-Backed Securities (Cost $11,730)	11,735

Corporate Bonds — 13.1%
	Consumer Discretionary — 2.4%
	Auto Components — 0.3%
2,500	American Axle & Manufacturing, Inc., 6.25%, 03/15/2021	2,538
4,250	Icahn Enterprises LP, 5.88%, 02/01/2022	4,255

		6,793

	Automobiles — 0.1%
3,417	Jaguar Land Rover Automotive plc, (United Kingdom), 4.13%, 12/15/2018 (e)	3,430

	Hotels, Restaurants & Leisure — 1.4%
1,511	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023 (e)	1,550
	GLP Capital LP,
2,000	4.38%, 04/15/2021	2,015
3,000	4.88%, 11/01/2020	3,075
5,000	International Game Technology plc, 5.63%, 02/15/2020 (e)	5,150
4,780	MGM Resorts International, 5.25%, 03/31/2020	4,930
7,627	NCL Corp. Ltd., 4.75%, 12/15/2021 (e)	7,789
7,185	Scientific Games International, Inc., 5.00%, 10/15/2025 (e)	7,104
2,545	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	2,564

		34,177

	Media — 0.4%
170	Charter Communications Operating LLC, 3.58%, 07/23/2020	171
	CSC Holdings LLC,
614	5.25%, 06/01/2024	591
1,486	8.63%, 02/15/2019	1,552
6,600	DISH DBS Corp., 7.88%, 09/01/2019	6,963

		9,277

	Specialty Retail — 0.2%
	Claire’s Stores, Inc.,
1,872	6.13%, 03/15/2020 (e)	1,245
4,000	9.00%, 03/15/2019 (e)	2,720

		3,965

	Total Consumer Discretionary	57,642

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.5%
	Energy Equipment & Services — 0.0% (g)
1,335	Shelf Drilling Holdings Ltd., (United Arab Emirates), 8.25%, 02/15/2025 (e)	1,345

	Oil, Gas & Consumable Fuels — 1.5%
4,000	Andeavor Logistics LP, 5.50%, 10/15/2019	4,125
5,100	Antero Resources Corp., 5.38%, 11/01/2021	5,215
4,750	DCP Midstream Operating LP, 4.75%, 09/30/2021 (e)	4,833
4,250	NGL Energy Partners LP, 5.13%, 07/15/2019	4,260
1,750	Oasis Petroleum, Inc., 6.50%, 11/01/2021	1,781
8,100	Rockies Express Pipeline LLC, 6.85%, 07/15/2018 (e)	8,201
1,840	Sunoco LP, 4.88%, 01/15/2023 (e)	1,826
5,209	TerraForm Power Operating LLC, 4.25%, 01/31/2023 (e)	5,105

		35,346

	Total Energy	36,691

	Financials — 0.9%
	Banks — 0.2%
3,381	Barclays Bank plc, (United Kingdom), 7.63%, 11/21/2022	3,764

	Consumer Finance — 0.5%
12,050	Ally Financial, Inc., 8.00%, 03/15/2020	13,044

	Thrifts & Mortgage Finance — 0.2%
4,039	Radian Group, Inc., 5.25%, 06/15/2020	4,180

	Total Financials	20,988

	Health Care — 2.1%
	Health Care Equipment & Supplies — 0.5%
	Mallinckrodt International Finance SA,
7,791	3.50%, 04/15/2018	7,733
4,300	4.88%, 04/15/2020 (e)	4,160

		11,893

	Health Care Providers & Services — 1.6%
4,800	DaVita, Inc., 5.75%, 08/15/2022	4,941
	HCA, Inc.,
7,000	4.25%, 10/15/2019	7,088
6,000	6.50%, 02/15/2020	6,315
	Tenet Healthcare Corp.,
4,000	4.38%, 10/01/2021	3,980
11,841	4.63%, 07/15/2024 (e)	11,330
2,480	4.75%, 06/01/2020	2,517
520	6.00%, 10/01/2020	541

		36,712

	Total Health Care	48,605

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrials — 1.5%
	Airlines — 0.6%
5,523	Allegiant Travel Co., 5.50%, 07/15/2019	5,640
8,078	United Continental Holdings, Inc., 4.25%, 10/01/2022	8,053

		13,693

	Commercial Services & Supplies — 0.6%
11,745	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.37%, 12/21/2065 (e) (aa)	11,598
1,500	Nielsen Finance LLC, 4.50%, 10/01/2020	1,506

		13,104

	Road & Rail — 0.3%
8,358	DAE Funding LLC, (United Arab Emirates), 4.00%, 08/01/2020 (e)	8,212

	Total Industrials	35,009

	Information Technology — 1.3%
	Electronic Equipment, Instruments & Components — 0.1%
3,400	Anixter, Inc., 5.63%, 05/01/2019	3,472

	IT Services — 0.2%
5,000	Alliance Data Systems Corp., 5.88%, 11/01/2021 (e)	5,113

	Semiconductors & Semiconductor Equipment — 0.1%
1,715	NXP BV, (Netherlands), 4.13%, 06/01/2021 (e)	1,745

	Software — 0.4%
4,350	Infor US, Inc., 5.75%, 08/15/2020 (e)	4,437
2,143	Nuance Communications, Inc., 5.38%, 08/15/2020 (e)	2,162
1,860	Symantec Corp., 4.20%, 09/15/2020	1,895

		8,494

	Technology Hardware, Storage & Peripherals — 0.5%
	Dell International LLC,
5,838	4.42%, 06/15/2021 (e)	5,958
5,000	5.88%, 06/15/2021 (e)	5,113

		11,071

	Total Information Technology	29,895

	Materials — 1.5%
	Chemicals — 0.5%
9,000	CF Industries, Inc., 3.40%, 12/01/2021 (e)	8,932
1,938	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	1,911

		10,843

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.4%
9,545	Cemex SAB de CV, (Mexico), (ICE LIBOR USD 3 Month + 4.75%), 6.47%, 10/15/2018 (e) (aa)	9,724

	Containers & Packaging — 0.4%
5,000	Ardagh Packaging Finance plc, (Ireland), 4.25%, 09/15/2022 (e)	4,981
4,195	Reynolds Group Issuer, Inc., (ICE LIBOR USD 3 Month + 3.50%), 5.22%, 07/15/2021 (e) (aa)	4,242

		9,223

	Metals & Mining — 0.2%
4,600	Freeport-McMoRan, Inc., 3.10%, 03/15/2020	4,554
713	United States Steel Corp., 8.38%, 07/01/2021 (e)	765

		5,319

	Total Materials	35,109

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
3,000	Equinix, Inc., 5.38%, 01/01/2022	3,109

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.4%
8,951	Level 3 Financing, Inc., 6.13%, 01/15/2021	9,102

	Wireless Telecommunication Services — 0.9%
4,000	Inmarsat Finance plc, (United Kingdom), 4.88%, 05/15/2022 (e)	3,961
6,000	SoftBank Group Corp., (Japan), 4.50%, 04/15/2020 (e)	6,052
5,000	Sprint Communications, Inc., 7.00%, 03/01/2020 (e)	5,282
2,121	Sprint Spectrum Co. LLC, 3.36%, 09/20/2021 (e)	2,126
3,334	T-Mobile USA, Inc., 4.00%, 04/15/2022	3,334

		20,755

	Total Telecommunication Services	29,857

	Utilities — 0.5%
	Electric Utilities — 0.0% (g)
75,000	Texas Competitive Electric Holdings Co. LLC, 8.50%, 05/01/2020 (d) (bb)	750

	Independent Power and Renewable Electricity Producers — 0.5%
4,000	AES Corp., 7.38%, 07/01/2021	4,384
5,000	Calpine Corp., 6.00%, 01/15/2022 (e)	5,144

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power and Renewable Electricity Producers — continued
	GenOn Energy, Inc.,
1,360	9.50%, 10/15/2018 (d)	1,132
1,640	9.88%, 10/15/2020 (d)	1,365

		12,025

	Total Utilities	12,775

	Total Corporate Bonds (Cost $308,798)	309,680

SHARES
Common Stocks — 0.8%
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
3	Sabine Oil & Gas Holdings, Inc. (a)	164
1	Southcross Holdco Equity (a) (bb)	488

	Total Energy	652

	Information Technology — 0.5%
	Software — 0.5%
548	Avaya Holdings Corp. (a)	11,511

	Utilities — 0.3%
	Independent Power and Renewable Electricity Producers — 0.3%
375	Vistra Energy Corp. (a)	7,106

	Total Common Stocks (Cost $15,898)	19,269

Preferred Stock — 0.7%
	Financials — 0.7%
	Insurance — 0.7%
16	XLIT Ltd., (Bermuda), Series D, (ICE LIBOR USD 3 Month + 3.12%), 4.84%, 04/05/2018 ($1,000 par value) (aa) @ (Cost $13,587)	15,968

PRINCIPAL AMOUNT($)
Loan Assignments — 82.6% (cc)
	Consumer Discretionary — 19.0%
	Auto Components — 0.3%
816	Key Safety Systems, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 6.28%, 08/29/2021 (aa)	815
6,487	USI, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.69%, 05/16/2024 (aa)	6,475

		7,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Consumer Services — 1.4%
2,944	Altran Technologies Ltd., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 01/30/2025 (aa) ^	2,962
5,740	CVS Holdings, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.79%, 02/06/2025 (aa)	5,718
2,475	CVS Holdings, 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 6.75%), 8.54%, 02/06/2026 (aa)	2,469
22,794	Spin Holdco, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 5.49%, 11/14/2022 (aa)	22,918

		34,067

	Hotels, Restaurants & Leisure — 3.4%
23,423	1011778 BC ULC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.92%, 02/16/2024 (aa)	23,452
5,920	Aristocrat International, 1st Lien Term Loan, (ICE LIBOR USD 2 Month + 2.00%; ICE LIBOR USD 3 Month + 2.00%), 3.74%, 10/19/2024 (aa)	5,944
4,119	Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.75%), 5.44%, 02/22/2023 (aa)	4,155
3,199	Golden Nugget, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.98%, 10/04/2023 (aa)	3,223
7,254	Greektown Holdings LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.65%, 04/25/2024 (aa)	7,240
8,687	Hanjin International Corp., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 4.23%, 10/19/2020 (aa)	8,714
11,717	Hilton Worldwide Finance LLC, Series B-2 Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.62%, 10/25/2023 (aa)	11,780
7,661	IRB Holding Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 02/05/2025 (aa)	7,732
8,037	Penn National Gaming, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 01/19/2024 (aa)	8,065

		80,305

	Household Durables — 0.1%
2,297	Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.58%, 02/07/2025 (aa)	2,291

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Internet & Direct Marketing Retail — 0.3%
7,407	Shutterfly, Inc., Term Loan B-2, (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 08/17/2024 (aa) ^	7,440

	Leisure Products — 1.3%
12,721	Delta 2 SARL, 1st Lien Term loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 02/01/2024 (aa)	12,686
21,042	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.82%, 04/19/2019 (aa) ^	5,261
14,186	NVA Holdings, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 02/02/2025 (aa)	14,175

		32,122

	Media — 9.0%
15,909	Altice US Finance I Corp., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 07/28/2025 (aa) ^	15,883
6,581	AMC Entertainment, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 12/15/2022 (aa)	6,597
2,376	AMC Entertainment, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 12/15/2023 (aa)	2,381
9,168	Charter Communications Operating, LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 04/30/2025 (aa)	9,185
12,656	Cineworld Finance US Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.15%, 02/07/2025 (aa) ^	12,637
20,498	CSC Holdings LLC, 1st Lien, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 07/17/2025 (aa)	20,437
9,736	Gray Television, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.83%, 02/07/2024 (aa)	9,787
7,657	Hoya Midco LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 06/30/2024 (aa)	7,666
11,961	iHeartCommunications, Inc., Term Loan D, (ICE LIBOR USD 3 Month + 6.75%), 8.44%, 01/30/2019 (d) (aa)	9,500
2,795	iHeartCommunications, Inc., Tranche E Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 9.19%, 07/30/2019 (d) (aa)	2,216
4,300	Meredith Corp., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.66%, 01/18/2025 (aa)	4,323

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
712	Mission Broadcasting, Inc., Term B-2 Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.07%, 01/17/2024 (aa)	714
11,879	MTL Publishing LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 3.98%, 08/20/2023 (aa) ^	11,911
5,595	Nexstar Broadcasting, Inc., Term B-2 Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.07%, 01/17/2024 (aa)	5,610
11,970	Red Ventures LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 11/08/2024 (aa)	12,040
8,210	Sinclair Broadcast Group, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 01/03/2024 (aa)	8,213
6,389	Tribune Media Co., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 01/26/2024 (aa)	6,391
5,442	Tribune Media Co., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 12/27/2020 (aa)	5,444
31,908	Univision Communications, Inc., 1st Lien Term Loan C-5, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 03/15/2024 (aa)	31,505
1,967	Vertis, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 12.00%, 03/21/2018 (d) (aa) (bb)	—	(h)
10,115	WMG Acquisition Corp., 1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.25%), 3.83%, 11/01/2023 (aa)	10,139
11,860	Ziggo Secured Finance Partnership, 1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.50%), 4.09%, 04/15/2025 (aa) ^	11,747
8,430	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.90%, 08/18/2023 (aa)	8,468

		212,794

	Multiline Retail — 0.7%
9,016	JC Penney Corp., Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 6.23%, 06/23/2023 (aa)	8,620
9,282	Neiman Marcus Group, Inc., Other Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 10/25/2020 (aa)	7,853

		16,473

	Specialty Retail — 1.7%
3,793	Culligan Holding, Inc., 1st Lien Term Loan B1, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 12/13/2023 (aa)	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Specialty Retail — continued
3,471	Digicert Holdings, Inc.,1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 6.52%, 10/31/2024 (aa)	3,508
5,150	Party City Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.47%, 08/19/2022 (aa) ^	5,160
4,097	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 03/11/2022 (aa)	3,338
24,189	Staples, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.79%, 09/12/2024 (aa)	24,023

		39,829

	Textiles, Apparel & Luxury Goods — 0.8%
4,302	Cole Haan LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 01/31/2020 (aa) ^	4,226
4,799	Nine West Holdings, Inc., Initial Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.45%, 10/08/2019 (aa)	4,397
9,678	SAMSONITE IP Holdings, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.82%, 08/01/2023 (aa)	9,722

		18,345

	Total Consumer Discretionary	450,956

	Consumer Staples — 8.3%
	Food & Staples Retailing — 4.5%
24,921	Albertson’s LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.67%, 12/21/2022 (aa)	24,593
9,666	Albertson’s LLC, 1st Lien Term Loan B-4, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 08/25/2021 (aa)	9,532
7,223	BJ’s Wholesale Club, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.08%, 02/03/2024 (aa)	7,204
2,075	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 7.50%), 9.08%, 02/03/2025 (aa)	2,078
17,300	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 12/05/2023 (aa)	15,311
17,747	SUPERVALU, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	17,566

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
29,578	SUPERVALU, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 06/08/2024 (aa)	29,278

		105,562

	Food Products — 3.0%
15,389	Dole Food Co., 1st Lien Term Loan B, (LIBOR + 2.75%; US Prime Rate + 1.75%), 4.36%, 04/06/2024 (aa)	15,444
16,651	Hearthside Group Holdings LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 06/02/2021 (aa)	16,692
29,908	JBS USA LLC, Term Loan B, (ICE LIBOR USD 3 Month + 2.50%), 4.10%, 10/30/2022 (aa)	29,759
9,336	Pinnacle Foods Finance LLC, Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 02/02/2024 (aa)	9,389

		71,284

	Household Products — 0.5%
12,970	Clover Merger Sub, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 09/26/2024 (aa) ^	12,484

	Personal Products — 0.3%
7,313	Prestige Brands, Inc., 1st Lien Term Loan B-4, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 01/26/2024 (aa)	7,354

	Total Consumer Staples	196,684

	Energy — 6.2%
	Energy Equipment & Services — 0.3%
2,939	Floatel International Ltd., Initial Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 6.69%, 06/27/2020 (aa)	2,425
4,000	KCA Deutag, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 5.75%; ICE LIBOR USD 3 Month +5.75%), 7.65%, 05/15/2020 (aa)	3,928

		6,353

	Oil, Gas & Consumable Fuels — 5.9%
12,210	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 11.97%, 12/31/2021 (aa)	13,767
15,910	California Resources Corp., Senior Secured First Out, (ICE LIBOR USD 1 Month + 4.75%), 6.34%, 12/31/2022 (aa)	16,089

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Oil, Gas & Consumable Fuels — continued
5,610	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 9.44%, 08/23/2021 (aa)	5,973
5,868	CITGO Petroleum Corp., Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.19%, 07/29/2021 (aa)	5,843
6,051	EG Finco Ltd., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 02/07/2025 (aa) ^	6,048
13,956	Energy Transfer Equity LP, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.60%, 02/02/2024 (aa)	13,945
7,500	Gulf Finance LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.25%), 6.95%, 08/25/2023 (aa)	6,825
1,000	Medallion Midland Acquisition LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.90%, 10/30/2024 (aa)	1,002
32,921	MEG Energy Corp., 1st Lien Term B Loan, (Canada), (ICE LIBOR USD 3 Month + 3.50%), 5.20%, 12/31/2023 (aa)	32,909
1,329	Southcross Holdings Borrower LP, Tranche B Term Loan, (ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 3.50%), 3.50%, 04/13/2023 (aa)	1,310
11,080	Summit Midstream Partners Holdings LLC, Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 6.00%), 7.65%, 05/13/2022 (aa)	11,253
4,117	TerraForm Power Operating LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.33%, 11/08/2022 (aa)	4,139
21,590	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.59%, 04/12/2024 (aa)	21,493

		140,596

	Total Energy	146,949

	Financials — 1.1%
	Banks — 0.2%
5,264	Associated Asphalt Partners LLC, Senior Secured Term Loan, (ICE LIBOR USD 1 Month + 5.25%), 6.90%, 04/05/2024 (aa)	5,001

	Capital Markets — 0.6%
11,592	Misys, Term Loan B, (ICE LIBOR USD 3 Month + 3.50%), 5.48%, 06/13/2024 (aa)	11,583
2,480	The Edelman Financial Center, LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 5.97%, 11/11/2024 (aa)	2,514

		14,097

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.2%
4,134	Duff & Phelps Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.83%, 02/13/2025 (aa) ^	4,164

	Insurance — 0.1%
2,723	HUB International Ltd., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 4.84%, 10/02/2020 (aa)	2,734

	Total Financials	25,996

	Health Care — 9.4%
	Health Care Equipment & Supplies — 1.2%
8,651	Auris Luxembourg III SARL, Term Loan B-7, (Luxembourg), (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/17/2022 (aa)	8,720
5,283	Mallinckrodt International Finance SA, Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.82%, 02/24/2025 (aa)	5,294
14,565	Mallinckrodt International Finance, Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 09/24/2024 (aa)	14,521

		28,535

	Health Care Providers & Services — 5.8%
2,932	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 02/16/2023 (aa)	2,950
16,222	CHG Healthcare Services, 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 4.77%, 06/07/2023 (aa)	16,377
15,840	Community Health Systems, Inc., Incremental 2021 Term H Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.98%, 01/27/2021 (aa)	15,463
16,005	Community Health Systems, Inc., Term Loan G, (ICE LIBOR USD 3 Month + 2.75%), 4.73%, 12/31/2019 (aa)	15,856
2,268	MedRisk, Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/24/2025 (aa)	2,268
3,392	Midwest Physician Administrative Services LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.35%, 08/15/2024 (aa)	3,385
14,898	MultiPlan, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 06/07/2023 (aa)	14,965
21,242	National Mentor Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/2021 (aa)	21,388

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Health Care Providers & Services — continued
2,550	Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 02/28/2025 (aa) ^	2,547
11,580	Pearl Intermediate Parent LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.34%, 01/31/2025 (aa) ^	11,478
8,240	Pharmerica Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.08%, 12/06/2024 (aa)	8,289
4,080	Superior Vision, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.49%, 12/02/2024 (aa)	4,060
17,989	Tennessee Merger Sub, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 02/06/2024 (aa)	17,487

		136,513

	Health Care Technology — 0.4%
8,717	Press Ganey Holdings, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 10/23/2023 (aa)	8,771

	Life Sciences Tools & Services — 0.1%
2,394	Albany Molecular Research, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.90%, 08/30/2024 (aa)	2,403

	Pharmaceuticals — 1.9%
20,439	Concordia Healthcare Corp., Initial Dollar Term Loan, (Canada), (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 10/21/2021 (aa)	18,256
14,888	Grifols Worldwide Operations Ltd., Term Loan B, (1 Week LIBOR + 2.25%), 3.72%, 01/31/2025 (aa)	14,940
12,743	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.08%, 04/01/2022 (aa)	12,890

		46,086

	Total Health Care	222,308

	Industrials — 8.2%
	Aerospace & Defense — 1.5%
15,685	MacDonald Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.33%, 10/04/2024 (aa)	15,741
2,697	TransDigm, Inc., 1st Lien Term Loan E, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 05/14/2022 (aa)	2,713

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
15,550	TransDigm, Inc., 1st Lien Term Loan F, (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.41%, 06/09/2023 (aa)	15,639

		34,093

	Air Freight & Logistics — 0.8%
10,250	Avolon Holdings Ltd., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.84%, 03/21/2022 (aa) ^	10,234
9,523	XPO Logistics, Inc., Term Loan, (ICE LIBOR USD 3 Month + 2.00%), 3.92%, 02/24/2025 (aa) ^	9,543

		19,777

	Airlines — 0.8%
19,057	American Airlines, Inc, 1st Lien Term loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.59%, 12/14/2023 (aa)	19,055

	Building Products — 1.0%
8,010	Continental Building Products, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 3.91%, 08/18/2023 (aa)	8,080
2,882	NCI Building Systems, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 02/07/2025 (aa)	2,886
7,014	Summit Materials Co. I LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 11/21/2024 (aa)	7,054
5,473	Unifrax LLC, Senior Secured Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.19%, 04/04/2024 (aa)	5,528

		23,548

	Commercial Services & Supplies — 2.5%
3,247	Advanced Disposal Services, Inc., Term Loan B, (1 Week LIBOR + 2.25%), 3.72%, 11/10/2023 (aa)	3,257
18,823	Garda World Security, 1st Lien Term Loan B, (US Prime Rate + 2.50%), 4.97%, 05/24/2024 (aa)	18,984
29,204	Prime Security Services Borrower LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 05/02/2022 (aa) ^	29,436
2,590	Prometric, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.77%, 01/29/2025 (aa)	2,606
5,803	University Support Services LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 07/06/2022 (aa)	5,839

		60,122

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Machinery — 0.8%
8,588	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (Luxembourg), (ICE LIBOR USD 1 Month + 3.00%), 4.47%, 03/11/2022 (aa)	8,606
4,732	Rexnord LLC/RBS Global Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.85%, 08/21/2024 (aa)	4,760
4,693	Zodiac Pool Solutions LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.69%, 12/20/2023 (aa)	4,693

		18,059

	Materials — 0.5%
11,742	Gates Global LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 04/01/2024 (aa)	11,815

	Road & Rail — 0.1%
2,299	URS Merger Sub Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 5.25%), 6.90%, 09/01/2024 (aa)	2,333

	Trading Companies & Distributors — 0.2%
4,659	HD Supply, Inc., 1st Lien Term Loan B-4, (ICE LIBOR USD 3 Month + 2.50%), 4.19%, 10/17/2023 (aa)	4,688

	Total Industrials	193,490

	Information Technology — 8.2%
	Communications Equipment — 0.7%
9,745	Avaya, Inc. 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.34%, 12/15/2024 (aa)	9,794
6,268	Global Tel*Link Corp., 1st Lien Senior Secured Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.69%, 05/23/2020 (aa)	6,293

		16,087

	Electronic Equipment, Instruments & Components — 0.1%
3,508	TTM Technologies, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 09/28/2024 (aa) ^	3,512

	Internet Software & Services — 0.6%
3,190	Impala Private Holdings II LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.70%, 11/14/2024 (aa)	3,195
10,973	Rackspace Hosting, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 3.00%), 4.79%, 11/03/2023 (aa)	11,001

		14,196

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — 2.0%
13,704	Exela Technologies, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 7.50%), 9.08%, 07/12/2023 (aa)	13,361
	First Data Corp., 1st Lien Term Loan,
10,907	(ICE LIBOR USD 1 Month + 2.25%), 3.87%, 07/08/2022 (aa) ^	10,924
10,973	(ICE LIBOR USD 1 Month + 2.25%), 3.87%, 04/26/2024 (aa)	10,991
4,715	Optiv Security, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.81%, 02/01/2024 (aa)	4,486
4,000	Optiv Security, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 7.25%), 8.81%, 01/31/2025 (aa)	3,710
5,173	SMS Systems Maintenance Services, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 5.00%), 6.65%, 10/30/2023 (aa)	4,466

		47,938

	Semiconductors & Semiconductor Equipment — 0.8%
7,026	Microsemi Corp., 1st Lien Term Loan B, (ICE LIBOR USD 2 Month + 2.00%), 3.74%, 01/15/2023 (aa)	7,041
6,887	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 03/31/2023 (aa)	6,919
5,224	Versum Materials, Inc., Senior Secured Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 3.69%, 09/29/2023 (aa)	5,254

		19,214

	Software — 2.7%
3,401	Applied Systems., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.94%, 09/19/2024 (aa)	3,418
563	Barracuda Networks, Inc, 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 9.06%, 01/09/2026 (aa)	574
2,584	Barracuda Networks, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.06%, 02/12/2025 (aa)	2,596
4,411	Genesys Telecom Holdings (Greeneden), 1st Lien Term Loan B-2, (ICE LIBOR USD 3 Month + 3.75%), 5.44%, 12/01/2023 (aa)	4,425
9,649	Infor US, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.44%, 02/01/2022 (aa)	9,657
5,869	Landesk Software Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.90%, 01/20/2024 (aa)	5,763

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	11

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Software — continued
1,885	Landesk Software Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 9.00%), 10.65%, 01/20/2025 (aa)	1,810
12,677	Qlik Technologies, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 6 Month + 3.50%), 5.04%, 04/26/2024 (aa)	12,499
4,989	Salient CRGT, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 5.75%), 7.40%, 02/28/2022 (aa)	5,027
13,436	SolarWinds, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.15%, 02/03/2023 (aa)	13,469
4,520	Solera LLC, Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.82%, 03/03/2023 (aa)	4,529

		63,767

	Technology Hardware, Storage & Peripherals — 1.3%
15,140	Dell International LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.65%, 09/07/2023 (aa)	15,137
5,430	Quest Software US Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.50%), 7.27%, 10/31/2022 (aa)	5,516
5,379	Radiate Holdco LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 02/01/2024 (aa)	5,370
4,345	Thoughtworks, Inc. Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.15%, 10/11/2024 (aa)	4,372

		30,395

	Total Information Technology	195,109

	Materials — 4.4%
	Chemicals — 1.7%
4,241	Axalta Coating Systems US Holdings, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 3.69%, 06/01/2024 (aa)	4,263
5,847	Chemours Co. (The), Senior Secured Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 05/12/2022 (aa)	5,872
4,194	Gemini HDPE LLC, Advance, (ICE LIBOR USD 3 Month + 2.50%), 4.28%, 08/07/2024 (aa)	4,211
4,034	New Arclin US Holdings Corp., 1st Lien Senior Secured Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 5.20%, 02/14/2024 (aa)	4,072

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
9,082	PolyOne Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.00%), 3.59%, 11/11/2022 (aa)	9,139
1,546	Trinseo Materials Operating SCA, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 09/06/2024 (aa)	1,557
	Tronox Finance LLC, 1st Lien Term Loan B,
7,031	(ICE LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/2024 (aa)	7,073
3,047	(ICE LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/2024 (aa)	3,065

		39,252

	Containers & Packaging — 2.7%
	Berry Global, Inc., 1st Lien Term Loan,
1,968	(ICE LIBOR USD 1 Month + 2.00%), 3.58%, 02/08/2020 (aa)	1,975
6,138	(ICE LIBOR USD 1 Month + 2.00%), 3.62%, 10/01/2022 (aa)	6,156
3,226	Berry Global, Inc., 1st Lien Term Loan P, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 01/06/2021 (aa)	3,236
5,608	Berry Plastics Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.58%, 01/19/2024 (aa)	5,622
8,069	Bway Holding Co., 1st Lien Term Loan, (ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%), 4.96%, 04/03/2024 (aa)	8,100
8,045	Consolidated Container, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/22/2024 (aa)	8,085
3,848	Crown Americas, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.25%), 2.25%, 01/17/2025 (aa) ^	3,880
1,578	HLX PLY Holdings, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.69%, 12/29/2023 (aa)	1,585
9,490	Reynolds Group Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 02/05/2023 (aa)	9,531
5,274	Ring Container Technologies LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 10/31/2024 (aa)	5,292
11,930	Viskase Corp., Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.94%, 01/30/2021 (aa)	11,781

		65,243

	Total Materials	104,495

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
6,673	ESH Hospitality, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.90%, 08/30/2023 (aa)	6,705
8,166	GEO Group, Inc. (The), Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 3.95%, 03/22/2024 (aa)	8,190

		14,895

	Real Estate Management & Development — 0.1%
2,985	CityCenter Holdings LLC, Term B Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 04/18/2024 (aa)	2,998

	Total Real Estate	17,893

	Telecommunication Services — 9.6%
	Diversified Telecommunication Services — 7.0%
27,920	Centurylink, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.75%), 4.40%, 01/31/2025 (aa)	27,424
19,325	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.75%), 5.44%, 10/02/2024 (aa)	19,467
10,984	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 10/05/2023 (aa)	10,794
6,194	Frontier Communications Corp., Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 06/15/2024 (aa)	6,093
22,741	Hargray Communications Group, Inc., Senior Secured Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 05/16/2024 (aa) ^	22,781
25,655	Intelsat Jackson Holdings, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 5.71%, 11/27/2023 (aa)	25,458
27,300	Level 3 Financing, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.85%, 02/22/2024 (aa)	27,342
12,491	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.15%, 11/01/2024 (aa)	12,624
1,708	Securus Technologies Holdings, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 8.25%), 9.90%, 11/01/2025 (aa)	1,729
4,687	Windstream Communications LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 5.59%, 03/29/2021 (aa)	4,417
7,548	Zayo Group LLC, Term B-2 Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.87%, 01/19/2024 (aa)	7,579

		165,708

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 2.6%
10,867	A2Z Wireless Holdings, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.57%, 05/01/2023 (aa)	10,843
9,999	Sprint Communications, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.19%, 02/02/2024 (aa)	10,002
18,011	Syniverse Holdings Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 02/09/2023 (aa) ^	18,152
2,545	Syniverse Holdings Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.50%), 9.50%, 02/09/2024 (aa) ^	2,580
11,783	Syniverse Holdings, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 04/23/2019 (aa)	11,754
8,446	Syniverse Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.65%, 04/23/2019 (aa)	8,425

		61,756

	Total Telecommunication Services	227,464

	Utilities — 7.5%
	Electric Utilities — 3.3%
20,065	Calpine Construction Finance Co. LP, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 01/15/2025 (aa)	20,101
21,750	Energy Future Intermediate Holding Co. LLC, DIP Term Loan, (ICE LIBOR USD 1 Week + 3.00%; ICE LIBOR USD 1 Month + 3.00%), 4.47%, 06/30/2018 (aa)	21,747
4,317	Homer City Generation LP, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 11.00%), 12.65%, 04/05/2023 (aa)	3,875
6,226	Lightstone Holdco LLC, 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 01/30/2024 (aa)	6,261
395	Lightstone Holdco LLC, 1st Lien Term Loan C, (ICE LIBOR USD 1 Month + 3.75%), 5.40%, 01/30/2024 (aa)	398
21,808	Texas Competitive Electric Holdings Co. LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 08/04/2023 (aa)	21,921
3,865	Texas Competitive Electric Holdings Co. LLC, Term Loan C, (ICE LIBOR USD 1 Month + 2.50%), 4.15%, 08/04/2023 (aa)	3,885

		78,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	13

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Independent Power and Renewable Electricity Producers — 4.2%
8,457	AES Corp., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 3.94%, 05/24/2022 (aa)	8,461
	Calpine Corp., Term Loan,
2,000	(ICE LIBOR USD 1 Month + 1.75%), 3.40%, 12/31/2019(aa)	2,000
9,372	(ICE LIBOR USD 3 Month + 2.50%), 4.20%, 01/15/2024(aa)	9,390
22,571	Dynegy, Inc., 1st Lien Term Loan C, (ICE LIBOR USD 1 Month + 2.75%), 4.35%, 02/07/2024 (aa)	22,701
9,258	ExGen Renewables I LLC, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.99%, 11/28/2024 (aa)	9,339
17,973	NRG Energy, Inc., Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 3.94%, 06/30/2023 (aa)	18,045
3,523	Talen Energy Supply, Term Loan B-1, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 07/15/2023 (aa)	3,528
25,271	Talen Energy Supply, Term Loan B-2, (ICE LIBOR USD 1 Month + 4.00%), 5.65%, 04/15/2024 (aa)	25,307

		98,771

	Total Utilities	176,959

	Total Loan Assignments (Cost $1,978,725)	1,958,303

NUMBER OF RIGHTS
Rights — 0.0%
	Utilities — 0.0%
	Independent Power and Renewable Electricity Producers — 0.0%
1,250	Vistra Energy Corp., expiring 12/31/2049 (a) (bb) (Cost $—)	906

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
	Sabine Oil & Gas Holdings, Inc.,
2	expiring 04/13/2026 (a)	11
11	expiring 04/13/2026 (Strike Price $1.00) (a)	72

	Total Warrants (Cost $67)	83

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
115,686	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (b) (l) (Cost $115,686)	115,686

	Total Investments — 102.6% (Cost $2,444,491)	2,431,630
	Liabilities in Excess of Other Assets — (2.6)%	(62,309)

	NET ASSETS — 100.0%	$2,369,321

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

DIP	— Debtor-in-possession
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of February 28, 2018.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2018.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of February 28, 2018.
^	— All or a portion of the security is unsettled as of February 28, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,315,944
Investments in affiliates, at value	115,686
Cash	17,896
Foreign currency, at value	98
Receivables:
Investment securities sold	28,142
Fund shares sold	2,854
Interest from non-affiliates	9,806
Dividends from affiliates	110
Tax reclaims	266

Total Assets	2,490,802

LIABILITIES:
Payables:
Investment securities purchased	86,527
Investment securities purchased — delayed delivery securities	20,213
Fund shares redeemed	13,233
Unrealized depreciation on unfunded commitments	19
Accrued liabilities:
Investment advisory fees	980
Administration fees	146
Distribution fees	30
Service fees	108
Custodian and accounting fees	59
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	166

Total Liabilities	121,481

Net Assets	$2,369,321

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$2,561,817
Accumulated undistributed (distributions in excess of) net investment income	752
Accumulated net realized gains (losses)	(180,372)
Net unrealized appreciation (depreciation)	(12,876)

Total Net Assets	$2,369,321

Net Assets:
Class A	$86,324
Class C	21,931
Class I	1,288,087
Class R6	972,979

Total	$2,369,321

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,176
Class C	2,338
Class I	136,897
Class R6	103,403

Net Asset Value (a):
Class A — Redemption price per share	$9.41
Class C — Offering price per share (b)	9.38
Class I — Offering and redemption price per share	9.41
Class R6 — Offering and redemption price per share	9.41
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.63

Cost of investments in non-affiliates	$2,328,805
Cost of investments in affiliates	115,686
Cost of foreign currency	94

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS PERIOD ENDED FEBRUARY 28, 2018 (Unaudited)

(Amounts in thousands)

Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$55,498
Interest income from affiliates	— (a)
Dividend income from non-affiliates	377
Dividend income from affiliates	692

Total investment income	56,567

EXPENSES:
Investment advisory fees	6,529
Administration fees	965
Distribution fees:
Class A	111
Class C	87
Service fees:
Class A	112
Class C	29
Class I	1,641
Custodian and accounting fees	72
Interest expense to affiliates	— (a)
Professional fees	70
Trustees’ and Chief Compliance Officer’s fees	16
Printing and mailing costs	44
Registration and filing fees	43
Transfer agency fees (See Note 2.H.)	16
Other	25

Total expenses	9,760

Less fees waived	(1,283)
Less earnings credits	(1)

Net expenses	8,476

Net investment income (loss)	48,091

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,896)
Foreign currency transactions	5

Net realized gain (loss)	(6,891)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,397
Foreign currency translations	4
Unfunded commitments	(19)

Change in net unrealized appreciation/depreciation	6,382

Net realized/unrealized gains (losses)	(509)

Change in net assets resulting from operations	$47,582

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Floating Rate Income Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,091	$84,603
Net realized gain (loss)	(6,891)	(56,181)
Change in net unrealized appreciation/depreciation	6,382	59,824

Change in net assets resulting from operations	47,582	88,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,659)	(3,599)
Class C
From net investment income	(370)	(856)
Class I
From net investment income	(25,966)	(43,924)
Class R6
From net investment income	(19,309)	(35,871)

Total distributions to shareholders	(47,304)	(84,250)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,766)	600,514

NET ASSETS:
Change in net assets	(46,488)	604,510
Beginning of period	2,415,809	1,811,299

End of period	$2,369,321	$2,415,809

Accumulated undistributed (distributions in excess of) net investment income	$752	$(35)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,477	$58,312
Distributions reinvested	1,656	3,597
Cost of shares redeemed	(17,198)	(57,237)

Change in net assets resulting from Class A capital transactions	$(2,065)	$4,672

Class C
Proceeds from shares issued	$1,461	$12,519
Distributions reinvested	364	838
Cost of shares redeemed	(6,019)	(9,264)

Change in net assets resulting from Class C capital transactions	$(4,194)	$4,093

Class I
Proceeds from shares issued	$281,935	$803,860
Distributions reinvested	18,127	3,528
Cost of shares redeemed	(342,194)	(346,605)

Change in net assets resulting from Class I capital transactions	$(42,132)	$460,783

Class R6
Proceeds from shares issued	$157,552	$265,017
Distributions reinvested	17,790	30,602
Cost of shares redeemed	(173,717)	(164,653)

Change in net assets resulting from Class R6 capital transactions	$1,625	$130,966

Total change in net assets resulting from capital transactions	$(46,766)	$600,514

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Floating Rate Income Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,430	6,188
Reinvested	176	381
Redeemed	(1,828)	(6,061)

Change in Class A Shares	(222)	508

Class C
Issued	155	1,330
Reinvested	39	89
Redeemed	(641)	(984)

Change in Class C Shares	(447)	435

Class I
Issued	29,934	84,956
Reinvested	1,928	374
Redeemed	(36,339)	(36,680)

Change in Class I Shares	(4,477)	48,650

Class R6
Issued	16,705	28,012
Reinvested	1,891	3,246
Redeemed	(18,455)	(17,424)

Change in Class R6 Shares	141	13,834

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Floating Rate Income Fund
Class A
Six Months Ended February 28, 2018 (Unaudited)	$9.41	$0.18	(e)	$(0.01)	$0.17	$(0.17)	$—	$(0.17)
Year Ended August 31, 2017	9.36	0.35	(e)	0.05	0.40	(0.35)	—	(0.35)
Year Ended August 31, 2016	9.56	0.40	(e)	(0.20)	0.20	(0.40)	—	(0.40)
Year Ended August 31, 2015	10.04	0.38	(e)	(0.47)	(0.09)	(0.39)	— (f)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(g)	0.02	0.41	(0.38)	(0.01)	(0.39)
Year Ended August 31, 2013	9.89	0.43		0.14	0.57	(0.43)	(0.01)	(0.44)

Class C
Six Months Ended February 28, 2018 (Unaudited)	9.38	0.15	(e)	— (f)	0.15	(0.15)	—	(0.15)
Year Ended August 31, 2017	9.34	0.31	(e)	0.04	0.35	(0.31)	—	(0.31)
Year Ended August 31, 2016	9.54	0.35	(e)	(0.19)	0.16	(0.36)	—	(0.36)
Year Ended August 31, 2015	10.02	0.33	(e)	(0.46)	(0.13)	(0.35)	— (f)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(g)	0.02	0.36	(0.34)	(0.01)	(0.35)
Year Ended August 31, 2013	9.88	0.40		0.13	0.53	(0.39)	(0.01)	(0.40)

Class I
Six Months Ended February 28, 2018 (Unaudited)	9.41	0.19	(e)	— (f)	0.19	(0.19)	—	(0.19)
Year Ended August 31, 2017	9.37	0.37	(e)	0.05	0.42	(0.38)	—	(0.38)
Year Ended August 31, 2016	9.57	0.42	(e)	(0.19)	0.23	(0.43)	—	(0.43)
Year Ended August 31, 2015	10.05	0.40	(e)	(0.46)	(0.06)	(0.42)	— (f)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(g)	0.02	0.44	(0.41)	(0.01)	(0.42)
Year Ended August 31, 2013	9.89	0.46		0.15	0.61	(0.46)	(0.01)	(0.47)

Class R6
Six Months Ended February 28, 2018 (Unaudited)	9.41	0.19	(e)	— (f)	0.19	(0.19)	—	(0.19)
Year Ended August 31, 2017	9.37	0.39	(e)	0.04	0.43	(0.39)	—	(0.39)
Year Ended August 31, 2016	9.57	0.43	(e)	(0.19)	0.24	(0.44)	—	(0.44)
Year Ended August 31, 2015	10.05	0.41	(e)	(0.46)	(0.05)	(0.43)	— (f)	(0.43)
October 31, 2013 (h) through August 31, 2014	10.10	0.34	(g)	(0.03)	0.31	(0.35)	(0.01)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.41	1.87%	$86,324	0.99%	3.78%		1.17%	21%
9.41	4.36	88,390	0.98	3.76		1.18	51
9.36	2.30	83,254	0.99	4.29		1.22	41
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(g)	1.15	61
10.02	5.90	158,323	0.97	4.64		1.16	42

9.38	1.62	21,931	1.49	3.27		1.67	21
9.38	3.74	26,114	1.48	3.25		1.69	51
9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(g)	1.65	61
10.01	5.50	15,323	1.47	4.07		1.65	42

9.41	1.99	1,288,087	0.74	4.03		0.91	21
9.41	4.51	1,329,888	0.73	3.96		0.91	51
9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(g)	0.90	61
10.03	6.25	3,158,706	0.72	4.85		0.91	42

9.41	2.04	972,979	0.64	4.13		0.65	21
9.41	4.61	971,417	0.63	4.10		0.66	51
9.37	2.65	837,611	0.64	4.67		0.66	41
9.57	(0.49)	391,548	0.64	4.18		0.67	16
10.05	3.05	916,404	0.63	4.11	(g)	0.66	61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Floating Rate Income Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV as of the report date.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$11,735	$—		$11,735
Corporate Bonds
Consumer Discretionary	—	57,642	—		57,642
Energy	—	36,691	—		36,691
Financials	—	20,988	—		20,988
Health Care	—	48,605	—		48,605
Industrials	—	35,009	—		35,009
Information Technology	—	29,895	—		29,895
Materials	—	35,109	—		35,109
Real Estate	—	3,109	—		3,109
Telecommunication Services	—	29,857	—		29,857
Utilities	—	12,025	750		12,775

Total Corporate Bonds	—	308,930	750		309,680

Common Stocks
Energy	—	164	488		652
Information Technology	11,511	—	—		11,511
Utilities	7,106	—	—		7,106

Total Common Stocks	18,617	164	488		19,269

Preferred Stock
Financials	—	15,968	—		15,968
Loan Assignments
Consumer Discretionary	—	450,956	—	(a)	450,956
Consumer Staples	—	196,684	—		196,684
Energy	—	146,949	—		146,949
Financials	—	25,996	—		25,996
Health Care	—	222,308	—		222,308
Industrials	—	193,490	—		193,490
Information Technology	—	195,109	—		195,109
Materials	—	104,495	—		104,495
Real Estate	—	17,893	—		17,893
Telecommunication Services	—	227,464	—		227,464
Utilities	—	176,959	—		176,959

Total Loan Assignments	—	1,958,303	—	(a)	1,958,303

Rights
Utilities	—	—	906		906
Warrants
Energy	—	83	—		83
Short-Term Investment
Investment Company	115,686	—	—		115,686

Total Investments in Securities	$134,303	$2,295,183	$2,144		$2,431,630

(a)	Amount rounds to less than 500.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

There were no significant transfers between level 1 and level 2 during the six months ended February 28, 2018.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of February 28, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At February 28, 2018, the Fund had investments in loan assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse International	14.5%
Barclays Bank plc	11.9
Morgan Stanley	7.8
Bank of America, N.A.	5.9
JPMorgan Chase Bank, N.A.	5.8

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

At February 28, 2018, the Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Pearl Intermediate Parent LLC	Delayed Draw Term Loan	1/31/2025	1.000%	0.000%	$2,170	$2,151	$—	$—	$2,170	$2,151

F. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of February 28, 2018, which are shown as a Payable for investment securities purchased-delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at February 28, 2018 are detailed on the SOI.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statement of Operations.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended February 28, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$5	$2	$6	$3	$16

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 28, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares, respectively.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.50%	0.75%	0.65%

The expense limitation agreement was in effect for the six months ended February 28, 2018 and is in place until at least December 31, 2018.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

For the six months ended February 28, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$34	$23	$1,076	$1,133

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds).

Effective December 29, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended February 28, 2018 was approximately $150,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended February 28, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended February 28, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended February 28, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$490,672	$471,579

During the six months ended February 28, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$2,444,491	$23,563	$36,424	$(12,861)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (Unaudited) (continued)

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended February 28, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended February 28, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2018, the Fund had one affiliated omnibus account, which represented 61.8% of the Fund’s outstanding shares.

As of February 28, 2018, the JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
18.0%	10.9%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of February 28, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

FEBRUARY 28, 2018	J.P. MORGAN INCOME FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2017, and continued to hold your shares at the end of the reporting period, February 28, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Floating Rate Income Fund
Class A
Actual	$1,000.00	$1,018.70	$4.96	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	1,016.20	7.45	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class I
Actual	1,000.00	1,019.90	3.71	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,020.40	3.21	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. February 2018.	SAN-FRI-218

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 2, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 2, 2018